             THIS AGREEMENT made as of the 24th day of April, 1964
BETWEEN:
             NORTHWOOD MILLS LTD., a company duly incorporated
             --------------------
             under the laws of the Province of British Columbia, Canada, having an office at the City of Vancouver, Province aforesaid,

             (hereinafter called "Northwood")

                                               OF THE FIRST PART
AND:
             CANAMEAD, INC., a company duly incorporated under
             --------------
             the laws of the State of Ohio, one of the United States of America, having an office at the City of Dayton, State aforesaid,

             (hereinafter called "Canamead")

                                              OF THE SECOND PART
AND:
             THE MEAD CORPORATION, a company duly incorporated
             --------------------
             under the laws of the State of Ohio, one of the United States of America, having an office at the City of Dayton, State aforesaid,

             (hereinafter called "Mead")

                                              OF THE THIRD PART
AND:
             NORANDA MINES, LIMITED, a company duly incorporated
             ----------------------
             under the laws of the Province of Ontario, Cananda, having an office at the City of Toronto, Province aforesaid,

             (hereinafter called "Noranda")

                                             OF THE FOURTH PART.

WHEREAS:

(A) Northwood and Canamead intend to incorporate a company under the laws of the Province of British Columbia with the name of Northwood Pulp Limited or such other name as may be agreed upon by the parties (hereinafter referred to as the "Pulp Corporation"), the capital stock of which shall be owned 50% by Northwood and 50% by Canamead for the purpose inter alia of holding a pulpwood harvesting licence (hereinafter more particularly defined) and for the optimum utilization of the fiber obtainable under good forestry practices from the area committed under such pulpwood harvesting licence in accordance with the terms and conditions therein set forth, and for the construction and operation of a pulp mill having an initial daily rated capacity of five hundred (500) tons of paper grade bleached, semi-bleached and unbleached sulphate wood pulp and for the operation of sawmills and such other endeavours as are within the objects and powers of the said Pulp Corporation.

(B) Upper Fraser Spruce Mills Ltd. (hereinafter called "Upper Fraser") and Sinclair Spruce Lumber Company Limited (hereinafter called "Sinclair") both of which companies are wholly owned subsidiaries of Northwood, operate sawmills in the area of the said pulpwood harvesting licence and Upper Fraser and Sinclair hold timber sale contracts and tree farm licences in said area providing a supply of saw logs for said sawmills.

(C) The Parties hereto have agreed that all the issued shares in the capital stock of Upper Fraser and Sinclair shall be purchased by the Pulp Corporation from Northwood on the terms and conditions herein set forth.

(D) Northwood has agreed to provide knowledge and experience for operation of the sawmills in accordance with this Agreement.

(E) Northwood and Canamead have agreed that so long as each has an equal voice in the election of directors of the Pulp Corporation and Upper Fraser and Sinclair and other actions requiring the approval of the stockholders thereof, they will cooperate with each other in good faith and to the best of their ability to cause the affairs of the Pulp Corporation and Upper Fraser and Sinclair to be managed efficiently and economically and for the best interests of both parties.

(F) Mead and Northwood have agreed to secure operating personnel for employment by the Pulp Corporation and to be paid by the Pulp Corporation, and that Canamead and Northwood shall contribute cash to the capital of the Pulp Corporation as herein provided.

(G) Mead has agreed to provide knowledge and experience for the engineering design and operation of the said pulp mill in accordance with this Agreement.

(H) Northwood has agreed to carry the application to secure from the Minister of Lands, Forests and Water Resources of the Province of British Columbia the said pulpwood harvesting license, and Northwood has agreed to assign said license, if and when granted, to the Pulp Corporation.

(I) Canamead and Northwood have agreed to use their best efforts to secure a lender for the lending of money to the Pulp Corporation as provided in this Agreement.

(J) The Parties hereto have agreed that Mead Pulp Sales, Inc., a wholly-owned subsidiary of Mead, shall be appointed as sales agent to sell the entire output (exclusive of any portion of the output sold to Mead or its subsidiaries or affiliates), of the said pulp mill on the terms and conditions set forth in the Agreement attached as Exhibit "C."

(K) The Parties hereto have agreed that Northwood shall be appointed as sales agent for Upper Fraser, Sinclair and all sawmills acquired by the Pulp Corporation, Upper Fraser, and Sinclair, or any of them, to sell the entire output of the said sawmills (excluding wood chips and other materials purchased or used by the Pulp Corporation) on the terms and conditions set forth in the Agreement attached hereto as Exhibit "D."

(L) Northwood is a wholly-owned subsidiary of Noranda, and Noranda is agreeable and prepared to guarantee unto Canamead and Mead the full performance and observance of each and every of Northwood's covenants herein contained.

(M) Canamead is a wholly-owned subsidiary of Mead and Mead is agreeable and prepared to guarantee unto Northwood and Noranda the full performance and observance of each and every of Canamead's covenants herein contained.

(N) The Parties hereto have agreed that the Pulp Corporation, Mead, Northwood and Noranda will enter into an agreement in the form attached hereto as Exhibit "E."

    NOW, THEREFORE, THIS AGREEMENT WITNESSETH that in consideration of the mutual covenants herein contained the Parties hereto do hereby agree as follows:

1.  Definition

     "Pulpwood Harvesting Licence" - the words "pulpwood harvesting licence" when used herein mean the rights granted pursuant to Section

17 A of the Forest Act R.S.B.C. 1960 Chap. 153 and all amendments thereto and pursuant to the agreement or agreements to be entered into pursuant to said
Section 17 A between Northwood and the Minister of Lands, Forests and Water Resources for the Province of British Columbia, to purchase pulpwood from Her Majesty the Queen in the right of the Province of British Columbia from within the pulpwood harvesting area described in the letter dated March 3, 1964 from A.
H. Zimmerman to the said Minister, as modified by the reply from the said Minister dated March 10, 1964, or such lesser area as may be described in said agreement or agreements for a period of twenty-one years, and any renewal period.

2. Assignment of Pulpwood Harvesting Licence
   -----------------------------------------

     Northwood hereby agrees to assign the pulpwood harvesting licence to the Pulp Corporation forthwith upon obtaining same in form and with area satisfactory to Northwood and Canamead, PROVIDED ALWAYS that in the event the said pulpwood harvesting licence is not obtained and assigned as aforesaid on or before October 31, 1964 this Agreement shall terminate and be null and void and of no effect whatsoever, and all costs and expenses incurred by or for the benefit of the Pulp Corporation shall be shared equally by Canamead and Northwood.

3. Incorporation of the Pulp Corporation
   -------------------------------------

     (a) Northwood and Canamead shall jointly cause the Pulp Corporation to be incorporated under the "Companies Act" R.S.B.C. 1960, Chap. 67, and all amendments thereto of the Province of British Columbia, with an authorized capital consisting of $8,000,000 (Canadian Funds) divided into 8,000,000 ordinary shares of the par value of $1.00 each with a Memorandum of Association in the form as set forth in Exhibit A attached hereto, and having Articles of Association in the form as set forth in Exhibit B attached hereto.

     (b) The registered office of the Pulp Corporation shall be located within the Province of British Columbia as required by said "Companies Act" and all such books and records of the Pulp Corporation as the law may require shall be kept at the said registered office.

     (c) Northwood hereby agrees to subscribe for 4,000,000 A ordinary shares and Canamead hereby agrees to subscribe for 4,000,000 B ordinary shares of the authorized capital of the Pulp Corporation at the par value thereof forthwith upon the incorporation thereof and each of Northwood and Canamead hereby agrees to purchase one-half of $6,600,000 (U.S. funds) in principal amount of, and at the option of the Pulp Corporation one-half of such additional amount not to exceed $800,000 (U.S. funds) in principal amount of, 5% unsecured twenty year debentures of the Pulp Corporation at the principal amount thereof, provided always that such shares and debentures thus subscribed for or agreed to be purchased shall be paid for in cash by Northwood and Canamead in equal portions in such amounts and at such times as the directors of the Pulp Corporation shall determine.

4.  Management of the Pulp Corporation, and Upper Fraser and Sinclair
    -----------------------------------------------------------------

     (a) Northwood and Canamead agree that as long as each or its assigns as permitted by this agreement holds 50% of the issued ordinary shares regardless of class of the Pulp Corporation:

          (i) Subject as hereinafter provided in subparagraph (iii) hereof, the number of directors of each of the Pulp Corporation and Upper Fraser and Sinclair shall be ten, of which five persons (one of which to be a resident of the Province of British Columbia as required by law) selected by Northwood (hereinafter called the "Northwood Directors") and five persons selected by Canamead (hereinafter called the "Canamead Directors") shall be elected directors of the Pulp Corporation and Upper Fraser and Sinclair respectively at every meeting of the Pulp Corporation and Upper Fraser and Sinclair respectively held for the purpose of electing the Board of ten directors.

          (ii) In the event of the resignation, death, dis-qualification or removal of any of the aforesaid ten directors, the parties hereto shall elect or cause to be elected or appointed a person selected by Northwood in the case of the resignation, death, disqualification or removal of a Northwood Director or a person selected by Canamead in the case of the resignation, death, disqualification or removal of a Canamead Director. A director may be removed before the expiration of his period of office by the party who elected or appointed such director.

     (iii) In the event the number of directors of the Pulp Corporation or Upper Fraser or Sinclair is increased to eleven as provided in the Articles of Association attached hereto as Exhibit "B," the said eleventh director shall be elected or appointed on the joint nomination of Canamead and Northwood. Provided that in the event Canamead and Northwood do not within ten days of such increase agree in writing on a person to be appointed as the eleventh director, then and in that event the eleventh director shall be determined by arbitration in accordance with Clause 17 hereof, and on the identity of the said eleventh director being so determined he shall be appointed forthwith to the Board of Directors of each of said companies.

     (iv) At all times when there are not more than ten directors in office, no action shall be taken at any meeting of the Board of Directors of the Pulp Corporation, Upper Fraser or Sinclair, respectively, except with the affirmative vote of a majority of the Northwood Directors present in person or by alternate and a majority of the Canamead Directors present in person or by alternate.

     (v) The quorum necessary for the transaction of the business of the Directors shall be six Directors present in person or by alternate.

          (vi) Neither Northwood nor Canamead shall agree to or cause the Memorandum and Articles of Association of the Pulp Corporation, Upper Fraser or Sinclair to be amended, varied or modified in any way whatsoever without the consent in writing of the other first had and obtained; provided however the Articles of Association of Upper Fraser and Sinclair shall be amended forthwith after the Closing Date (as herein defined) so as to be as identical as practically possible with the Articles of Association of the Pulp Corporation.

          (vii) Unless otherwise mutually agreed in writing, each following party shall be entitled to select the persons to be elected or appointed by the Boards of Directors of the Pulp Corporation and Upper Fraser and Sinclair to the offices indicated below under the name of such party.


               Canamead                 Northwood
               --------                 ---------
               Chairman of the Board    President
               Senior Vice President    Vice President
               Assistant Secretary      Treasurer
               Comptroller              Secretary
               General Manager of       General Manager of
                 Pulp Corporation         Upper Fraser and Sinclair

     (b) Northwood and Canamead hereby agree to cause the directors of the Pulp Corporation to constitute by resolution an Operating Committee of nine persons (who may or may not be members of the Board of Directors of the Pulp Corporation) and that such Operating Committee shall have the following duties, rights and responsibilities in addition to any other duties, rights and responsibilities as may be delegated or designated by the said directors:

          (i) The said Operating Committee shall be advisory to the officers of the Pulp Corporation and the operating management of the said pulp mill on all matters and questions affecting operations of the Pulp Corporation other than those arising in connection with the usual and normal day to day conduct of its business or in connection with matters and questions upon which action or decision has been taken by the said directors;

          (ii) The General Manager of the Pulp Corporation shall be one of the operating personnel members of the Operating Committee and shall preside as Chairman at all meetings of the Operating Committee;

          (iii) The Manager of the sawmills of Upper Fraser and Sinclair shall be one of the operating personnel members of the Operating Committee;

          (iv) Seven voting members of the Operating Committee shall constitute a quorum and no action or motion shall be carried except by unanimous vote of all voting members present, and in the event any action or motion fails by reason of the lack of a unanimous vote, the matter or question shall be referred to the next following meeting of the directors;

          (v) The said Operating Committee shall have full power and right to determine the time, place and frequency of its meetings and the method of the conduct of its meetings; PROVIDED, however, written minutes of every meeting shall be prepared.

     (c) Northwood and Canamead hereby agree to cause the directors of the Pulp Corporation to constitute by resolution a Construction Committee of six persons (who may or may not be members of the Board of Directors of the Pulp Corporation) and that such Construction Committee shall have the following duties, rights and responsibilities in addition to any other duties, rights and responsibilities as may be delegated or designated by the said directors:

          (i) The Construction Committee shall be responsible for arranging for and recommending to the Board of Directors all necessary designers, engineers and contractors for the design, engineering and construction of the said pulp mill;

          (ii) The Construction Committee shall be consulted by and be advisory to the officers of the Pulp Corporation in respect to all matters concerning the design, engineering and construction of the said pulp mill, provided however that any action or decision taken and given by the directors shall be final and conclusive;

          (iii) The General Manager of the Pulp Corporation shall be one of the operating personnel members of the Construction Committee, presiding as Chairman;

          (iv) Five voting members of the Construction Committee shall constitute a quorum and no action or motion shall be carried except by unanimous vote of all voting members present and in the event any action or motion fails by reason or the lack of a unanimous vote, the matter or question shall be referred to the next following meeting of the directors;

          (v) Subject to the foregoing the said Construction Committee shall have full power and right to determine the time, place and frequency of its meetings and the method of the conduct of its meetings; PROVIDED however written minutes of every meeting shall be prepared.

     (d) Canamead and Northwood hereby agree that they shall cause the directors of the Pulp Corporation in constituting the said Operating and Construction Committees of the Pulp Corporation to elect thereto members as follows:

     Operating Committee
     -------------------

     3 voting members to be nominated by Canamead
     3 voting members to be nominated by Northwood
     3 voting members to be operating personnel (two from Pulp Corporation and one from Upper Fraser and Sinclair as aforesaid)

     Construction Committee
     ----------------------

     2 voting members to be nominated by Canamead
     2 voting members to be nominated by Northwood
     2 voting members to be operating personnel of the Pulp
                            Corporation

     (e) Northwood and Canamead hereby agree that forthwith after the transfer date they will cause the directors of Upper Fraser and Sinclair to constitute jointly by resolution a Sawmill Operating Committee of six persons (who may or may not be members of the Board of Directors of Upper Fraser or Sinclair) and that such Sawmill Operating Committee shall have the following duties, rights and responsibilities in addition to any other duties, rights and responsibilities as may be delegated or designated by the said directors:

          (i) The said Sawmill Operating Committee shall be advisory to the officers of Upper Fraser and Sinclair and the operating management of the sawmills of Upper Fraser and Sinclair on all matters and questions affecting operations of Upper Fraser and Sinclair other than those arising in connection with the usual and normal day to day conduct of their business or in connection with matters and questions upon which action or decision has been taken by the said directors;

          (ii) The General Manager of Northwood shall be one of the Northwood members of the Sawmill Operating Committee and shall preside as Chairman at all meetings of the Operating Committee;

          (iii) The Manager of the sawmills and the General Manager of the Pulp Corporation shall be the operating personnel members of the Sawmill Operating Committee;

          (iv) Five voting members of the Sawmill Operating Committee shall constitute a quorum and no action or motion shall be carried except by unanimous vote of all voting members present, and in the event any action or motion fails by reason of the lack of a unanimous vote, the matter or question shall be referred to the next following meeting of the directors;

          (v) The said Sawmill Operating Committee shall have full power and right to determine the time, place and frequency of its meetings and the method of the conduct of its meetings; PROVIDED, however, written minutes of every meeting shall be prepared.

     (f) Canamead and Northwood hereby agree that they shall cause the directors of Upper Fraser and Sinclair in constituting the said Sawmill Operating Committee to elect thereto members as follows:

          2 voting members to be nominated by Canamead
          2 voting members to be nominated by Northwood
          2 voting members to be operating personnel as aforesaid

     (g) Northwood and Canamead may each have any number of observers and advisers present at meetings of the Operating Committee, Construction Committee and Sawmill Operating Committee, but having no vote.

     (h) The parties hereto hereby agree that the Pulp Corporation and Upper Fraser and Sinclair shall not be obligated to pay any management fees whatsoever to any of the parties hereto; PROVIDED that directors' fees, if any, shall not be deemed to be a management fee within the meaning of this clause.

     (i) Canamead and Northwood hereby agree that the Pulp Corporation shall be managed and operated by the directors thereof, and the officers thereof and a staff to be engaged and paid by the Pulp Corporation provided that parties hereto shall cause Pulp Corporation to engage a person nominated by Canamead for employment as General Manager with duties, powers and authority as set out in the Articles of Association of the Pulp Corporation.

     (j) Canamead and Northwood hereby agree that Upper Fraser and Sinclair shall be managed and operated by the directors thereof, and the officers thereof and a staff to be engaged and paid by Upper Fraser and Sinclair provided that the parties hereto shall cause Upper Fraser and Sinclair to engage a person nominated by Northwood for employment as General Manager of Upper Fraser and Sinclair.

     (k) Mead, upon request of the Pulp Corporation, shall furnish such technicians or personnel or services as the directors of Pulp Corporation may require at such rates and charges as Mead and the Pulp Corporation shall agree upon prior to the furnishing of such personnel or services. Northwood, upon request of Upper Fraser or Sinclair shall furnish such technicians or personnel or services as the directors of Upper Fraser or Sinclair may require at such rates and charges as Northwood and Upper Fraser or Sinclair shall agree upon prior to the furnishing of such personnel or services.

5.   Restrictions upon Corporate Action of the Pulp Corporation and Upper
     --------------------------------------------------------------------
     Fraser and Sinclair
     -------------------

          The Parties agree that so long as Canamead and Northwood or their assigns as permitted by this agreement shall each own 50% of the issued ordinary shares of the Pulp Corporation, the Pulp Corporation shall not, without the written consent of Canamead and Northwood take any of the following corporate action, except with the limitations, and in the manner indicated hereunder:

          (a) Create or suffer to exist any capital stock other than that provided in Exhibit "A" hereto or create or suffer to exist or guarantee any funded indebtedness whatsoever other than an initial funded indebtedness not in excess of $45,000,000 U.S. Funds. The term "funded indebtedness" as used herein shall mean any indebtedness which, by its terms, or at the option of the debtors, may mature more than twelve months from the date of creation of same and shall include any indebtedness which may be payable out of the proceeds of funded indebtedness (as defined) payable more than twelve months from the date of creation of the original indebtedness pursuant to the terms of such original indebtedness.

          (b) Authorize, issue or sell any capital stock of the Pulp Corporation, other than pursuant to exercise of the preemptive rights of Canamead and Northwood to purchase shares as set forth in the Articles of Association.

          (c) Reduce, retire, purchase, or otherwise redeem or extinguish any capital stock of the Pulp Corporation held by Canamead and Northwood.

          (d) Sell, pledge or otherwise encumber or alienate its assets out of the ordinary course of business.

          (e) Sell, pledge or otherwise encumber or alienate all or any part of the capital stock of any subsidiary of the Pulp Corporation held by the Pulp Corporation, or permit any subsidiary to sell, pledge, or otherwise encumber or alienate its assets out of the ordinary course of business, or create or suffer to exist any funded indebtedness.

          (f) Make any capital expenditure except on (1) expenditures for the construction, equipping and operation of the pulp mill and the modernization, but not the expansion, thereof, and (2) expenditures relating to timberlands.

6.   Corporate Borrowings
     --------------------

     Canamead and Northwood hereby agree to cause the Pulp Corporation to secure from lenders or underwriters acceptable to both, sufficient funds to enable the Pulp Corporation to construct, equip and operate the said pulp mill on terms and conditions agreeable to both Canamead and Northwood.

7.   Assignment and Restrictions upon Corporate Action of the Parties
     ----------------------------------------------------------------

     The parties hereto agree that the benefits or burdens granted or imposed by this Agreement and the shares of the Pulp Corporation held by any of them shall not be assigned, transferred, alienated or otherwise disposed of without the written consent of all the other parties first had and obtained; PROVIDED that:

          (a) Any of the parties hereto may assign this Agreement and its shares in the Pulp Corporation to any corporation formed by consolidation or amalgamation of such party with another corporation or corporations or into which such party shall be merged, or to which substantially all the property of such party shall be conveyed or transferred as an entirety (hereinafter referred to as the "Successor Corporation") if the Successor Corporation enters into a written undertaking to be bound by the terms of this Agreement, whereupon Successor Corporation shall have all of the rights and benefits of such party under this Agreement and shall be deemed substituted in place of such party under all provisions of this Agreement.

          (b) Any of the parties hereto may mortgage, charge or pledge its interests in the capital stock of the Pulp Corporation subject always to such mortgage, charge or pledge being expressly made subject to the rights of the other parties pursuant to the terms and provisions of this Agreement.

          (c) Any of the parties may, after the termination of the Agreement in the form attached hereto as Exhibit "E," sell or transfer the shares of the Pulp Corporation held by any of them, subject always to the right of first refusal to purchase said shares as set forth in the Articles of Association.

8.   Default

          The following shall constitute Acts of Default under this Agreement:

          (a) Default by Canamead or Mead, or Northwood or Noranda, in observing or performing any covenant or condition herein contained and on its part to be observed and performed, or default by Mead or Northwood or Noranda under the provisions (other than Section 4) of the Agreement in the form attached hereto as Exhibit "E," or default under the provisions (other than Paragraph X and Paragraph XI insofar as it relates to Paragraph X) of the Agreement in the form attached hereto as Exhibit "F" by any of the parties thereto, may, if not cured or remedied as hereinafter set forth, constitute an Act of Default. If Canamead gives notice in writing to Northwood or Noranda, or Northwood gives notice in writing to Canamead or Mead, alleging default by the party to whom notice is given in observing or performing any such covenant or condition with particulars of the default alleged, such party shall thereafter have such reasonable time as may be necessary but in any event not more than sixty days or such longer period as the party alleging the default may allow in which to cure or remedy the default alleged or to give notice in writing to the party alleging the default denying that any such default has occurred. If within such period such alleged default has not been cured or remedied or such notice denying that default has occurred has not been given, then the alleged default shall on the expiry of the said period constitute an Act of Default under this Agreement. If such alleged default is cured or remedied within such period, the notice of the alleged default shall be of no further force and effect. If notice denying that default has occurred is given as aforesaid, the question of whether default has occurred shall be determined by arbitration as provided in Section 17 hereof. In the event that the decision of the arbitrator or arbitrators is in favour of the party alleging default then the other party shall have 30 days from the date of notice of such decision to cure or remedy such default. If the defaulting party shall cure or remedy such default within such period of 30 days the notice of alleged default shall be of no further force and effect. If the defaulting party fails to cure or remedy such default within such period of 30 days the alleged default shall on the expiry of the said period constitute an Act of Default under this Agreement.

     (b) Default by Mead or Northwood under the provisions of Section 4 of the Agreement in the form attached hereto as Exhibit "E" or by Noranda under the provisions of Section 6 thereof so far as they relate to Section 4 thereof, or default under the provisions of Paragraph X or Paragraph XI insofar as it relates to Paragraph X of the Agreement in the form attached hereto as Exhibit "F" by any of the parties thereto.

     (c) Voluntary application by Canamead or Mead for a receiver in equity, trustee in bankruptcy, trustee in reorganization, or pursuant to federal proceedings under the Bankruptcy Clause of the Constitution of the United States of America; or the making of an assignment for the benefit of creditors.

     (d) Appointment for Canamead or Mead, upon an involuntary application, of a receiver in equity, trustee in bankruptcy, trustee in reorganization, or pursuant to federal proceedings under the Bankruptcy Clause of the Constitution of the United States of America.

     (e) In the case of Northwood or Noranda, an assignment for the benefit of its creditors or, in becoming bankrupt or insolvent, the appointment of a receiver by a court of competent jurisdiction or the taking of the benefit of any Act, whether passed by the Parliament of Canada or any Province thereof, that may be in force for bankrupt or insolvent debtors.

9.   Remedies of Non-Defaulting Party
     --------------------------------

     (a)  In the event of any act of Default, as defined by the provisions of
     Section 8 of this Agreement, by or on the part of Northwood or Noranda, Canamead and Mead shall have the four following remedies except that in the case of default in any of the provisions of Clauses 13 and 16 or any provision other than Section 4 of the Agreement in the form attached hereto as Exhibit "E", the remedies set forth in (i) and (iv) below shall not be available.

          (i) The right for a period of 60 days after the occurrence of said Act of Default by notice in writing given within such period to require Northwood and to require Noranda to cause Northwood:

               (A) To deliver to Canamead an irrevocable proxy authorizing the Canamead directors (acting by a majority of them present at any meeting of the members of the Pulp Corporation or if only one is present then by that one), to vote all shares of the Pulp Corporation owned by Northwood at all meetings of the members of the Pulp Corporation for the election of directors, which may be held within one year from the date of delivering the said proxy;
               (B) To cause the Northwood directors and all officers of the Pulp Corporation and Upper Fraser and Sinclair nominated by Northwood to resign, effective immediately; and (C) To permit Canamead thereupon to nominate and elect or appoint representatives of Canamead in place of such resigning directors and officers of the Pulp Corporation and Upper Fraser and Sinclair; and

          (ii) The right to pursue all other rights and remedies available by statute at law or in equity; and

          (iii) The right to compel specific performance of this Agreement; or

          (iv) The option to purchase all, but not less than all, of the shares of the Pulp Corporation owned by Northwood, at a price equal to 85% of the book value of such shares (excluding anything for goodwill or patents) as of the last preceding 31st day of December if notice of intention to exercise such option is given between January 1st and June 30th, both inclusive, or as of the preceding June 30th, if notice of intention to exercise such option is given between July 1st and December 31st, both inclusive, such book value to be as determined by the chartered accountants who were with respect to accounts at such date the independent auditors appointed by the members of the Pulp Corporation, and such determination shall be final and conclusive. Such option may be exercised by notice in writing, given by Canamead to Northwood within 60 days after the occurrence of an Act of Default, as defined in Section 8 of this Agreement, by Northwood or Noranda; and upon exercise of such option, the purchase price of such shares shall be payable, without interest, as follows:

          25% thirty days after exercise of the option;

          25% sixty days after the first payment is due;

          25% one hundred and twenty days after the first payment is due; and

          25% one hundred and eighty days after the first payment is due;

     Provided, nevertheless that, in the event that the Act of Default by Northwood or Noranda is fully cured and/or remedied within 180 days from and after its occurrence, then Canamead shall forthwith after such Act of Default has been so fully cured and/or remedied restore Northwood to all its rights under this

Agreement, and without limitation: If Canamead has exercised its right under
(i)(A) above, Canamead shall forthwith return to Northwood the said proxy; and if Canamead has exercised its rights under (i)(B) and/or (i)(C) above, all Northwood directors and officers of the Pulp Corporations Upper Fraser and Sinclair having resigned under the provisions of (i)(B) above, shall forthwith be reinstated; and if Canamead has exercised its rights under (iv) above, Northwood shall be entitled to repurchase all shares of the Pulp Corporation from Canamead, having been acquired by Canamead under (iv) above, for an amount equal to the aggregate of the moneys paid by Canamead to Northwood for or on account of the purchase price for such shares.

     (b) In the event of any Act of Default, as defined by the provisions of
Section 8 of this Agreement, by or on the part of Canamead or Mead or the corporation referred to as Canadian-Mead in the Agreement in the form attached hereto as Exhibit "F," Northwood shall have the four following remedies, except that in the case of default in any of the provisions of Clause 15, or any provision other than Section 4 of the Agreement in the form attached hereto as Exhibit "E," the remedies set forth in (i) and (iv) below shall not be available:

          (i) The right for a period of 60 days after the occurrence of the said Act of Default by notice in writing given within such period to require
     Canamead:

               (A) To deliver to Northwood an irrevocable proxy authorizing the Northwood Directors (acting by a majority of them present at any meeting of the members of the Pulp Corporation or, if only one is present, then by that one) to vote all shares of the Pulp Corporation owned by Canamead at all meetings of the member of the Pulp Corporation for the election of directors, which may be held within one year from the date of delivering the said proxy;

          (B) To cause the Canamead Directors and all officers of the Pulp Corporation and Upper Fraser and Sinclair nominated by Canamead to resign, effective immediately; and

          (C) To permit Northwood thereupon to nominate and elect or appoint representatives of Northwood in place of such resigning directors and officers of the Pulp Corporation and Upper Fraser and Sinclair; and

     (ii) The right to pursue all other rights and remedies available by statute, at law or in equity; and

     (iii)  The right to compel specific performance of this Agreement; or

     (iv) The option to purchase all, but not less than all, of the shares of the Pulp Corporation owned by Canamead at a price equal to 85% of the book value of such shares (excluding anything for goodwill or patents) as of the last preceding 31st day of December if notice of intention to exercise such option is given between January 1st and June 30th, both inclusive, or as of the preceding June 30th, if notice of intention to exercise such option is given between July 1st and December 31st, both inclusive, such book value to be as determined by the chartered accountants who were with respect to the accounts at such date independent auditors who have been appointed by the members of the Pulp Corporation, and such determination shall be final and conclusive. Such option may be exercised by notice in writing, given by Northwood to Canamead within 60 days after the occurrence of an Act of Default, as defined in Section 8 of this Agreement, by Canamead or Mead; and upon exercise of such option, the purchase price of such shares shall be payable, without interest as follows:

          25% thirty days after the exercise of the Option;

          25% sixty days after the first payment is due;

          25% one hundred and twenty days after the first payment is due; and

          25% one hundred and eighty days after the first payment is due;

     Provided, nevertheless that, in the event that the Act of Default by Canamead or Mead is fully cured and/or remedied within 180 days from and after its occurrence, then Northwood and Noranda shall forthwith after such Act of Default has been so fully cured and/or remedied restore Canamead to all its rights under this Agreement, and without limitation: If Northwood has exercised its rights under (i)(A) above, Northwood shall forthwith return to Canamead the said proxy; and if Northwood has exercised its rights under (i)(B) and/or (i)(C) above, all Canamead directors and all officers of the Pulp Corporation, Upper Fraser and Sinclair having resigned under the provisions of (i)(B) above, shall forthwith be reinstated; and if Northwood has exercised its rights under (iv) above, Canamead shall be entitled to repurchase all shares of the Pulp Corporation from Northwood, having been acquired by Northwood under (iv) above, for an amount equal to the aggregate of the moneys paid by Northwood to Canamead for or on account of the purchase price for such shares.

10. Effect of Receivership or Bankruptcy
    ------------------------------------

     In the event that Canamead, Mead, Northwood or Noranda, through voluntary or involuntary action, be placed in the hands of a receiver in equity, trustee in bankruptcy, trustee in reorganization, liquidator, receiver, or other similar statutory or judicial officer, then, and in that event, such officer shall have no right to disaffirm the obligations of such party undertaken by it, either directly or impliedly, pursuant to this Agreement, it being the intent hereof that such trustee, liquidator, receiver or officer so appointed in such proceedings shall be bound by the obligations hereof in the same manner as the corporation he represents, subject always to the applicable provisions of the laws of the United States of America or Canada, or any applicable political subdivision thereof, as the case may be, to the contrary.

11. Non-waiver
    ----------

     It is mutually agreed that the failure of any party to insist in any one or more instances upon strict performance of any of the provisions of this Agreement, or to take advantage of any of its rights hereunder, shall not be construed as a waiver of any of such provisions or the relinquishment of such rights, but the same shall continue and remain in full force and effect.

12. Sale of Shares of Upper Fraser and Sinclair, etc.
    -------------------------------------------------

          (a) Canamead and Northwood agree to cause the Pulp Corporation to purchase, and Northwood hereby agrees to sell and transfer to the Pulp Corporation, (i) all shares of whatsoever class or kind of Upper Fraser and Sinclair which are issued and out standing on October 31, 1964 and (ii) all receivables owing by Upper Fraser and Sinclair to Northwood on October 31, 1964. The purchase price or consideration to be paid by the Pulp Corporation to Northwood for the said shares of Upper Fraser and Sinclair shall be the sum of $757,000 (Canadian funds), and the purchase price or consideration to be paid by the Pulp Corporation to Northwood for the said receivables owing by Upper Fraser and Sinclair to Northwood shall be the aggregate amount of said receivables in Canadian funds as shown by the audited financial statements of Northwood as of October 31, 1964.

          (b) The closing of the said purchase and sale shall take place at the office of Northwood in Vancouver, British Columbia, Canada, at 11:00 o'clock a.m. (Vancouver time) on

October 31, 1964 (which date is herein referred to as the "Closing Date") and, at the closing, the aggregate of the aforesaid purchase prices and consideration (based upon unaudited financial statements) shall be paid by the Pulp Corporation to Northwood by certified cheque and Northwood shall deliver to the Pulp Corporation certificates for the said shares duly endorsed in blank for transfer and good and sufficient assignments or instruments of transfer to the Pulp Corporation of the said receivables. On such date, not later than December 31, 1964, as may be agreed upon by Canamead and Northwood, said purchase prices and considerations shall be adjusted in accordance with the audited financial statements of Northwood as of October 31, 1964, and Northwood shall promptly refund to the Pulp Corporation or the Pulp Corporation shall promptly make an additional payment to Northwood of the amount by which the aggregate of the estimated purchase prices and considerations is more or less than the actual purchase prices and considerations as so determined.

     (c) Subject to the aforesaid closing being duly completed as herein provided, Northwood hereby agrees to execute and deliver to the Pulp Corporation such further assurances or documents as may be reasonably required by the Pulp Corporation to vest the said shares and receivables in the Pulp Corporation.

     (d) The term "audited financial statements" as used in this Agreement shall mean financial statements certified by chartered accountants who are at the time of such certification the independent auditors appointed by the members of the company whose financial statements are referred to, and the term "balance sheet" shall mean the balance sheet forming part of such audited financial statements.

     (e) In the event of Northwood failing to cure or remedy a breach of any of the representations and warranties contained in Clause 13 of this Agreement within 30 days after written notice by Canamead so to do, Northwood covenants and agrees to pay to Canamead one-half of any damages arising by reason of any uncured breach in any of said representations and warranties, without, however, derogating in any way whatsoever from the other rights and remedies, if any, available to Canamead under this Agreement.

          (f) The representations and warranties of Northwood contained in Clause 13 of this Agreement shall survive the purchase by the Pulp Corporation of said shares and receivables.

          (g) Northwood agrees that it will cause Upper Fraser and Sinclair to refrain from any borrowing after the date of this Agreement without the written consent of Canamead.

13.  Further Representations and Warranties of Northwood
     ---------------------------------------------------

          Northwood represents and warrants to Canamead and Mead:

          (a) That the authorized capital of Upper Fraser is at the date hereof and will, on the Closing Date, be $150,000 (Canadian funds), made up of 750 redeemable preference shares having a nominal or par value of $100 each, and 750 ordinary shares having a nominal or par value of $100 each, of which 347 redeemable preference shares and 480 ordinary shares are at the date hereof and will be on the Closing date outstanding as validly issued and fully-paid and non-assessable shares;

          (b) That the authorized capital of Sinclair is, at the date hereof, and will on the Closing Date be, $1 (Canadian funds), made up of one unissued Class A share having a nominal or par value of $1 and, as at the date hereof, Sinclair is and, as at the Closing date, Sinclair will be authorized to issue 3,200 shares without nominal or par value, of which all of the said 3,200 shares without nominal or par value are, at the date hereof, and will be on the Closing Date outstanding as validly issued and fully-paid and non-assessable shares;

          (c) That the copies of the Memorandum of Association of Upper Fraser, the Articles of Association of Upper Fraser, the Memorandum of Association of Sinclair and the Articles of Association of Sinclair certified by the Deputy Registrar of Companies of British Columbia as of April 6, 1964 (which have heretofore been delivered to Mead) are complete and correct copies and there will have been no amendments to any of them, as of the Closing Date, except any such amendments as may be made on or before the Closing Date in accordance with the provisions of this Agreement;

          (d) As of the date hereof and as of the Closing Date there has not been any material adverse change in the business properties and condition, financial or otherwise, of Upper Fraser or Sinclair as disclosed in the audited balance sheets as of October 31, 1963 of Upper Fraser and Sinclair, except changes occurring in the ordinary course of business of such companies, respectively, and except changes as of the Closing Date resulting from earthquake, requisition or taking of property by any governmental authority, flood, embargo, forest fire, riot or Act of God or of the public enemy, and except loss normally covered by use and occupancy insurance, and except loss from accident and casualty other than liability to any person, firm or corporation for personal and property damage.

          (e) That as of the date hereto the business, properties and condition, financial or otherwise, of Upper Fraser and Sinclair, respectively, have not, since October 31, 1963, been materially adversely affected in any way as the result of any fire, explosion, earthquake, accidents, casualty, requisition or taking of property by any governmental authority, flood, windstorm, embargo, riot or Act of God or of the public enemy, and that as of the Closing Date the business, properties and condition, financial or otherwise, of said companies, respectively, will not have been since October 31, 1963 materially adversely affected (otherwise than by substitution of money or other property to the extent of full insurable value) as the result of any fire, explosion, public liability claim or windstorm; and except loss normally covered by use and occupancy insurance;

     (f) That the properties, plants and structures and the equipment thereon or therein of Upper Fraser and Sinclair, of the date hereof, are as briefly described in schedules, identified by the signature of an officer of Northwood, which have heretofore been delivered to Mead; and that neither Upper Fraser nor Sinclair is, at the date hereof, nor will it be, on the Closing Date in default in respect to such properties plants and structures and equipment thereon or therein as to any applicable existing statutes, ordinances, regulations or rulings of governmental authorities having jurisdiction in relation thereto;

     (g) That neither Upper Fraser nor Sinclair will, on the Closing Date, be a party to any contract or agreement except for (1) items set forth in a schedule, identified by the signature of an officer of Northwood, which has heretofore been delivered to Mead, which are in effect on the date hereof and will be in effect on the Closing Date, (2) contracts or agreements which may be cancelled by Upper Fraser or Sinclair without penalty on notice of 90 days or less, (3) contracts resulting from employment of individuals by Upper Fraser or Sinclair without written agreement and without specific arrangements as to term, and (4) contracts to which Canamead or Mead has consented writing; and that neither Upper Fraser nor Sinclair is, at the date hereon nor will it be, on the Closing Date, in default under any provision of any contract or agreement to which it is a party or to which it is bound, which default would materially adversely affect its business, properties or condition, financial or otherwise, and no event has occurred, at the date hereon or will have occurred at the Closing Date, which, but for the passing of time or giving of notice, or both, would constitute such a default.

     (h) Subject to the provisions of paragraph (n) hereinafter, that neither Upper Fraser nor Sinclair is, at the date hereof, a party to or threatened by any litigation, proceeding or controversy, or subject to any judgment, order, writ, injunction or decree before any court or administrative agency, which might result in any material adverse change in the business, properties or condition, financial or otherwise, of Upper Fraser or Sinclair.

     (i) That each of Upper Fraser and Sinclair has set up on its books adequate reserves for, or has fully paid and discharged, all taxes of any kind whatsoever which had accrued against it as of October 31, 1963.

     (j) That neither Upper Fraser nor Sinclair has, as of the date hereof, nor will it have, as of the Closing Date, knowingly failed to observe any laws, rulings or orders applicable to it in a manner which would result in any material adverse change in its business, properties or condition, financial or otherwise.

     (k) That Northwood owns as at the date hereof and will, as of the Closing Date, own all of the issued and outstanding shares of whatsoever class or kind of Upper Fraser and Sinclair; and that Northwood is at the date hereof, and will, on the Closing Date, be fully entitled to sell, transfer and assign all such shares to the Pulp Corporation in accordance with this Agreement; and that such sale will not result in a breach or constitute a default under any contract or agreement to which Northwood, Upper Fraser or Sinclair is subject; and that there are not, at the date hereof, and there will not be, on the Closing Date, any outstanding options, whether in the form of convertible debentures or otherwise, for the purchase of any shares of Upper Fraser or Sinclair or any Agreement, written or oral, relating to the issuance or transfer of any of such shares to which Upper Fraser or Sinclair is a party;

          (l) That each of Upper Fraser and Sinclair is a company duly incorporated under the laws of the Province of British Columbia, Canada, and is in good standing with the Registrar of Companies in the said Province, and is duly organized and validly existing under the laws of the said Province, and has, at the date hereof, and will, on the Closing Date, have full power and authority to hold its properties (except to the extent prevented by any act of any government) and to carry on the business being conducted by it and will on the Closing Date be so validly existing and in good standing;

          (m) Subject to the provisions of paragraph (n) hereinafter, that the balance sheet of Upper Fraser as of October 31, 1963 and the balance sheet of Sinclair as of October 31, 1963 (both of which have heretofore been delivered to Mead and both of which are certified by Messrs. Deloitte, Plender, Haskins and Sells), fairly, truly and completely present in accordance with generally accepted accounting principles, the financial condition of Upper Fraser and Sinclair, respectively at the said date;

          (n) That neither Upper Fraser nor Sinclair has, at the date hereof, nor will it have, on the Closing Date, any liabilities, absolute or contingent, in excess of $40,000 which are not reflected or referred to in the aforesaid balance sheets as of October 31, 1963 of Upper Fraser or

     Sinclair or in the notes thereto (including, without limitation thereto, liabilities which are not commonly required under generally accepted accounting principles to be reflected or referred to in balance sheets or the notes thereto) except liabilities incurred after October 31, 1963 in the ordinary course of business;

          (o) That neither Upper Fraser nor Sinclair has indebtedness for borrowed funds as of the date of this Agreement other than (1) advances by Northwood since October 31, 1963 in the amount of $1,300,000 and (2) the amounts shown on the aforesaid balance sheets as of October 31, 1963;

          (p) That as of the date hereof, no transfer or payment of the assets of Upper Fraser or Sinclair has been made to Northwood, directly or indirectly, since October 31, 1963 and, as of the Closing Date, no such transfer or payment will have been made since October 31, 1963 except sums paid in repayment of advances made between October 31, 1963 and the Closing Date with the consent of Mead (if required under this Agreement) plus an amount not greater than the excess, if any, of (A) the sums showing as due by Upper Fraser and Sinclair, respectively, to Northwood on the audited balance sheet of Northwood as of October 31, 1963 over (B) the sums showing as due by Upper Fraser and Sinclair, respectively, to Northwood on the aforesaid balance sheet of Northwood as of October 31, 1964;

          (q) Each of Upper Fraser and Sinclair now has and will on the Closing Date (except for property disposed of in the ordinary course of business) have good, safeholding and marketable title to all of their properties and assets as reflected in the aforesaid audited financial statements as of October 31, 1963 (including, without limitation thereto, good, safeholding and marketable title in fee simple or leasehold as stated on the schedule referred to in paragraph (f) of this Clause 13 to all of its real properties, being those properties set forth in the aforesaid audited financial statements as of October 31, 1963), free and clear of all liens and encumbrances whatsoever except for minor title defects not affecting use of the property in the business and except taxes not then due and payable and except to the extent prevented by any act of any government;

          (r) The amount paid in cash by Northwood as advances to Sinclair and Upper Fraser (remaining unpaid as of October 31, 1963) was $4,131,241 (Canadian funds) and the amount paid in cash by Northwood for all of the outstanding stock of Sinclair and Upper Fraser was $757,000 (Canadian funds).

14.  Purchase of Pulp
     ----------------

          (a) The parties hereto agree that the Pulp Corporation, Mead, Northwood and Noranda shall execute and deliver an agreement in the form attached hereto as Exhibit "E" on or before November 1, 1964 if this Agreement is then in effect;

          (b) The parties hereto agree that at any time after the earlier of the following dates:

               (i) the 1st day of January 1997, or

               (ii) the date upon which the net cash flow

          (as herein defined) exceeds $50,000,000 (U. S. funds), the entire output of the pulp mill shall, if but only if either (A) Mead so elects in its sole discretion and has previously at any time after the date of this Agreement given notice in writing of at least one year of the date upon which such election shall be effective, or (B)

Northwood so elects in its sole discretion and has previously at any time after the date of this Agreement given notice of at least two years of the date upon which such election shall be effective, be purchased as provided in and there shall be executed by the parties hereto an Agreement in the form attached hereto as Exhibit "F" and Mead shall cause Canadian-Mead to be incorporated prior thereto; provided, however, that the agreement in the form attached hereto as Exhibit "E" shall continue until and terminate upon the effective date of the agreement in the form attached hereto as Exhibit "F."

     For the purposes of paragraph (iii) the phrase "net cash flow" shall mean the total of (A) the net income, if any, of the Pulp Corporation plus, after October 31, 1964, the net income, if any, of Sinclair and Upper Fraser (less the net loss, if any, of any of such three companies) after provision for all income and other taxes as shown in the audited financial statements of the Pulp Corporation, Sinclair and Upper Fraser, and (B) all allowances made for depreciation as shown in said audited financial statements.

15. Appointment of Sales Agent for Pulp
    -----------------------------------

     The parties hereto agree that on or before November 1, 1964, if this Agreement is then in effect, the Pulp Corporation shall execute and deliver and Mead shall cause Mead Pulp Sales, Inc. to execute and deliver an agreement in the form of Exhibit "C" hereto, which provides for the appointment of Mead Pulp Sales, Inc. as the exclusive sales agent of the Pulp Corporation to sell on the terms and conditions set forth in said Exhibit "C" the entire output (exclusive of any portion of the output sold directly to Mead or its affiliates as defined in said Exhibit "C"), of said pulp mill.

16. Appointment of Sales Agent for Forest Products
    ----------------------------------------------

     The parties hereto agree that on or before November 1, 1964, if this Agreement is then in effect, the Pulp Corporation and Northwood shall execute and deliver an agreement in the form of Exhibit "D" hereto, which provides for the appointment of Northwood as the exclusive Sales Agent of Upper Fraser and Sinclair to sell on the terms and conditions set forth in said Exhibit "D" the entire output of the sawmills (excluding wood chips and other materials purchased or used by the Pulp Corporation) of Upper Fraser and Sinclair and any sawmills hereafter acquired by the Pulp Corporation, and on the Closing Date the Pulp Corporation shall cause Upper Fraser and Sinclair to become parties to said agreement in the form of Exhibit "D" hereto.

17. Arbitration
    -----------

     Any matter of interpretation, application or effect of and any controversy or controversies arising under, or in connection with the performance of this Agreement, which the parties hereto cannot resolve by mutual agreement, shall be submitted to the decision of a competent person to be agreed upon by Canamead and Northwood as arbitrator, and his decision thereupon shall be final. In case of failure to agree upon such arbitrator, Canamead shall name one arbitrator, and Northwood shall name one arbitrator, and such two arbitrators shall forthwith select a third arbitrator; provided, that if such two arbitrators fail to select a third arbitrator within ten days after the demand for such arbitration the third arbitrator shall be appointed by application made by either party to the Chief Judge of the United States Court of Appeals for the Sixth Circuit. To the extent necessary to appoint such arbitrator or arbitrators the Arbitration Act of the Province of British Columbia shall apply. The arbitrators so selected shall proceed promptly to investigate the controversy in question in accordance with the Arbitration Act of the Province of British Columbia, and a decision of any two of the three arbitrators shall be binding and conclusive upon the parties hereto; PROVIDED that the cost of arbitration shall be divided equally between Canamead and Northwood. Nothing in this Clause shall be construed to derogate from the right of any party hereto to withhold consent where provision is made for consent in this Agreement.

18.  Trade Mark
     ----------

     Northwood hereby agrees that on or before July 1, 1965 it will sell, assign and transfer unto Pulp Corporation to the extent possible without affecting adversely the validity thereof or the use thereof by Northwood in respect of products other than Pulp or at the option of the Pulp Corporation, licence Northwood's entire right, title and interest in and to the trademark and trade name "NORTHWOOD" as applied to paper pulp, including any and all applications for and registration thereof in all countries of the world, together with the good will of the paper pulp business in connection with which said trademark is used, and further including all rights of recovery and past infringement thereof.

19.  Term and Amendment of Agreement
     -------------------------------

          (a) Unless previously terminated in accordance with the provisions of this Agreement, the parties hereto agree that this Agreement shall continue in force so long as Canamead and Northwood each hold or are entitled under this Agreement to repurchase one-half of the issued shares in the capital stock of the Pulp Corporation;

          (b) The parties hereto agree that any provision or term of the within Agreement may be amended with the written consent of all the parties hereto.

20. Notices
    -------

          All notices to be given hereunder shall be deemed to be properly given if, in the case of notices to Northwood or Noranda, they are addressed to:

          Northwood Mills Ltd., or Noranda Mines, Limited.
          (as the case may be)
          1700 - 44 King Street West,
          Toronto 1, Ontario,
          Canada.,

or to such other address as is specified by Northwood or Noranda, as the case may be, by like notice, and in the case of notices to Mead or Canamead, they are addressed to:

          The Mead Corporation or Canamead, Inc.
          (as the case may be)
          c/o The Mead Corporation
          118 West First Street
          Dayton 2, Ohio
          U.S.A.

or to such other address as is specified by Mead or Canamead by like notice, provided that all such notices shall be in writing and shall be mailed by prepaid registered mail not later than the day upon which notice is required to be given pursuant to the applicable term of this Agreement.

21.  Severability
     ------------

          If any provision or clause of this Agreement is held invalid for any reason or for any purpose, such invalidity shall not affect other provisions or clauses of this Agreement which can be given effect without the invalid provision or clause, and to this end the provisions or clauses of this Agreement are declared to be severable.

22.  Governing Law
     -------------

          This Agreement shall be construed in accordance with the laws of the Province of British Columbia.

23.  Headings
     --------

         The headings to the clauses contained herein are inserted for convenience of reference only and do not form part of the within Agreement.

24.  Covenant of Noranda
     -------------------

          In consideration of Canamead and Mead entering into the within Agreement, Noranda doth hereby guarantee unto Canamead and Mead the full and complete performance and observance by Northwood of each and every covenant of Northwood herein contained.

25.  Covenant of Mead
     ----------------

          In consideration of Northwood and Noranda entering into the within Agreement, Mead doth hereby guarantee unto Northwood and Noranda the full and complete performance and observance by Canamead of each and every covenant of Canamead herein contained.

26. This Agreement shall be binding upon and enure to the benefit of the parties hereto, their respective successors and permitted assigns, as the case may be.

          IN WITNESS WHEREOF, the Parties have caused their seals to be affixed in the presence of their respective proper officers duly authorized in that behalf as of the day and in the year first above written.


The Common Seal of NORTHWOOD    )
MILLS LTD. was hereunto affixed )
in the presence of:             )
                                )
/s/                             )
------------------------------- )
                                )
/s/                             )
------------------------------- )

                                       NORANDA MINES, LIMITED

                                       By /s/
                                          -----------------------
                                          President


                                       By /s/
                                          -----------------------
                                          Secretary


Attest:                                CANAMEAD, INC.

/s/ W. Walker Lewis Jr.                By /s/ Geo. H. Pringle
-----------------------                   -----------------------
       Secretary                          President


Attest:                                THE MEAD CORPORATION

/s/ W. Walker Lewis Jr.                By /s/ Geo. H. Pringle
-----------------------                   -----------------------
       Secretary                          President

                    This is Exhibit "A" to the Agreement
                    made as of the 24th day of April, 1964,
                    between Northwood Mills Ltd., Canamead
                    Inc., The Mead Corporation and Noranda.
                    Mines, Limited.

                                "Companies Act"

                           MEMORANDUM OF ASSOCIATION
                           -------------------------

                                      OF

                            NORTHWOOD PULP LIMITED
                            ----------------------

(1)  The name of the Company is Northwood Pulp Limited.
(2) The registered office of the Company will be situate in the City of Vancouver, in the Province of British Columbia.
(3) The objects (in addition to the ancillary and incidental powers set forth in Section 22, Subsection 1 of the "Companies Act") for which the Company is incorporated are:

     (a) To carry on the business of manufacturers of pulp, paper, and other pulp products of every nature and kind, and of articles and things of every nature and kind that can be fabricated or manufactured with pulp, paper or other pulp products.
     (b) To carry on the business of fabricators, manufacturers, converters, importers and exporters of and merchants and dealers in products of the forest of every description whatsoever, including pulp, paper, and other pulp products, lumber, veneer, plywood, containerboard, hardboard, shingles, shakes, logs, wood chips, packages and byproducts of the foregoing and any materials or commodities that are used in the fabrication, manufacture, conversion or treatment of the foregoing.
     (c) To carry on business as pulpwood harvesters, loggers, timber cruisers, timber merchants, rafters, boomers and operators of logging camps of all kinds and generally to deal in, buy, sell, import and export timber and pulpwood whether standing or felled.
     (d) To purchase, take on lease, or license, exchange or otherwise acquire and to use or lease lands, timber, berths, leases, limits, licenses, mill properties, and sites, water rights and water powers, rights to buildings, skid ways and roads, foreshore rights and wharves, piers, booms and other works for the collecting, holding, protecting, driving, rafting, towing, sorting, delivering, safe keeping and transmission of logs, wood, lumber, timber, wood chips, and forest products of every description.
     (e)  To carry on the business of trucking and a carrier by land or water.
     (f)  To carry on the business of wholesale and retail merchants.
     (g) To acquire and take over as a going concern the whole or any part of the business, property and liability of any person, persons or company carrying on any business which the company is authorized to carry on and to pay for the same either wholly or partly in cash, or wholly or partly in shares or debentures of the company.
     (h) To carry on the business of general contractors, builders and engineers in the construction, engineering, design and planning of works of whatsoever nature and kind.
     (i) To purchase or otherwise acquire and hold shares, bonds or other securities heretofore issued or which may hereafter be issued by any company or companies.
     (j) To guarantee and become surety for the performance of any contract, obligation or undertaking made or to be made by any person, firm or company whatsoever and to secure the performance thereof by mortgage or charge on all or any of the property or assets of the company including its unpaid or uncalled capital for the time being or in any other manner whatsoever; provided that nothing herein contained shall confer on the company the powers of any insurance company within the meaning of the "Insurance Act" of the Province of British Columbia.
     (k) To register or license the company in any of the Provinces of Canada or elsewhere wheresoever to carry on business and to do all necessary things in that behalf.

(1) The word "company" in this Memorandum when applied otherwise than to this company shall be deemed to include any partnership or other body of persons, whether corporate or unincorporate, and whether domiciled in British Columbia or elsewhere, and the objects specified in each of the paragraphs hereof and the powers granted by Subsection 1 of Section 22 of the "Companies Act" shall be regarded independently and accordingly shall be in no wise limited or restricted (except when otherwise expressed in such paragraph by reference to the object and powers indicated in any other paragraph or the name of the company) that may be carried out in as full and ample a manner and construed in as wide a sense as if each of the said paragraphs defined the object and powers of a separate, distinct, and independent company.

(4)  The liability of the members is limited.

(5) The authorized capital of the Company is Eight Million Dollars ($8,000,000) divided into four million (4,000,000) "A" ordinary shares and four million (4,000,000) "B" ordinary shares all with a nominal or par value of one dollar ($1.00) each, with the special rights set out in the Articles of Association of the Company.

     WE, the several persons whose names and addresses are subscribed hereto, are desirous of being formed into a company in pursuance of this Memorandum of Association, and we respectively agree to take the number and class of shares in the capital of the company set opposite our respective names:

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NAME, ADDRESSES AND DESCRIPTION         :         NAME AND CLASS OF SHARES TAKEN
OF SUBSCRIBERS                          :         BY EACH SUBSCRIBER
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DATED at Vancouver, British Columbia, this      day of April, A. D., 1964.

WITNESSES AS TO BOTH SIGNATURES:

-------------------------------

-------------------------------

-------------------------------

-------------------------------

                  This is Exhibit "B" to the Agreement made as of the 24th day of April, 1964, between Northwood Mills Ltd., Canamead, Inc., The Mead Corporation and Noranda Mines, Limited


                                "Companies Act"

                            ARTICLES OF ASSOCIATION

                            NORTHWOOD PULP LIMITED


                      The Provisions of Table "A" in the
                       First Schedule of the "Companies
                           Act" are hereby excluded.

                             --------------------

1. In these regulations, unless the context otherwise requires, expressions defined in the "Companies Act," or any statutory modifications thereof in force at the date at which these regulations become binding upon the Company, shall have the meanings so defined; and words importing the singular shall include the plural, and vice versa, and words importing the masculine gender shall also include females, and words importing persons shall include bodies corporate, and the expression "Companies Act" whenever it appears shall mean the British Columbia "Companies Act" and any amendments for the time being in force.

                                PRIVATE COMPANY
                                ---------------

2.   (a)  The Directors may refuse to register any transfer of shares.

     (b) The number of members for the time being of the Company (exclusive of persons who are for the time being in the employment of the Company) is not to exceed fifty (50).

     (c) Any invitation to the public to subscribe for any shares or debentures or debenture stock of the Company is hereby prohibited.

3. The Directors shall, as regards any allotment of shares, duly comply with such of the provisions of the "Companies Act" as may be applicable thereto.

4. Every member, shall, without payment, be entitled to a certificate under the common seal of the Company specifying the share or shares held by him and the amount paid up thereon; PROVIDED that in respect of a share or shares held jointly by several persons, the company shall not be bound to issue more than one certificate. The delivery of a certificate for a share to one of several joint holders shall be sufficient delivery to all.

5. If a share certificate is defaced, lost or destroyed, it may be renewed on payment of such fee (if any) not exceeding fifty cents, and on such terms (if any) as to evidence and indemnity as the Directors think fit.

6. No part of the funds of the Company shall be employed in the purchase of, or in loans upon the security of the Company's share, save as provided in the "Companies Act."

                                CALLS ON SHARES
                                ---------------

7. The Directors may from time to time make calls upon the members in respect of any moneys unpaid on the purchase price of their shares.

8. The joint holders of a share shall be jointly and severally liable to pay all calls in respect thereof.

9. If a sum called in respect of shares is not paid before or on the day appointed for payment thereof, the person from whom the sum is due shall pay interest upon the sum at the rate of five per centum per annum from the day appointed for the payment thereof to the time of the actual payment, but the directors shall be at liberty to waive payment of that interest wholly or in part.

10. The provisions of these regulations as to payment of interest shall apply in the case of nonpayment of any sum which, by the terms of issue of a share, become payable at a fixed time, whether on account of the share, or by way of premium as if the same had become payable by virtue of a call duly made of which notice has been given as herein provided.

11. If by the conditions of allotment of any share, the whole or any part of the amount thereof shall be payable by installments, every such installment, when due, shall be paid to the Company by the holder of the share.

                      TRANSFER AND TRANSMISSION OF SHARES
                      -----------------------------------

12. The instrument of transfer of any shares in the Company shall be executed by the Transferor, and the Transferor shall be deemed to remain the holder of the shares until the name of the Transferee is entered in the register of members in respect thereof.

13. Shares in the Company shall be transferred in any usual or common form or any form which the Directors shall approve.

14. A person becoming entitled to a share by reason of the death or bankruptcy of the holder shall be entitled to the same dividends and other advantages to which he would be entitled if he were the registered holder of the share, except that he shall not, before being registered as a member in respect of the share, be entitled in respect of it to exercise any right conferred by membership in relation to meetings of the Company.

15. No member shall be at liberty to sell and/or transfer any share or shares until he has first received a bona fide offer to sell and/or transfer same (hereinafter called the "outsiders offer") and until he shall have first offered for sale such share or shares to such member or members, as at the date of the offer, is or are entitled to receive notices from the Company to attend meetings and to vote thereat. The offer to such member or members shall be made through the Secretary of the Company by notice specifying the number of shares offered and the price and the terms and limiting the time (which shall not be less than sixty days) within which the offer, if not accepted, shall be deemed to be declined and shall be accompanied by a copy of the outsiders offer. If more than one such member shall accept such offer, the Secretary shall apportion the shares offered for sale as nearly in proportion as the circumstances admit, to the number of shares then carrying voting rights held by the respective members so accepting. If after the expiration of the time specified for acceptance, the offer to sell has not been accepted or on receipt of an intimation in writing from the member or members to whom the offer is made, declining to accept the shares offered, then the member so wishing to sell and/or transfer such shares shall be at liberty to sell and/or transfer the same to any person, firm or corporation whatsoever but shall not sell and/or transfer the same at a price less or on terms and conditions less onerous than that at which the said share or shares shall have been offered pursuant to the above provision in this Article without first offering the said share or shares for sale at such reduced price or on such less onerous terms and conditions to the member or members entitled as hereinbefore provided, for a further period of sixty (60) days, PROVIDED that a member desirous of selling or transferring his shares and who has offered them as hereinbefore provided, shall not be required to sell his shares to a member or members pursuant to such offer unless his offer shall have been accepted in respect of all shares so offered by him for sale, and in the event of his offer not having been accepted in respect of all shares so offered by him for sale, then, at his option, such offer may be deemed, within the meaning of this Article, to have been declined by the member of members entitled as hereinbefore provided.

                               RIGHTS OF MEMBERS
                               -----------------

16. Save for the rights relating to the election and appointment and the removal of Directors in these regulations set forth, the rights of the holders of "A" ordinary shares and the rights of the holders of "B" ordinary shares shall be identical, and wherever in these regulations the word "share" is used it shall apply both to an "A" ordinary share and to a "B" ordinary share.

                        INCREASE OF CAPITAL AND SHARES
                        ------------------------------

17. The Directors may, with the sanction of a special resolution of the members, increase the authorized capital by such sum, to be divided into shares of such amount, as the resolution shall prescribe, or, if the Company is authorized to issue shares without nominal or par value, the number of such shares.

18. Subject to any direction to the contrary that may be given by the resolution sanctioning the increase of share capital all new shares shall, before issue, to be offered to such persons as at the date of the offer are entitled to receive notices from the Company of general meetings in proportion, as nearly as the circumstances admit, to the amount of the existing ordinary shares to which they are entitled. The offer shall be made by notice specifying the number of shares offered, and limiting a time within which the offer, if not accepted by notice in writing, will be deemed to be declined, and after the expiration of that time, or on the receipt of an intimation in writing from the person to whom the offer is made that he declines to accept the shares offered, the Directors may dispose of the same in such manner as they think most beneficial to the Company.

19. The new shares shall be subject to the same provisions with reference to the payment of calls, transfer, transmission, and otherwise as the shares in the original share capital.

                               GENERAL MEETINGS
                               ----------------

20. The first annual general meeting shall be held within eighteen months from the date of incorporation, and thereafter an annual general meeting shall be held once in every calendar year at such time (not being more than fifteen months after the holding of the last preceding annual general meeting) and place as may be prescribed by the Company in general meeting, or, in default, at such time in the month following that in which the anniversary of the Company's incorporation occurs, and at such place as the Directors shall appoint. In default of the meeting being so held, the meeting shall be held in the month next following, and may be convened by any two members in the same manner as nearly as possible as that in which meetings are to be convened by the Directors.

21. The annual general meetings shall be called ordinary meetings; all other general meetings shall be called extraordinary.

22. The Directors may, whenever they think fit, convene an extraordinary general meeting, and extraordinary general meetings shall also be convened on such requisition, or, in default, may be convened by such requisitionists, as provided by the "Companies Act."

23. Not less than fourteen days' notice of a general meeting at which a special resolution is to be proposed, and not less than seven days' notice of any other general meeting (exclusive of the day on which the notice is given), specifying the place, the day, and the hour of meeting, and, in case of special business, the general nature of that business, shall be given in manner hereinafter mentioned, or in such other manner (if any) as may be prescribed by ordinary resolution, whether previous notice thereof has been given or not, to such persons as are, under the regulations of the Company, entitled to receive such notices from the Company; but the nonreceipt of the notice by any member shall not invalidate the proceedings at any general meeting. PROVIDED, HOWEVER, that a general meeting may, with the consent in writing of members holding not less than three-fourths of the issued shares then carrying voting rights, be convened on a shorter notice than that herein provided for or without written notice.

                        PROCEEDINGS AT GENERAL MEETING
                        ------------------------------

24. All business shall be deemed special that is transacted at any extraordinary meeting and all that is transacted at an ordinary meeting with the exception of the consideration of the accounts, balance sheets, and ordinary report of the Directors and Auditors, the election of Directors and other officers, and the fixing of the remuneration of the auditors.

25. No business shall be transacted at any general meeting unless a quorum of members is present at the time when the meeting proceeds to business; persons holding or representing by proxy a majority of the issued shares shall constitute a quorum.

26. If within half an hour from the time appointed for the meeting a quorum is not present, the meeting, if convened upon the requisition of members, shall be dissolved; in any other case it shall stand adjourned to the same day in the next week, at the same time and place, and, if at the adjourned meeting a quorum is not present within half an hour from the time appointed for the meeting, the members present shall be a quorum.

27. The chairman may, with the majority consent of any meeting at which a quorum is present (and shall if so directed by the meeting), adjourn the meeting from time to time and from place to place, but no business shall be transacted at any adjourned meeting other than the business left unfinished at the meeting from which the adjournment took place; and it shall not be necessary to give any notice of an adjournment or of the business to be transacted at an adjourned meeting.

28. At any general meeting a resolution put to the vote of the meeting shall be decided on a show of hands, unless a poll is (before or forthwith after the declaration of the result of the show of hands) demanded by any member entitled to vote, and unless a poll is so demanded, a declaration by the Chairman that a resolution has, on a show of hands, been carried, or carried unanimously, or by a particular majority, or lost, and an entry to that effect made in the book of proceedings of the Company, shall be conclusive evidence of the fact, without proof of the number or proportion of the votes recorded in favor of, or against, that resolution.

29. If a poll is duly demanded, it shall be taken in such manner as the Chairman directs, and the result of the poll shall be deemed to be the resolution of the meeting at which the poll was demanded.

30. In the case of an equality of votes, whether on a show of hands or on a poll, the Chairman of the meeting at which the show of hands takes place or at which the poll is demanded, shall not be entitled to a second or casting vote.

31. A poll demanded on the election of a chairman, or on a question of adjournment, shall be taken forthwith. A poll demanded on any other question shall be taken at such time as the Chairman of the meeting directs.

                               VOTES OF MEMBERS
                               ----------------

32. In a show of hands every member who is the holder of a share then carrying voting rights and who is present in person shall have one vote; on a poll every member present in person or by proxy shall have one vote for each share then carrying voting rights of which he is the holder.

33. In the case of joint holders the vote of the senior who tenders a vote, whether in person or by proxy, shall be accepted to the exclusion of the votes of the other joint holders; and for this purpose seniority shall be determined by the order in which the names stand in the register of members.

34. A member of unsound mind, or in respect of whom an order has been made by any Court having jurisdiction in lunacy, may vote, whether on a show of hands or on a poll, by his committee, curator bonis, or other person in the nature of a committee or curator bonis appointed by the Court, and any such committee, curator bonis, or other person may on a poll, vote by proxy.

35. No member shall be entitled to vote at any general meeting unless all calls and installments due from him have been paid.

36.  On a poll votes may be given either personally or by proxy.

37. The instrument appointing a proxy shall be in writing under the hand of the appointor or his attorney duly authorized in writing, or, if the appointor is a corporation, either under the common seal or under the hand of an officer or attorney duly authorized. Any person whether a member or not may act as a proxy if duly appointed as aforesaid.

38. Any member may appoint a proxy to represent such member and the shares held by him for such period of time as may be designated in the instrument appointing such proxy, as such proxy shall during such period as such instrument remains in force be entitled, except as in these Articles otherwise provided, in respect of all shares held by such member, to exercise all rights of membership in relation to meetings of the Company.

39. The instrument appointing a proxy shall be produced at or before the meeting at which the person named in the instrument proposes to vote; and in default the instrument of proxy shall not be treated as valid.

40. An instrument appointing a proxy may be in any usual or common form or in any form that the Directors shall approve.

41. Any corporation which is a member of the company may by resolution of its directors or other governing body authorize such person as it thinks fit to act as its representative at any meeting of the company or of any class of members of the company, and the person so authorized shall be entitled to exercise the same powers on behalf of the corporation which he represents as that corporation could exercise if it were an individual member of the company.

                                   DIRECTORS
                                   ---------

42. (a) The number of Directors shall be ten; of whom five shall be elected by the holders of the "A" ordinary shares and five shall be elected by the holders of the "B" ordinary shares, either at the annual general meeting, or at separate meetings of the holders of the "A" ordinary shares and of the holders of the "B" ordinary shares, at which separate meetings the regulations herein set forth shall apply as though only "A" ordinary shares or "B" ordinary shares were outstanding. The number of Directors shall not be increased or decreased, except as hereinafter provided, without the sanction of a Special Resolution. The names of the first Directors shall be determined in writing by the subscribers to the Memorandum of Association.

          (b) If the Directors are unable to decide or act upon any matter, motion or question before the meeting because the same shall not have received the approval of both a majority of the Directors elected by the holders of the "A" ordinary shares and a majority of the directors elected by the holders of the "B" ordinary shares or by reason of the lack of a quorum at any meeting, then the number of Directors shall be and continue to be eleven until the next annual general meeting of the members, whereupon the number of Directors shall again be ten, provided that the number of Directors shall be subject to increase to eleven as aforesaid, without limit to the number of times the Directors has been so increased.

43. The additional Director, provided for in the preceding Article 42, shall be appointed on the Joint nomination of the holders of the "A" ordinary shares and the holders of the "B" ordinary shares. If the said holders do not, within ten days of such increase, agree on the person to be the additional Director, then the additional Director shall be appointed by a competent person to be agreed upon as arbitrator by the holders of the "A" ordinary shares and the holders of the "B" ordinary shares and the decision of such arbitrator shall be final. In case of failure to agree upon such arbitrator the holders of the "A" ordinary shares shall name one arbitrator and the holders of the "B" ordinary shares shall name one arbitrator and such two arbitrators shall forthwith select a third arbitrator; provided that if such two arbitrators fail to select a third arbitrator within ten days after demand for such third arbitrator, the third arbitrator shall be appointed by application made by either party to the Chief Judge of the United States Court of Appeals for the Sixth Circuit. To the extent necessary to appoint such additional arbitrator the Arbitration Act of the Province of British Columbia shall apply. The three arbitrators so selected shall proceed promptly in accordance with the Arbitration Act of the Province of British Columbia to appoint the additional Director and a decision of any two of the three arbitrators shall be binding and conclusive.

44.  No Director shall require any share qualification.

45. The remuneration of the Directors shall from time to time be determined by ordinary resolution, whether previous notice thereof has been given or not.

46. No contract or other transaction between this Company and any other corporation, of which at least one-half of the shares thereof, having voting power, is owned or controlled by this Company or which owns or controls at least one-half of the voting shares of this Company, shall in any case be void or voidable because of the fact that the directors of this Company or any of them are directors or officers or shareholder, of such other corporation. Any director may vote, either as a director or shareholders in respect of any such contract or other transaction. A general notice that any director is a member of any specified company or firm and is to be regarded as interested in any subsequent transactions with any such company or firm, shall be sufficient disclosure under this clause, and after such general notice it shall not be necessary to give any special notice relating to any particular appointment, contract, arrangement or transaction with such firm or company.

47. No director or officer for the time being of the Company shall be liable for the acts, receipts, neglects or defaults of any other director or officer or employee, or for joining in any receipt or act for conformity, or for any loss, damage, or expense happening to the Company through the insufficiency or deficiency of title to any property acquired by order of the board of directors for or on behalf of the Company, or for the insufficiency or deficiency of any security in or upon which any of the moneys of or belonging to the Company shall be placed out or invested or for any loss or tortious act of any person, firm or corporation with whom or which any moneys, securities or effects shall be lodged or deposited or for any loss occasioned by any error of judgment or oversight on his part or for any other loss, damage or misfortune whatever which may happen in the execution or the duties of his respective office or trust or in relation thereto unless the same shall happen by or through his own negligence, default, breach of duty or breach of trust.

48. Every director or officer of the Company and his heirs, executors and administrators, and estate and effects, respectively, shall, from time to time and at all times, be indemnified and saved harmless out of the funds of the Company from and against:

               (a) all damages, costs, charges and expenses whatsoever which such director or officer sustains or incurs in or about any action, suit or proceeding which is brought, commenced or prosecuted against him, for or in respect of any act, deed, matter or thing what soever, made, done or permitted by him, in or about the execution of the duties of his office;

               (b) all other damages, costs, charges and expenses which he sustains or incurs in or about or in relation to the affairs thereof,

except such costs, charges or expenses as are occasioned by his own negligence, default, breach of duty or breach of trust.

49. No act or proceeding of any director or board of directors shall be deemed invalid or ineffective by reason of the subsequent ascertainment of any irregularity in regard to such act or proceeding or the qualification of such director or directors.

50. Directors may rely upon the accuracy of any statement or report prepared by the Company's auditors and shall not be responsible or held liable for any loss or damage resulting from the paying of any dividends or otherwise acting upon such statement or report.


                  POWERS AND DUTIES OF DIRECTORS AND OFFICERS
                  -------------------------------------------

51. The business of the Company shall be managed by the Directors, who may pay all expenses incurred in getting up and registering the Company, and may exercise all such powers of the Company as are not, by the "Companies Act," or any statutory modification thereof for the time being in force, or by these Articles, required to be exercised by the Company in general meeting, subject nevertheless to any regulation of these Articles, to the provisions of the said Act, and to such regulations, being not inconsistent with the aforesaid regulations and provisions, as may be prescribed by the Company in general meeting, but no regulations made by the Company in general meeting shall invalidate any prior act of the Directors which would have been valid if that regulation had not been made. Without departing in any way from the generality of the foregoing the directors may authorize one or more employees, whether or not Officers of the Company, to execute on behalf of the Company Contracts and agreements of any kind.

     The Directors at a meeting at which a quorum is present shall be competent to exercise all or any of the authorities, powers and discretions by or under the regulations of the Company for the time being exercisable by the Directors generally.

52. (a) There shall each year be appointed to the following offices, persons selected by the holders of the "A" ordinary shares:

                             President,
                             one Vice President,
                             Treasurer, and
                             Secretary

     (b) There shall each year be appointed to the following offices, persons selected by the holders of the "B" ordinary shares:

                                       Chairman of the Board,
                                       Senior Vice President,
                                       Comptroller,
                                       Assistant Secretary, and
                                       General Manager.

53. The officers shall have the following powers, rights, duties and responsibllitles:

     (a) Chairman of the Board - The Chairman of the Board shall preside at all
         ---------------------
         meetings of the Directors and at all meetings of the shareholders of the Company and shall have signing authority commensurate with the signing authority of the President and shall have such other powers and duties as the Directors may, from time to time, determine.

     (b) President - In the absence of the Chairman of the Board, the President
         ---------
         when present shall preside at all meetings of the members and of the Directors. The President shall be fully empowered and authorized to exercise the general supervision of the business and affairs of the Company, subject only to the direction of the Directors and he shall have such other powers and duties as the Directors may, from time to time determine. The President shall have the power and right to sign on behalf of the Company all contracts, notes, bonds, engagements and other papers requiring his signature all of which not requiring the seal of the Company.

     (c)  Vice President or Vice Presidents - During the absence or inability to
          ---------------------------------
          act of the President, his powers and duties shall devolve upon the Vice President, and if there be more than one in that category, such powers and duties shall devolve upon the senior one present and able to act. Such Vice President or Vice Presidents, shall also perform such duties and exercise such powers as the Directors may prescribe. Every act done by a Vice President in purported exercise of the powers and duties of the President, which if done by the President would bind the Company, shall bind the Company when so done by such Vice President, whose authority in such case shall not be impunged, and the absence or inability of the President with reference thereto shall be presumed. Vice Presidents shall have signing authority commensurate with the signing authority of the President.

     (d)  General Manager - The General Manager shall have the active management
          ---------------
          and general supervision of the business and affairs of the Company and shall have the general duties and powers usually vested in the manager of a corporation subject to the authority of the Directors and the supervision of the President. He shall see that orders and resolutions of the Directors are carried into effect. Employees of the Company shall be under his superintendence and direction and he shall see that their duties are properly performed. The Directors shall have power, however, at any time and from time to time to divide the duties herein cast upon the General Manager with any other officer or officers of the Company and to define the specific duties to be performed by the General Manager and all other officers.

     (e)  Secretary - The Secretary shall:
          ---------
          (i) attend at and keep the minutes of the meetings of the shareholders and of the directors in books provided for that purpose;

          (ii) see that notices of such meetings are duly given in accordance with the provisions of the Articles of Association of the Company; and

          (iii) perform all duties incident to the office of Secretary and such other duties as may be from time to time assigned to him by the Directors or the President.

     (f)  Treasurer - The Treasurer shall, subject to the direction of the
          ---------
          Directors and the President, have general charge of the finances of the Company. He shall perform all duties incident to the office of treasurer and such other duties as from time to time may be assigned to him by the Directors or the President. He shall, subject to the direction of the Directors and the President, have charge and custody of and be responsible for all funds and securities and cause to be deposited all such funds and securities in the name of the Company in such depository or depositories as may be selected from time to time by the Directors.

     (g)  Comptroller - The Comptroller shall, subject to the direction of the
          -----------
          Directors, and the President, have general charge of the financial reports, accounting procedures and tax and statistical matters (excepting the powers, rights, duties and responsibilities of the treasurer) of the Company. He shall perform all duties incident to the office of comptroller and such other duties as from time to time may be assigned to him by the Director or the President. He shall cause books of account to be kept in which shall be entered the receipts and disbursements and assets and liabilities of the Company.

     (h)  Assistant Secretary - The Assistant Secretary shall assist the
          -------------------
          Secretary in the performance of his duties. Such Assistant Secretary shall also perform such duties and exercise such powers as the Directors or the President may prescribe.

54. The Directors may appoint the following officers with the following powers, rights, duties and responsibilities:

     (a)  Assistant Treasurer - The Assistant Treasurer shall assist the
          -------------------
          Treasurer in the performance of his duties. Such Assistant Treasurer shall also perform such duties and exercise such powers as the Directors or the President may prescribe.

     (b)  Assistant Comptroller - The Assistant Comptroller shall assist the
          ---------------------
          Comptroller in the performance of his duties. Such Assistant Comptroller shall also perform such duties and exercise such powers as the Directors or the President may prescribe.

55. The term of employment, duties and remuneration of the officers and the security, if any, to be given by them to the Company shall be settled and determined from time to time by the Directors, but in the absence of an agreement to the contrary, the employment of all officers shall be during the pleasure of the Directors. One person may hold more than one office at one time. If more than one

Vice President be appointed, the Directors shall determine their respective seniorities. Any officer, employee or agent of the Company may be required to give such bond for the faithful performance of his duties as the Directors in their uncontrolled discretion may require any bond or for the insufficiency of any bond or for any loss by reason of the failure of the Company to receive any indemnity thereby provided.

56. The Directors shall duly comply with the provisions of the "Companies Act," or any statutory modification thereof for the time being in force, and in particular with the provisions in regard to the registration of mortgages, and to keeping registers of directors and members, and to filing with the Registrar of Companies an annual report, and copies of special and other resolutions, returns of allotments of shares, and of any change in the registered office or of directors.

57. The Directors shall cause minutes to be made in books provided for the purpose:

        (i)   of all appointments of officers made by the Directors;

        (ii) of the names of all Directors present at each meeting of the Directors and of any committee of the Directors;

        (iii) of all resolutions and proceedings at all meetings of the Company and of the Directors and of committees of Directors.

                                    THE SEAL
                                    --------

58. The Directors shall provide for the safe custody of the common seal of the Company which shall not be affixed to any instrument except in the presence of:

    (a) The Chairman of the Board of Directors or the President or any Vice President, together with the Secretary or the Treasurer or the Assistant Secretary; or

    (b) Such other officer or officers or Director or Directors of the Company as may be prescribed from time to time by resolution of the Board of Directors.

59. The Company may have an official seal for the transaction of business without the Province of British Columbia for use in any other Province, State or Country, subject to the provisions of the "Companies Act."

                         DISQUALIFICATION OF DIRECTORS
                         -----------------------------

60. The office of Director shall ipso facto be vacated if the Director:

       (a) By notice in writing to the Company resigns his office; or

       (b) Becomes bankrupt; or

       (c) Is found lunatic, or becomes of unsound mind; or

       (d) Is removed.

61. Any Director, either individually or as a member of a partnership, or a shareholder or Director of a company or corporation may, notwithstanding any rule of law or equity to the contrary, be appointed to any office under the Directors with or without remuneration, or contract with the Company either as vendor, purchaser or otherwise or act as agent for the Company or be interested in any operations, undertakings or business undertaken or assisted by the Company, or in which the Company is interested, and no such contract or arrangement shall be avoided, nor shall any Director so contracting or being so interested be liable to account to the Company for any profits realized by any such contract or arrangement by reason of such Director holding that office or of the fiduciary relation thereby established.

                     ELECTION AND APPOINTMENT OF DIRECTORS
                     -------------------------------------

62. At each annual general meeting of the Company the whole of the Directors shall retire from office; PROVIDED, HOWEVER, that if at any such meeting the places of such Directors are not filled up the retiring Directors shall continue to be Directors until their places shall be filled up at an adjournment of the said meeting or at any new meeting called for the purpose of electing Directors.

63.  A retiring Director shall be eligible for re-election.

64. (a) The holders of the "A" ordinary shares may at any time remove any director elected by such holders or appointed by the Directors elected by such holders or appointed by the Directors elected by such holders.

     (b) The holders of the "B" ordinary shares may at any time remove any director elected by such holders or appointed by the Directors elected by such holders.

65. The Directors elected by the holders of the "A" ordinary shares may appoint any person to fill any vacancy however occurring in the office of a Director elected by such holders or previously so appointed.

     The Directors elected by the holders of the "B" ordinary shares may appoint any person to fill any vacancy however occurring in the office of a Director elected by such holders or previously so appointed.

                           PROCEEDINGS OF DIRECTORS
                           ------------------------

66. No resolution of the Directors shall be passed unless it is approved by a majority of the Directors elected by the holders of "A" ordinary shares and also by a majority of the Directors elected by the holders of "B" ordinary shares unless and until an additional Director has been appointed, as provided for in
Article 43. After the additional Director has been appointed, as provided in
Article 43, questions arising at a meeting of the Directors shall be decided by a majority of votes, but the Chairman shall in no circumstances have a second or casting vote.

67. A Director may, and the Secretary on the requisition of a Director shall, at any time summon a meeting of Directors. At least seven days' notice in writing specifying the place, day and time, shall be given to every Director of every Directors' meeting provided that any Director may, before or after the meeting, waive such notice.

68. The quorum necessary for the transaction of the business of the Directors shall be six Directors or alternate directors personally present.

69. The continuing Directors may act notwithstanding any vacancy in their body, but, if and so long as their number is reduced below the number fixed by or pursuant to these regulations of the Company as the necessary quorum of Directors, the continuing Directors may act for the purpose of summoning a general meeting of the Company, but for no other purpose.

70. The Directors may delegate any of their powers to committees as they think fit; and the committee so formed shall in the exercise of the powers so delegated conform to any regulations that may be imposed on them by the Directors.

71. Each Director shall have power to nominate by writing under his hand any person to act as alternate director in his place during such time as he shall, on account of absence, illness or for any other reason whatsoever be unable to act as a Director and/or attend a meeting or meetings of Directors, and at his discretion to remove such alternate director, and on such appointment being made the alternate director shall be subject in all respects to the terms and conditions existing with reference to the other Directors, and each alternate director shall act in the place of the Director who has so nominated him and shall exercise and discharge all the powers and duties of the Director he represents. Any instrument appointing an alternate director shall be delivered to and retained by the Company. If the Director making any such appointment shall cease to be a Director, the person appointed by him shall thereupon cease to have any power or authority as an alternate director. No such alternate director shall require any qualification.

                  RESOLUTIONS OF DIRECTORS ADOPTED BY WRITING
                  -------------------------------------------

72. Notwithstanding anything to the contrary contained herein, a resolution assented to and adopted by writing under the hands of all the Directors or their alternates, though not passed at a Directors' meeting, shall be of the same force as if it had been duly passed at a Directors' meeting.

                             DIVIDENDS AND RESERVE
                             ---------------------

73. The Directors may from time to time pay to the members such cash dividends and interim cash dividends as appear to the Directors to be justified by the profits of the Company.

74. No dividend shall be paid otherwise than out of profits.

    No dividends shall bear interest against the Company.

                                   ACCOUNTS
                                   --------

75. The Directors shall cause true accounts to be kept of all sums of money received and expended by the Company and the matters in respect of which such receipts and expenditures take place; and of sales and purchases of goods by the Company and of the assets and liabilities of the Company.

76. The books of account shall be kept at the registered office of the Company, or at such other place or places as the Directors may think fit, and shall always be open to the inspection of any of the Directors and members or their representatives.

77. Once at least in every year the Directors shall lay before the Company at its annual general meeting an audited profit and loss account and statement of earned surplus account for the period since the preceding account or (in case of the first account) since the incorporation of the Company, made up to a date not more than four (4) months before such meeting.

78. A balance sheet shall be made out in every year and laid before the Company at its annual general meeting made up to a date not more than six (6) months before such meeting. The balance sheet shall be accompanied by a report of the Directors and of the auditors as of the state of the Company's affairs, and the amount which they recommend to be paid by way of dividend, and the amounts (if any) which they propose to carry to a reserve fund.

                                     AUDIT
                                     -----

79. Auditors shall be appointed and their duties regulated in accordance with the provisions of the "Companies Act."

                                    NOTICES
                                    -------

80. A notice may be given by the Company to any member either personally or by sending it by post to him to his registered address or to the address (if any) within the said Province supplied by him to the Company for the giving of notices to him. Where a notice is sent by post, service of the notice shall be deemed to be effected by properly addressing, prepaying and posting a letter containing the notice, and to have been effected on the day following the date of posting.

81. If a member has no registered address in the Province of British Columbia, and has not supplied to the Company an address within the said Province for the giving of notices to him, a notice addressed to him at his last known address shall be deemed to be duly given to him on the day following the date of posting.

82. A notice may be given by the Company to the joint holders of a share by giving the notice to the joint holder named first in the register in respect of the share.

83. A notice may be given by the Company to the persons entitled to a share in consequence of the death or bankruptcy of a member by sending it through the post in a prepaid letter addressed to them by name, or by the title of representatives of the deceased, or trustee of the bankrupt, or by any like description, at the address (if any) in the Province of British Columbia supplied for the purpose by the persons claiming to be so entitled or (until such address has been so supplied) by giving the notice in any manner in which the same might have been given if the death or bankruptcy had not occurred.


---------------------------------------|----------------------------------------
NAMES, ADDRESSES AND DESCRIPTIONS      |        NUMBER OF SHARES TAKEN BY EACH
OF SUBSCRIBERS                         |        SUBSCRIBER
---------------------------------------|----------------------------------------
                                       |
                                       |
                                       |
                                       |
                                       |
                                       |
                                       |
--------------------------------------------------------------------------------

Dated at Vancouver, British Columbia this 24th day of April, 1964.

WITNESS TO THE ABOVE SIGNATURES:

-------------------------------

-------------------------------

-------------------------------

-------------------------------

              This is EXHIBIT "C" to the Agreement between Northwood Mills Ltd., Canamead, Inc. The Mead
              Corporation and Noranda Mines, Limited, made as of the 24th day of April, 1964

          THIS AGREEMENT made as of the    day of           1964,

BETWEEN:

          NORTHWOOD PULP LIMITED, a company duly
          ----------------------
          incorporated under the laws of the Province of British Columbia, having an office at the City of Vancouver, Province aforesaid,

          (hereinafter called "Pulp Corporation")

                                          OF THE FIRST PART.

AND:

          MEAD PULP SALES, INC., a company duly
          ---------------------
          incorporated under the laws of the State of Delaware, having an office at the City of New York, State of New York

          (hereinafter called "Mead-Pulp")

                                           OF THE SECOND PART.

          WHEREAS, Pulp Corporation intends to construct and operate at Prince George, British Columbia, a pulp mill having an initial daily rated capacity of five hundred (500) tons of paper grade bleached, semi-bleached and unbleached sulphate wood pulp;

          NOW, THEREFORE, THIS INDENTURE WITNESSETH, that in consideration of the mutual covenants herein contained, the Parties hereto do hereby agree as follows:

          1.  Agency: The Pulp Corporation hereby appoints Mead-Pulp its
          -----------
exclusive agent for soliciting and servicing sales of Pulp in all countries, territories, and possessions throughout the world, provided, however, that the Pulp Corporation reserves the exclusive privilege of selling Pulp directly to The Mead Corporation, an Ohio corporation (hereinafter referred to as "Mead") or any specified affiliates of Mead for use by them and not for the purpose or resale by them to others.

          Any sale of Pulp (other than to Mead for itself or for an affiliate of Mead) by the Pulp Corporation independently of Mead-Pulp shall be deemed to have been secured by Mead-Pulp as agent for all purposes of this Agreement.

          It is understood and agreed that Mead-Pulp acts for unrelated persons and also for Mead and its affiliates in a similar capacity in soliciting and servicing sales of Pulp; and that Mead-Pulp may hereafter act in such capacity for such persons, for Mead and its affiliates, and for any other person whatsoever, irrespective of whether Mead-Pulp has in the past acted or is now acting in such capacity for such person.

          It is understood and agreed that the Pulp Corporation shall for each calendar year, not less than three months before the beginning thereof, inform Mead-Pulp of the quantity of Pulp which the Pulp Corporation is reserving for direct sale to Mead and its specified affiliates and the approximate quantity which will be available to Mead-Pulp for sale hereunder during such calendar year. Sales to Mead for shipment to Mead and for shipment to its specified affiliates are not covered by this Agreement.

          2. Definitions: The term "person" as used herein shall include a
          --------------
corporation, company, firm, partnership, association, individual, or any other legal entity whatsoever.

          The term "Pulp" as used herein shall mean paper grade bleached, semi-bleached and unbleached sulphate wood pulp.

          The term "specified affiliates" as used herein shall mean any affiliate of Mead specified by Mead by prior notice in writing to Pulp Corporation.

          The term "affiliate" as used herein shall mean any corporation of which Mead owns, directly or indirectly, stock possessing at least 20% of the combined voting power of all classes of stock entitled to vote in the election of directors.

          The term "Mill Net Selling Price" shall mean the net amount realized by the Pulp Corporation f.o.b. car, Prince Georgia, British Columbia, though sold on the basis of the delivered price of the Pulp Corporation less allowances for freight and insurance and other charges from Prince George, British Columbia to destination and discounts, if any.

          3. Term: This Agreement shall continue until October 31, 1972 and
          -------
thereafter from year to year with each party having the privilege of termination of this Agreement after such date by giving six months written notice to the other party. Such notice may be given, and may become effective, at any time during any year.

          4. Price: Mead-Pulp hereby agrees to use its best efforts to sell Pulp
          --------
hereunder at the highest prices possible in light of the quantity and quality of Pulp produced and prevailing market conditions at the time, provided that in no event shall Mead-Pulp be deemed or considered to guarantee or warrant the sale of the output of the Pulp Corporation or the prices therefor.

          5. Compensation: The Pulp Corporation shall pay Mead-Pulp, as full
          ---------------
compensation for its services hereunder, the percentages set forth below of the Mill Net Selling Price of all tonnage sold and delivered by the Pulp Corporation on orders or contracts secured by Mead-Pulp:


                                            Percentage of Mill
          Customer Location                 Net Selling Price*
          -----------------                 ------------------
          United States and Canada                  3%
          Elsewhere throughout the                  5%
          world

          *Based on the currency in which the sale is made provided, however, that the above percentage applicable with respect to sales to customers located elsewhere than the United States and

Canada shall be reduced by 1/2 of 1% with respect to each shipment as to which Mead-Pulp has received, in form satisfactory to Mead-Pulp, an irrevocable letter of credit in Mead-Pulp's favor for the account of the customer from a bank satisfactory to Mead-Pulp, provided further that Mead-Pulp shall have no obligation hereunder to seek such letters of credit.

          In the event of termination of this Agreement, the Pulp Corporation shall continue to pay Mead-Pulp compensation, as hereinabove determined, with respect to tonnage delivered after the effective date of termination, pursuant to orders or contracts secured by Mead-Pulp and accepted by the Pulp Corporation prior thereto.

          6. Payment: Mead-Pulp shall assume all credit risks with respect to
          ----------
orders and contracts secured by Mead-Pulp, including orders and contracts secured by Mead-Pulp prior to termination of this Agreement.

          With respect to sales made pursuant to such orders and contracts with customers located in the United States and Canada, Mead-Pulp shall remit to the Pulp Corporation the invoice price, inclusive of freight and other charges, if any, less Mead-Pulp's commission, as follows:

          (a) Pulp invoiced from the 1st through the 10th of any month - remittance on the 10th of the following month.

          (b) Pulp invoiced from the 11th through the 20th of any month - remittance on the 20th of the following month.

          (c) Pulp invoiced from the 21st through the end of any month - remittance on the last day of the following month.

With respect to sales made pursuant to such orders and contracts with customers located elsewhere than the United States and Canada, Mead-Pulp shall remit to the Pulp Corporation the invoice price, inclusive of freight and other charges, if any, less Mead-Pulp's Commission, upon the same day that the customer's payment is due under such order or contract.

          Remittances shall be in United States funds with respect to sales to customers in the United States and in Canadian funds with respect to sales to customers in Canada. With respect to customers located elsewhere than in the United States or Canada, remittances shall be in such funds as shall be mutually agreed upon at the time of acceptance by the Pulp Corporation of the order or contract.

          The Pulp Corporation shall invoice Mead-Pulp direct on all shipments made pursuant to orders and contracts secured by Mead-Pulp, and Mead-Pulp, in turn, will invoice the customers of the Pulp Corporation and assume full responsibility for credit and collections.

          Mead-Pulp shall be entitled to exercise any right which the Pulp Corporation may have to hold up delivery or cancel the sale in the event of the customer becoming an unsatisfactory credit risk prior to delivery or in the event of the government of any foreign country cancelling or altering the import license for Pulp or failing to provide the specified currency to pay for the same.

          7. Contracts: Mead-Pulp shall submit to the Pulp Corporation all
          ------------
orders and contracts obtained for account of the Pulp Corporation. Such orders and contracts shall be between the customer and the Pulp Corporation, and acceptance by the Pulp Corporation may be communicated orally or in writing by Mead-Pulp on behalf of the Pulp Corporation; provided, however, that no such order or contract shall be binding upon the Pulp Corporation until accepted by the Pulp Corporation, such acceptance to be communicated by the Pulp Corporation to Mead-Pulp either orally or in writing. Mead-Pulp shall have no authority to maintain any stock of Pulp outside Canada on behalf of Pulp Corporation from which orders may be filled.

          8. Consultations and Servicing: Mead-Pulp shall use its best efforts
          ------------------------------
at all times to promote the sale of Pulp of the Pulp Corporation to customers of satisfactory credit standing. Mead-Pulp and the Pulp Corporation mutually agree to consult together frequently on all matters pertaining to sales policy, production, quality, service, sub-agencies and customer relations, in order that a very close and mutually satisfactory working arrangement may be carried on at all times, and Mead-Pulp agrees to service orders and contracts secured by Mead-Pulp in the usual and customary manner from time to time adopted by Mead-Pulp; provided, however, that all adjustments for defective shipments shall be for the account of the Pulp Corporation.

          9. Warranties: No warranty of any kind whatsoever shall be made by
          -------------
Mead-Pulp to customers or to prospective customers, and no warranties shall be made by the Pulp Corporation other than those contained in orders and contracts executed by the Pulp Corporation in accordance with Clause 7 hereof.

          10. Arbitration: Any matter of interpretation, application or effect
          ---------------
of and any controversy or controversies arising under, or in connection with the performance of this Agreement, which the parties hereto cannot resolve by mutual agreement, shall be submitted to the decision of a competent person to be agreed upon by Mead-Pulp and Pulp Corporation as arbitrator, and his decision thereupon shall be final. In case of failure to agree upon such arbitrator, Mead-Pulp shall name one arbitrator, and Pulp Corporation shall name one arbitrator, and such two arbitrators shall forthwith select a third arbitrator; provided, that if such two arbitrators fail to select a third arbitrator within ten days after the demand for such arbitration the third arbitrator shall be appointed by application made by either party to the Chief Judge of the United States Court of Appeals for the Sixth Circuit. To the extent necessary to appoint such arbitrator or arbitrators the Arbitration Act of the Province of British Columbia shall apply. The arbitrators so selected shall proceed promptly to investigate the controversy in question in accordance with the Arbitration Act of the Province of British Columbia, and a decision of any two of the three arbitrators shall be binding and conclusive upon the parties hereto; PROVIDED that the cost of arbitration shall be divided equally between Mead-Pulp and Pulp Corporation.

          11. Notices:
          -----------

          (a) Mead-Pulp shall open all letters addressed to the Pulp Corporation in care of Mead-Pulp and communicate the contents thereof to the Pulp Corporation and act thereon pursuant to the instructions of the Pulp Corporation.

          (b) For the purposes of this Agreement, unless either party notifies the other in writing to the contrary, all notices or communications shall be addressed, in the case of Pulp Corporation to:

          Northwood Pulp Limited
          Prince George, British Columbia, Canada

     and in the case of Mead-Pulp to:

          Mead Pulp Sales, Inc.
          200 Park Avenue
          New York, New York 10017 - U.S.A.

Any notice or communication required under the provisions of this Agreement shall be deemed to have been given when deposited in the United States or Canadian mail, postage prepaid and registered, addressed in accordance with the preceding sentence to the party to whom such notice or communication is being given.

          12. Assignment: The burden or benefit of this Agreement may not be
          --------------
assigned by either party without the written consent of the other party.

          13. Governing Law: This Agreement shall be governed by
          -----------------
and construed in accordance with the laws of the Province of British Columbia.

     IN WITNESS WHEREOF, the Parties hereto have caused their seals to be hereunto affixed in the presence of their respective proper officers duly authorized in that behalf as of the day and year first above written.


The Common Seal of NORTHWOOD PULP  )
LIMITED was hereunto affixed in    )
the presence of:                   )
                                   )
                                   )
                                   )
-------------------------------    )
                                   )
                                   )
-------------------------------    )
                                   )
                                   )


                                                MEAD PULP SALES, INC.

ATTEST:                                         By
                                                  -------------------------
                                                        President

------------------------------
     Secretary

                 THIS IS EXHIBIT "D" TO THE AGREEMENT BETWEEN
                     NORTHWOOD MILLS LTD., CANAMEAD, INC.,
                    THE MEAD CORPORATION AND NORANDA MINES,
                      LIMITED, MADE AS OF THE 24th DAY OF
                                  APRIL 1964

             THIS AGREEMENT made as of the     day of        1964

BETWEEN:

          NORTHWOOD PULP LIMITED (hereinafter called the
          ----------------------
          "Pulp Corporation"), UPPER FRASER SPRUCE MILLS LTD
                               -----------------------------
          (hereinafter called "Upper Fraser") and SINCLAIR
                                                  --------
          SPRUCE LUMBER COMPANY LIMITED (hereinafter called
          -----------------------------
          "Sinclair"), each a company duly incorporated under the laws of the Province of British Columbia, with registered office at the City of Vancouver, Province aforesaid (each of which is hereafter sometimes referred to as "Vendor")

                                                            OF THE FIRST PART

AND:

          NORTHWOOD MILLS LTD., a company duly incorporated
          -------------------
          under the laws of the Province of British Columbia having an office at the City of Vancouver, Province aforesaid

                       (hereinafter called "Northwood")

                                                           OF THE SECOND PART

WHEREAS:

(A) Northwood has entered into an agreement made as of the 24th day of April 1964 between Northwood, Canamead, Inc., The Mead Corporation and Noranda Mines, Limited, providing inter alia, for the sale by Northwood of all the issued shares in the capital stocks of Upper Fraser and Sinclair to Pulp Corporation upon October 31, 1964 (hereinafter called the "transfer date").

(B) Upper Fraser and Sinclair own and operate sawmills in the vicinity of Prince George, British Columbia, and Pulp Corporation, Upper Fraser and Sinclair, or any of them, may during the term of this Agreement acquire other sawmills (hereinafter collectively called "sawmills").

(C) The parties hereto have agreed that Northwood shall subsequent to the transfer date sell the products hereinafter specified of the sawmills on the terms and conditions herein set forth.

     NOW, THEREFORE, THIS AGREEMENT WITNESSETH in consideration of the mutual covenants herein contained the Parties hereto do hereby agree as follows:

     1. Agency: Pulp Corporation, Upper Fraser and Sinclair each hereby appoints
     ---------
Northwood as its exclusive agent for soliciting and servicing sales throughout the world subsequent to the transfer date, of logs, lumber and other products of the sawmills excluding wood chips and other materials purchased or used by the Pulp Corporation (such logs, lumber and other products excluding wood chips and other materials purchased or used by the Pulp Corporation being hereinafter called the "forest products"). Any sales of forest products by Upper Fraser or Sinclair or Pulp Corporation independently of Northwood shall be deemed to have been secured by Northwood as agent for all purposes of this Agreement.

     It is understood and agreed that Northwood acts for unrelated persons in a similar capacity in soliciting and servicing sales of forest products; and that Northwood may hereafter act in such capacity for such persons, and for any other person whatsoever, irrespective of whether Northwood has in the past acted or is now acting in such capacity for such person.

     2. Term: This Agreement shall continue until October 31, 1972 and
     -------
thereafter from year to year with each party having the privilege of termination of this Agreement as to itself after such date by giving six months written notice to the other parties. Such notice may be given and may become effective at any time during any year.

     3. Price: Northwood hereby agrees to use its best endeavours to sell as
     --------
aforesaid the said forest products at the highest prices possible in light of the quantity and quality produced and prevailing market conditions at the time; provided that in no event shall Northwood be deemed or considered to guarantee or warrant the sale of the output or the prices therefor.

     4. Contracts: Northwood hereby agrees to submit to each Vendor all orders
     ------------
and contracts obtained for acceptance or rejection by or on behalf of such Vendor.

     5. Payment:
     ----------

     (a) The Parties agree that Northwood shall assume all credit risks with respect to orders and contracts secured by Northwood, including orders and contracts secured by Northwood prior to termination of this Agreement; and Northwood shall invoice all customers in the name or names of the Vendor.

     (b) Northwood agrees that it shall remit to each Vendor for the account of such Vendor at the end of every forty-five (45) day period (commencing with the transfer date) an amount equal to the aggregate of all invoices of such Vendor which have stood unpaid for a period of forty-five (45) days; provided that such Vendor shall assign to Northwood all its or their right, title and interest in and to such unpaid invoices forthwith on the aforesaid payment being made by Northwood.

     (c) Northwood shall be entitled to exercise any right which its principal may have to hold up delivery or cancel the sale in the event of the purchaser becoming an unsatisfactory credit risk prior to delivery or in the event of the government of any foreign country cancelling or altering the import license for the forest products or failing to provide the specified currency to pay for the same.

     6. Compensation: The Parties hereto agree that Northwood shall, as full
     ---------------
compensation for the services provided hereunder, be paid an amount equal to 2-1/2% of the mill net selling price of the said forest products sold by Northwood, and the same shall be paid by the respective Vendor to Northwood every forty-five (45) days, commencing with the transfer date. Provided, however, that the above percentage applicable to customers located elsewhere than the United States and Canada shall be reduced by 1/2 of 1% when there has been received, in form satisfactory to Northwood, an irrevocable letter of credit in Vendor's favour for the account of the customer from a bank satisfactory to Northwood. For the purpose of this paragraph "mill net selling price" shall mean the net amount in Canadian Funds realized by the Vendor f.o.b. car at the sawmill though sold on the basis of the delivered price of the Vendor less allowances for freight and insurance and other charges to destination and discounts, if any. In the event of termination of the aforesaid sales agency, Northwood shall be entitled to compensation as hereinabove determined with respect to quantities delivered after the effective date of termination of such sales agency, pursuant to orders or contracts secured by Northwood and accepted by the Vendor prior thereto.

     7. Seaboard: The Parties hereto acknowledge and agree that during the term
     -----------
of this Agreement, the Vendors shall (i) be subject to and comply with all obligations as have been undertaken by Northwood under the agreement dated June 18, 1963 between Seaboard Lumber Sales Company Limited and Northwood, and (ii) be entitled to share rateably (with others entitled to do so) in the benefits accruing to Northwood under the said agreement dated June 18, 1963 and by virtue of Northwood being a shareholder of each of Seaboard Lumber Sales Company Limited and Seaboard Shipping Company Limited.

     8. Warranties: No warranty of any kind whatsoever shall be made by
     -------------
Northwood to customers or to prospective customers, and no warranties shall be made by the Vendor or Vendors other than those contained in orders and contracts executed in accordance with paragraph 4 hereof.

     9. Trademarks: On termination of this Agreement, the Vendors shall
     -------------
discontinue use of any trademarks of Northwood which they have been permitted to use.

     10. Consultation and Servicing: Northwood shall use its best efforts at all
     ------------------------------
times to promote the sale of forest products. Northwood and Vendors shall consult together frequently on all matters pertaining to sales policy, production, quality, service, sub-agencies and customer relations, in order that a very close and mutually satisfactory working arrangement may be carried on at all times, and Northwood agrees to service orders and contracts secured by Northwood in the usual and customary manner from time to time adopted by Northwood; provided, however, that all adjustments for defective shipments shall be for the account of Vendor or Vendors.

     11. Notices: Any notice required to be given hereunder shall be in writing
     -----------
and may be delivered by registered mail and posted in the Provinces of British Columbia or Ontario, postage prepaid, addressed to the Parties as follows or to such other address as is specified by like notice:

     in the case of Northwood to:

          1700 - 44 King Street West,
          Toronto 1, Ontario

     in the case of Pulp Corporation to:

          Prince George, British Columbia.

     in the case of Upper Fraser and Sinclair:

          Upper Fraser, British Columbia

and any such notice sent by registered mail shall be deemed to have been received the day following the date of posting.

     12. Arbitration: Any matter of interpretation, application or effect of and
     ---------------
any controversy or controversies arising under, or in connection with the performance of this Agreement, which the parties hereto cannot resolve by mutual agreement, shall be submitted to the decision of a competent person to be agreed upon by Pulp Corporation, Upper Fraser or Sinclair, as the case may be, and Northwood as arbitrator, and his decision thereupon shall be final. In case of failure to agree upon such arbitrator, Pulp Corporation, Upper Fraser or Sinclair, as the case may be, shall name one arbitrator, and Northwood shall name one arbitrator, and such two arbitrators shall forthwith select a third arbitrator; provided, that if such two arbitrators fail to select a third arbitrator within ten days after the demand for such arbitration the third arbitrator shall be appointed by application made by either party to the Chief Judge of the United States Court of Appeals for the Sixth Circuit. To the extent necessary to appoint such arbitrator or arbitrators the Arbitration Act of the Province of British Columbia shall apply. The arbitrators so selected shall proceed promptly to investigate the controversy in question in accordance with the Arbitration Act of the Province of British Columbia, and a decision of any two of the three arbitrators shall be binding and conclusive upon the parties hereto; PROVIDED that the cost of arbitration shall be divided equally between Pulp Corporation, Upper Fraser or Sinclair, as the case may be, and Northwood.

     13. Governing Law: This Agreement shall be governed by and construed in
     -----------------
accordance with the laws of the Province of British Columbia.

     14. Assignment: The burden or benefit of this Agreement shall not be
     --------------
assigned without the written consent of the parties hereto first had and obtained.

     IN WITNESS WHEREOF, the Parties hereto having caused their seals to be hereunto affixed in the presence of their duly authorized officers or directors in that behalf as of the day and year first above written.

The Common Seal of NORTHWOOD PULP LIMITED       )
was hereunto affixed in the presence of:        )
                                                )
                                                )
                                                )
-------------------------------                 )
                                                )
                                                )
-------------------------------                 )
                                                )
                                                )


The Common Seal of UPPER FRASER SPRUCE MILLS    )
LTD was hereunto affixed in the presence of:    )
                                                )
                                                )
                                                )
-------------------------------                 )
                                                )
                                                )
-------------------------------                 )
                                                )
                                                )


The Common Seal of SINCLAIR SPRUCE LUMBER       )
COMPANY LIMITED was hereunto affixed in         )
the presence of:                                )
                                                )
                                                )
                                                )
-------------------------------                 )
                                                )
                                                )
-------------------------------                 )
                                                )
                                                )



The Common Seal of NORTHWOOD MILLS LTD          )
was hereunto affixed in the presence of:        )
                                                )
                                                )
                                                )
-------------------------------                 )
                                                )
                                                )
-------------------------------                 )
                                                )
                                                )

                 THIS IS EXHIBIT "E" TO THE AGREEMENT BETWEEN
                   NORTHWOOD MILLS LTD., CANAMEAD, INC., THE
                      MEAD CORPORATION AND NORANDA MINES,
                      LIMITED, MADE AS OF THE 24TH DAY OF
                                  APRIL 1964

     THIS AGREEMENT, made as of the _____ day of________________ , 1964, by and among NORTHWOOD PULP LIMITED, a company duly incorporated under the laws of the Province of British Columbia, Canada (hereinafter called "Pulp Corporation"), THE MEAD CORPORATION, a corporation duly incorporated under the laws of the State of Ohio, United States (hereinafter called "Mead"), NORTHWOOD MILLS LTD., a company duly incorporated under the laws of the Province of British Columbia, Canada (hereinafter called "Northwood"), and NORANDA MINES, LIMITED, a company duly incorporated under the laws of the Province of Ontario, Canada (hereinafter called "Noranda"),

                             W I T N E S S E T H:
                             - - - - - - - - - -

     WHEREAS, Canamead, Inc., a corporation duly incorporated under the laws of the State of Ohio, United States (hereinafter called "Canamead") and Northwood are each the owners of fifty percent of the capital stock of Pulp Corporation;

     WHEREAS, Canamead is a wholly-owned subsidiary of Mead;

     WHEREAS, Northwood is a wholly-owned subsidiary of Noranda;

     WHEREAS, Pulp Corporation will construct and operate at or near Prince George, Province of British Columbia, a bleached sulphate wood pulp mill having an initial daily rated capacity of five hundred tons;

     WHEREAS, Pulp Corporation contemplates the execution and delivery of not in excess of $25,000,000 in promissory notes (hereinafter called the "Notes-I") and not in excess of $10,000,000 in promissory notes (thereinafter called the "Notes-II") to evidence indebtedness incurred under a loan agreement or agreements with Canadian Imperial Bank of Commerce and The Royal Bank of Canada, as amended from time to time (hereinafter called the "Loan Agreement") for the construction and equipping of said pulp mill;

     WHEREAS, Pulp Corporation desires to sell Pulp to Mead, and Mead desires to purchase Pulp from Pulp Corporation;

     WHEREAS, Pulp Corporation also intends to sell Pulp on the world market;

     NOW, THEREFORE, IN CONSIDERATION of the mutual covenants and agreements herein contained, the parties hereto do agree as follows:

          Section 1. Term of Agreement. The term of this Agreement shall extend
          ----------------------------
from the date hereof until the execution and delivery of an agreement in the form of the exhibit attached hereto marked and hereinafter called Exhibit "F", provided that either this Agreement or an agreement in the form of Exhibit "F" shall continue in effect so long as any principal or interest on Notes-I and Notes-II shall remain unpaid.

          Section 2. Sale of Pulp to Mead.
          -------------------------------

          (a) Pulp Corporation hereby agrees to manufacture and sell to Mead, and Mead agrees to purchase from Pulp Corporation for use by it or an affiliate as stated in Section 5 hereof and not for resale, such quantity of pulp as is requisitioned by Mead as hereinafter set forth. Four months before the beginning of each year of Pulp Corporation, Pulp Corporation shall furnish to Mead a budget of the estimated total production of the pulp mill for such year, distributing such estimated total production as equally as possible over the Operating Periods of such year. Within thirty days after receipt of such budget from Pulp Corporation, Mead shall furnish to Pulp Corporation a written schedule of its estimated requirements from the pulp mill for each Operating Period, but Mead shall not be obligated to purchase such estimated requirements unless and until it requisitions the same. Seven days before the beginning of any Operating Period, Mead shall furnish Pulp Corporation with a written requisition, specifying the quantities and grades and approximate dates of shipment, for Pulp to be manufactured and shipped by Pulp Corporation and purchased by Mead during such Operating Period, distributing the dates of shipment thereof as evenly as possible over the calendar weeks of such Operating Period. Pulp Corporation agrees to load and ship all Pulp requisitioned by Mead upon the approximate date or dates set forth in such requisition, but not more in the aggregate during any year than the amount set forth in such budget.

          (b) Delivery of the Pulp sold by Pulp Corporation to Mead pursuant to its requisitions shall occur, and title shall pass, at the time that Pulp is placed f.o.b. carrier at the pulp mill of Pulp Corporation and shall be at the risk of Mead from and after such time.

          (c) If, for any reason of force majeure Pulp production during any Operating Period shall fall below the total amount required to meet the commitments of Pulp Corporation to customers, including Mead, for such Operating Period, such production shall be prorated among all such customers on the basis of their commitments for such Pulp, but Pulp Corporation shall use its best efforts at all times to produce high quality Pulp in amounts sufficient to meet its commitments to customers therefor, including Mead. Force majeure shall excuse Mead from taking delivery of, and the Pulp Corporation from its obligation to deliver, any Pulp, but only during the existence of, and to the extent of, such force majeure.

          (d) (i) The price per ton for each grade of such Pulp so sold and delivered by Pulp Corporation to Mead or any specified affiliate in any Operating Period shall be an amount per ton equal to Pulp Corporation's average mill net per ton with respect to such grade of Pulp shipped by it in such Operating Period to all customers (excluding Mead and specified affiliates). Pulp Corporation's average mill net per ton with respect to any grade of Pulp shipped by it in any Operating Period shall be computed in Canadian funds for each grade of Pulp by (A) subtracting from its total billing for such grade of Pulp shipped by it during such Operating Period to customers throughout the world (excluding Pulp sold to Mead and specified affiliates) the sum of all applicable discounts, commissions and sale expenses and all freight, insurance, and other charges paid or allowed by Pulp Corporation for the transportation of such Pulp from its pulp mill at Prince George, British Columbia, to the respective destination of such Pulp and (B) dividing the remainder by the number of tons of such grade of Pulp shipped to all of its customers other than Mead and specified affiliates.

               (ii) In the event that there are no sales of a particular grade or grades to any customers except Mead and its specified affiliates in any Operating Period, the price per ton for each such particular grade or grades of such Pulp so sold and delivered by Pulp Corporation to Mead or any of its specified affiliates in such Operating Period shall be the amount per ton equal to Pulp Corporation's average mill net per ton with respect to the grade of Pulp shipped by it to customers other than Mead or its specified affiliates in the immediately preceding Operating Period plus the immediately succeeding Operating Period during which sales are made to customers other than Mead and its specified affiliates, such average mill net per ton to be computed on the foregoing basis, provided, however, that this paragraph shall not apply if there have been no sales of such particular grades to customers other than Mead and its specified affiliates in both such preceding and succeeding Operating Periods.

          (iii) In the event that there are no sales of a particular grade of Pulp to any customers except Mead and its specified affiliates during any Operating Period or during the preceding or succeeding Operating Periods, the price per ton shall be determined by the Board of Directors of Pulp Corporation for sales of such particular grades of Pulp to Mead and its specified affiliates sold and delivered during the Operating Period first mentioned in this Paragraph
(iii).

          (iv) Pulp shall be invoiced in Canadian funds by Pulp Corporation to Mead at the time of shipment at the foregoing price estimated by Pulp Corporation on the basis of the actual price determined for the previous Operating Period or on such other basis as may be mutually agreed upon by the parties hereto (hereinafter called the "Estimated Price") and the amounts invoiced shall be payable as follows:

          (A) Pulp invoiced from the first through the 10th of any month-- remittance on the 10th of the following month;

          (B) Pulp invoiced from the 11th through the 20th of any month-- remittance on the 20th of the following month;

          (C) Pulp invoiced from the 21st through the end of any month-- remittance on the last day of the following month.

          Any Pulp which Pulp Corporation may agree to store, for and at the request of Mead, shall be invoiced on the foregoing basis by the Pulp Corporation in advance of shipment at any time after such Pulp has been so stored for ten days, and the amount payable upon any invoice shall be paid upon the foregoing basis and shall constitute an advance payment (without interest) on account of the price of such Pulp.

          Within thirty days after the end of each Operating Period the actual purchase price for such Operating Period shall be determined as stated in the first sentence of this Subsection (d). If the Estimated Price for Pulp delivered during such Operating Period shall exceed the amount of the actual purchase price for such Pulp, such excess shall be applied by Pulp Corporation against any amount owing by Mead for shipments of Pulp to Mead, but any such excess remaining after the termination of this Agreement shall be refunded by Pulp Corporation to Mead. If the actual purchase price of such Pulp exceeds the Estimated Price for such Pulp, Mead shall, on demand, on or after the tenth day following receipt of notice of such additional charge, pay to Pulp Corporation the excess of such additional charge over the existing credits in its account.

          Section 3. Definitions. The term "year" shall mean calendar year
          ----------------------
beginning January 1 and ending December 31.

          The term "Operating Period" shall mean periods of 13 weeks each, with the first of such periods in any year beginning on January 1, and the last of such periods in any year ending on December 31, extra days being added to one or more periods.

          The term "ton" shall mean two thousand pounds, air-dry weight, including weight of usual packaging material. The pound referred to herein shall mean the pound as defined in the Weights and Measures Act of Canada.

          The term "Pulp" shall mean paper grade bleached, semi-bleached and unbleached sulphate wood pulp.

          The term "force majeure" shall mean any act of God, war, mobilization, strike, lock-out, drought, flood, earth slides, total or partial fire, obstruction of navigation by ice at port of shipment, or loss, damage, or detention at sea or other contingency or cause beyond the control of Mead (or any affiliate specified by Mead pursuant to Section 5 hereof) or Pulp Corporation which interferes with or prevents the manufacture of paper or pulp, respectively, or the shipment, delivery or receipt of Pulp hereunder.

          The term "Cost of Production" shall include all costs, expenses and charges for manufacturing, operating and administering the pulp mill, incurred or accrued under generally accepted accounting principles and, without limiting the generality thereof, shall include interest on Notes-I and Notes-II and all other indebtedness of Pulp Corporation, proper charges for materials, salaries, wages, overhead, supervision, repairs and maintenance, consulting fees, taxes (including, without limitation thereto, income taxes), workmen's compensation, unemployment compensation, and public utilities but shall not include depreciation.

          Section 4. Prepayments by Mead for Pulp and Loans by Northwood.
          --------------------------------------------------------------

     (a) On June 28 and December 29 of each year until all principal and interest of Notes-I and Notes-II have been paid in full, Pulp Corporation shall make a computation of its aggregate cash balance, provided that, in computing any such cash balance there shall be excluded cash allocated on the books of Pulp Corporation for property additions or for the acquisition of timber rights. In the event that such computation shows an aggregate cash balance which is less than the total amount of (i) interest payments due upon any indebtedness of Pulp Corporation on the next succeeding June 30 or December 31, as the case may be, including, without limitation thereto, Notes-I and Notes-II, (ii) $1,250,000, and (iii) the principal payments due on the next succeeding June 30 or December 31, as the case may be, on all indebtedness of Pulp Corporation other than Notes-I and Notes-II (the difference between such aggregate cash balance and such total amount due being hereinafter called the "Cash Deficiency"), Pulp Corporation shall promptly notify Mead and Northwood not later than the close of business on the next succeeding June 29 or December 30, as the case may be. Mead shall thereupon make a prepayment (without interest) to Pulp Corporation upon the purchase price of Pulp to be purchased thereafter hereunder, such prepayment to be equal to one-half of the Cash Deficiency and Northwood shall thereupon make a loan, without interest, to Pulp Corporation equal to one-half of the Cash Deficiency.

          The prepayments of purchase price by Mead pursuant to the foregoing paragraph shall be credited against subsequent purchases of Pulp by Mead from Pulp Corporation and loans by Northwood made pursuant to the foregoing paragraph shall be repaid in cash by Pulp Corporation to Northwood; such crediting against purchases of Pulp by Mead and such repayment of loans to Northwood, if any, shall not be made while there exists a Cost Deficiency on a cumulative basis for all previous Operating Periods less amounts previously paid with respect thereto.

          The term "cash balance" as used in this Subsection (a) shall be deemed to include the market value of any property convertible into cash not later than the second business day after the date upon which a computation is made pursuant to this Subsection (a).

     (b)  In connection with Cost of Production: In the event that the amount
     ------------------------------------------
received by Pulp Corporation up to thirty days after the end of any Operating Period on account of Pulp invoiced during the portion of the year prior to and including such Operating Period is less than the Cost of Production for the portion of the year prior to and including such Operating Period (the difference between such amount received and such Cost of Production being hereinafter called the "Cost Deficiency"), Pulp Corporation shall promptly notify Mead and Northwood. Not later than forty-five days after the end of such Operating Period, Mead shall thereupon make a prepayment (without interest) to Pulp Corporation upon the purchase price of Pulp to be purchased thereafter hereunder, such prepayment to be equal to one-half of the Cost Deficiency less amounts previously paid by it under this Subclause (b) in respect of such year, and Northwood shall thereupon make a loan, without interest, to Pulp Corporation equal to one-half of the Cost Deficiency less amounts previously paid by it under this Subclause (b) in respect of such year.

          Prepayments of purchase price by Mead pursuant to the foregoing paragraph shall be credited against subsequent purchases of Pulp by Mead, and loans by Northwood made pursuant to the foregoing paragraph shall be repaid in cash by Pulp Corporation to Northwood, such crediting against purchases of Pulp by Mead from Pulp Corporation and such repayments by Pulp Corporation to Northwood to be in equal amounts from time to time; provided that no such crediting against purchases of Pulp by Mead nor repayment of loans to Northwood shall be made at any time when there exists a Cost Deficiency on a cumulative basis for all previous Operating Periods less amounts previously paid with respect thereto.

          Section 5. Affiliates of Mead.
          -----------------------------

          (A) Mead may, at any time require that Pulp purchased hereunder by Mead be shipped to and paid for directly by any affiliated corporation specified by Mead (by prior notice in writing to Pulp Corporation) for use by them and not for the purpose of resale. The term "affiliated corporation" means any corporation of which Mead owns beneficially, directly or indirectly, stock possessing at least 20% of the combined voting power of all classes of stock entitled to vote in the election of directors.

          (B) Providing, nevertheless, that, notwithstanding the provisions of Paragraph (A) of this Section 5, no Pulp shall be purchased hereunder for any such specified affiliated corporation in the case where Mead owns beneficially, directly or indirectly, stock possessing less than 45% of the combined voting power of all classes of stock entitled to vote in the election of directors, without the consent of a majority of the directors of Pulp Corporation.

          (C) If any affiliated corporation shall default in payment of the purchase price due with respect to any shipment, Mead shall forthwith pay the same upon notice from Pulp Corporation.

          (D) For purposes of illustrating the meaning of this section, it is understood and agreed that if Mead owns 60% of the combined voting power of all classes of voting stock of Company A, which, in turn, owns 45% of the combined voting power of all classes of the voting stock of Company B, Mead is deemed to own 27% of Company B.

          Section 6. Covenant of Noranda. In consideration of Pulp Corporation
          ------------------------------
and Mead entering into this Agreement, Noranda does hereby guarantee unto Pulp Corporation and Mead the full and complete performance and observance by Northwood of each and every covenant and agreement of Northwood herein contained.

          Section 7. Notices. For the purposes of this Agreement, unless either
          ------------------
party notifies the other in writing to the contrary, all notices and communications shall be addressed, in the case of Mead, to Mead at 118 West First Street, Dayton, Ohio 45402, in the case of Northwood, to Northwood at 44 King Street, West, Toronto 1, Ontario, Canada, in the case of Noranda to Noranda at 44 King Street, West, Toronto 1, Ontario, Canada, and in the case of Pulp Corporation to it at Prince George, British Columbia. Any notice or communication required under the provisions of this Agreement shall be deemed to have been given when deposited in the United States or Canadian mail, postage prepaid, and registered, addressed in accordance with the preceding sentence to the party or parties to whom such notice or communication is being given.

          Section 8. Nonassignability. This Agreement shall not be assignable in
          ---------------------------
whole or in part by any party but the provisions hereof shall be binding upon the successors of the parties hereto, provided that upon the consolidation, amalgamation or merger of any party with or into another company or corporation by the transfer of such party's undertaking and by the transfer of such party's assets as an entirety or substantially as an entirety to, or the vesting of the same in, such other company or corporation or in the company or corporation resulting from such amalgamation (herein called a "successor company") such successor company shall contemporaneously with, or substantially contemporaneously with, any such transfer or vesting, enter into and execute an agreement with the other parties hereto or their successors to observe and perform all the obligations of the first mentioned party under this Agreement as fully and completely as if such successor company had itself executed this Agreement and had expressly agreed herein to observe and perform the same and thereupon this Agreement shall be read as if such successor company were named herein in the place of such first mentioned party. Any transfer or assignment of this Agreement by either party contrary to the provisions hereof shall have no effect upon the rights of the parties hereto.

          Section 9. Governing Law. This Agreement shall be governed by and
          ------------------------
construed in accordance with the laws of the Province of British Columbia.

          Section 10. Arbitration. Any matter of interpretation, application or
          -----------------------
effect of and any controversy or controversies arising under, or in connection with the performance of this Agreement, which the parties hereto cannot resolve by mutual agreement, shall be submitted to the decision of a competent person to be agreed upon by Mead and Northwood as arbitrator, in accordance with the Arbitration Act of the Province of British Columbia, and his decision thereupon shall be final. In case of failure to agree upon such arbitrator, Mead shall name one arbitrator, and Northwood shall name one arbitrator, and such two arbitrators shall forthwith select a third arbitrator; provided, that if such two arbitrators fail to select a third arbitrator within ten days after the demand for such arbitration, the third arbitrator shall be appointed by application made by either Mead or Ncrthwood to the Chief Judge of the United States Court of Appeals for the Sixth Circuit. The arbitrators so selected shall proceed promptly to investigate the controversy in question in accordance with the Arbitration Act of the Province of British Columbia, and a decision of any two of the three arbitrators shall be binding and Conclusive upon the parties hereto; PROVIDED that the cost of arbitration shall be divided equally between Mead and Northwood. Nothing in this Section shall derogate from the right of Mead to refrain from requisitioning Pulp under this Agreement.

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

                                             THE MEAD CORPORATION



                                             By
                                                ------------------------
                                                       President


ATTEST:



------------------------
       Secretary

The Common Seal of           )
NORTHWOOD PULP LIMITED       )
was hereunto affixed in      )
the presence of:             )
                             )
                             )
                             )
--------------------------   )
                             )
                             )
--------------------------   )



                                        NORANDA MINES, LIMITED

                                        By
                                          -------------------------------

                                        And
                                           ------------------------------



The Common Seal of           )
NORTHWOOD MILLS LTD.         )
was hereunto affixed in      )
the presence of:             )
                             )
                             )
                             )
--------------------------   )
                             )
                             )
--------------------------   )

                 THIS IS EXHIBIT "F" TO THE AGREEMENT BETWEEN
                   NORTHWOOD MILLS LTD., CANAMEAD, INC., THE
                      MEAD CORPORATION AND NORANDA MINES,
                       LIMITED, MADE AS OF THE 24TH DAY
                                OF APRIL, 1964

                                PULP AGREEMENT
                                --------------

          THIS AGREEMENT dated ________________________ among Northwood Pulp Limited, a corporation Organized and existing under the laws of the Province of British Columbia (hereinafter referred to as "Pulp Corporation"), _____________ _____________, a corporation organized and existing under the laws of the Province of British Columbia (hereinafter referred to as "Canadian-Mead"), The Mead Corporation, a corporation organized and existing under the laws of the State of Ohio (hereinafter referred to as "Mead" or "Purchaser"), Northwood Mills Ltd., a corporation organized and existing under the laws of the Province of British Columbia (hereinafter referred to as "Northwood" or "Purchaser"), and Noranda Mines, Limited, a corporation organized and existing under the laws of the Province of Ontario (hereinafter referred to as "Noranda"),

                             W I T N E S S E T H:
                             - - - - - - - - - -

          WHEREAS, a wholly-owned subsidiary of Mead owns 50%, and Northwood owns 50% of the outstanding capital stock of Pulp Corporation, which operates a sulphate pulp mill near Prince George, British Columbia;

          WHEREAS, Mead owns all of the issued and outstanding capital stock of Canadian-Mead; and

          WHEREAS, Noranda owns all of the issued and outstanding capital stock of Northwood;

          NOW, THEREFORE, it is mutually agreed as follows:

I.        DEFINITIONS:
          -----------

          A. The term "Operating Period" shall mean periods of 13 weeks each with the first of such periods in any year beginning on January 1 and the last of such periods in any year ending on December 31, extra days to be included in such Operating Period or Periods as may be agreed upon from time to time by the parties hereto.

          B. The term "Production Cost" shall mean with respect to each ton produced the total of that portion of each of the following items applicable thereto under generally accepted accounting practices:

          All costs, expenses and charges of manufacturing and operating (without reduction by any income not normally connected with manufacturing operations), such costs, expenses and charges to include, without limiting the generality of the foregoing, accruing interest on and amortization of premium and expense with respect to bonds, notes and all other indebtedness, proper charges for overhead, supervision, repairs maintenance, depletion and depreciation, taxes (except taxes on or measured by income) and workmen's compensation, unemployment, fire and other insurance of all kinds, and in addition a per diem charge for each day (excluding days when the mill is shut down, but such exclusion shall not exceed a total of 40 days in any year) in the amount of $1 or such other amount as may be agreed upon by the parties to this Agreement.

          C. The term "year" shall mean the calendar year beginning January 1 and ending December 31.

II.       PURCHASE OF ENTIRE OUTPUT OF THE PULP MILL BY CANADIAN-MEAD AND
          ---------------------------------------------------------------
          NORTHWOOD
          ---------

          A. Pulp Corporation hereby agrees to sell, during the term of this Agreement, the entire annual output of its sulphate pulp mill (hereinafter called the "mill") to Canadian-Mead and Northwood, each of whom agrees to purchase and accept such entire output during one-half of each year and during one-half of the period between the termination date of this Agreement and the end of the last year preceding such date, and it is hereby agreed that each Purchaser shall be entitled to the production of the mill during one-half of each year and during one-half of said period on such basis and method of apportionment as may be agreed upon by the two Purchasers; and Pulp Corporation, immediately upon receipt by it of written advice from the two Purchasers specifying the basis and method of apportionment, shall allocate the production of the mill accordingly.

In the absence of such agreement or upon notice in writing by either Purchaser to Pulp Corporation that the basis or method of apportionment theretofore agreed upon is not satisfactory to such Purchaser, each Purchaser will thereupon become entitled to the production of the mill during alternate periods of four consecutive calendar weeks, the first of such periods to be allocated by Pulp Corporation by lot, unless one Purchaser has theretofore received such production during less than one-half of the time, in which event such Purchaser shall automatically be entitled to the production of the mill during the first period of four calendar weeks thereafter.

          B. Northwood and Canadian-Mead shall for the term of this Agreement have equal right to use by license (or similar terms) or otherwise of any trademark or trade name held or enjoyed by Pulp Corporation at any time during the term of this Agreement.

III.      DELIVERY AND PAYMENT:
          --------------------

          A. Pulp shall be invoiced by Pulp Corporation to each Purchaser at the time of shipment at the estimated Production Cost as herein defined on the basis of Pulp Corporation's budget in effect on the date of such invoice, or on such other basis as may be mutually agreed upon by the Pulp Corporation and Purchasers and the amounts invoiced shall be payable on demand on or after the tenth day following such date, provided that any pulp stored by Pulp Corporation for and at the request of a Purchaser may be invoiced on the foregoing basis to such Purchaser by Pulp Corporation in advance of shipment at any time after such pulp has been so stored for ten days; and the amount paid upon any invoice shall constitute an advance payment of the price, or on account of the price, of such pulp. Each Purchaser shall be credited with all amounts so paid, and within ten days after the end of each Operating Period shall be charged with actual Production Cost of all pulp delivered to it during such Operating Period. If the amounts paid by a Purchaser for pulp delivered to it during any Operating Period shall exceed the amount of the charge for such pulp on the basis of actual Production Cost, such excess shall be applied by Pulp Corporation against future shipments of pulp to such Purchaser, but any such excess remaining after the termination of this Agreement shall be refunded by Pulp Corporation to such Purchaser. If at any time the amount of the charge on the basis of actual Production Cost exceeds the amount credited to either Purchaser, such Purchaser shall on demand on or after the tenth day following receipt of notice of such charge pay to Pulp Corporation the excess of such charge over then existing credits on its account.

     B. All items of cost specified in Paragraph I B and the daily charge as specified therein, accruing during any shut-down of the mill shall be paid by the Purchasers as follows:

          (1) By the purchaser at whose request or through whose fault (whether by reason of unusual specifications or otherwise) the mill shall be so shut down;

          (2) By both Purchasers equally in the event that such shut-down shall be with the consent, at the request or attributable to the fault of both Purchasers or to the fault of neither;

and in any such case such costs shall be invoiced at intervals of not more than one week, provided that such costs may be used by such Purchaser as a credit against amounts invoiced for deliveries of pulp only by treating such costs as additional cost of pulp shipped previously or subsequently in the same fiscal year.

     C. All deliveries shall be f.o.b. cars at the mill near Prince George, British Columbia.

     D.  All payments shall be made in Canadian funds.

IV.  NOTICES CONCERNING PURCHASES OF PULP:
     ------------------------------------

     A. At least seven days prior to the commencement of each Operating Period, each Purchaser which is entitled to production of the mill during such Period may notify Pulp Corporation in writing of the amount and type of pulp which it will require during such period, and Pulp Corporation shall use its best efforts to meet such requirements, provided they do not conflict with the provisions of Paragraph II hereof. In the absence of such notice, Pulp Corporation may manufacture and deliver to such Purchaser such types and amounts of pulp as may be mutually agreed upon between Pulp Corporation and such Purchaser, and in the absence of such agreement Pulp Corporation may manufacture and deliver to such Purchaser pulp made pursuant to such specifications as were last agreed upon by the Pulp Corporation and the Purchasers.

V.   DISPOSITION OF PULP ON DEFAULT BY EITHER PURCHASER:
     --------------------------------------------------

     A. In the event that either of the Purchasers shall be in default with respect to any payment required under Paragraph III or under this Paragraph and such default shall continue for more than thirty days, then the Pulp Corporation shall not be obligated to make pulp for or deliver pulp to such Purchaser until the end of the Operating Period in which all defaults with respect to payment have been made good. In such case or in case a Purchaser (whether or not it is in default as to payments) fails or refuses to accept any pulp properly allotted to it, the Pulp Corporation shall offer such pulp to the other Purchaser, if it is not then in default. The said Purchaser not so in default may, within ten days after receipt of such offer, agree to take such pulp to the extent it may designate, at the price and according to the terms, conditions and provisions set forth in Paragraph III hereof; and to the extent that such Purchaser does not agree to take such pulp the Pulp Corporation may sell the pulp to any buyer not a party to this Agreement upon such terms and at such prices as it may deem advisable. Any pulp thus taken by said Purchaser not in default or sold pursuant to the foregoing provision shall nevertheless be included in the pulp allotted to the Purchaser in default for the purposes of Paragraph II hereof.

     B. Each Purchaser shall be liable for all payments to which it is committed under this Agreement, notwithstanding that the pulp made during any Operating Period is not delivered to it by reason of the foregoing provisions of this Paragraph V; but the proceeds received from the sale of pulp made for such Purchaser shall be applied in reduction or extinguishment of the amounts payable by such Purchaser with respect thereto.

VI. AUDITS: The accounting records of Pulp Corporation shall be audited annually
    ------
or at shorter periods by independent chartered accountants (who may be the auditors of the accounts of Pulp Corporation) selected and approved by Pulp Corporation, Canadian-Mead and Northwood. Any party hereto may at any time on written notice object to the independent chartered accountants previously selected and approved, and in such case other independent chartered accountants shall be selected by mutual agreement; but any such objection shall become effective only after completion of any audit or other action in charge of such accountants then in progress. Any audit shall be conclusive binding on the Purchasers and Pulp Corporation unless objected to by written notice to the independent chartered accountants within thirty days from the date a copy of such audit was mailed or delivered to the Purchasers and Pulp Corporation.

VII. ARBITRATION: Any matter of interpretation, application or effect of and any
     -----------
controversy or controversies arising under, or in connection with the performance of this Agreement, which the parties hereto cannot resolve by mutual agreement, shall be submitted to the decision of a competent person to be agreed upon by Canadian-Mead and Northwood as arbitrator, in accordance with the Arbitration Act of the Province of British Columbia, and his decision thereupon shall be final. In case of failure to agree upon such arbitrator, Canadian-Mead shall name one arbitrator, and Northwood shall name one arbitrator, and such two arbitrators shall forthwith select a third arbitrator; provided, that if such two arbitrators fail to select a third arbitrator within ten days after the demand for such arbitration, the third arbitrator shall be appointed by application made by either Canadian-Mead or Northwood to the Chief Judge of the United States Court of Appeals for the Sixth Circuit. The arbitrators so selected shall proceed promptly to investigate the controversy in question in accordance with the Arbitration Act of the Province of British Columbia, and a decision of any two of the three arbitrators shall be binding and conclusive upon the parties hereto; PROVIDED that the cost of arbitration shall be divided equally between Canadian-Mead and Northwood.

VIII. DEFAULT IN PAYMENT: In the event that either of the Purchasers shall be in
      ------------------
default with respect to any payment required under Paragraphs III or V hereof and such default shall continue for more than thirty days, the Pulp Corporation may, and upon the written request of the other Purchaser, if such other Purchaser is not then in default, shall notify the Purchaser in default that all rights of such Purchaser under this Agreement shall terminate at the expiration of a further period of thirty days; but said Purchaser in default shall remain liable thereafter during the remainder of the term of this Agreement for all payments which would otherwise have been required under the provisions of this Agreement less all amounts obtained by Pulp Corporation through the sale of pulp made during the Operating Periods which would otherwise have been allotted to such Purchaser in default, provided, however, that if before the expiration of the period specified in such notice all sums in arrears owing by such Purchaser shall be paid in full, this Agreement shall remain in full force and effect.

IX. TERM: This Agreement shall remain in full force and effect for twenty years
    ----
from the date hereof and thereafter if and so long as any funded indebtedness of Pulp Corporation is outstanding. The term "funded indebtedness" as used in this Agreement shall mean any indebtedness of Pulp Corporation under the Loan Agreement with Canadian Imperial Bank of Commerce and the Royal Bank of Canada dated ________________, 1964 and any other indebtedness which, by its terms, or at the option of the debtor, may mature more than twelve months from the date of creation of same and shall include any indebtedness which may be payable out of the proceeds of funded indebtedness (as defined) payable more than twelve months from the date of creation of the original indebtedness pursuant to the terms of such original indebtedness.

X.   PREPAYMENTS FOR PULP:  On June 28 and December 29 of each year until the
     --------------------
principal and interest of all funded indebtedness of Pulp Corporation has been paid in full, Pulp Corporation shall make a computation of its aggregate cash balance at such dates, provided that, in computing any such cash balance there shall be excluded cash allocated on the books of Pulp Corporation for property additions or for the acquisition of timber rights. In the event that such computation shows an aggregate cash balance which is less than the total amount of the interest payments, and principal payments or the sinking fund payments due on such next succeeding June 30 or December 31, as the case may be, on any funded indebtedness of Pulp Corporation then outstanding (the difference between such aggregate cash balance and such total amount due being hereinafter called the "Cash Deficiency"), Pulp Corporation shall promptly notify Canadian-Mead and Northwood not later than the close of business on the next succeeding
June 29 or December 30, as the case may be. Canadian-Mead and Northwood shall thereupon each make a prepayment (without interest) to Pulp Corporation upon the purchase price of Pulp to be purchased thereafter hereunder, such prepayments each to be equal to one-half of the Cash Deficiency.

     Prepayments of purchase price by Canadian-Mead and Northwood pursuant to the foregoing paragraph shall be credited against subsequent purchases of pulp by Canadian-Mead and Northwood from Pulp Corporation; provided that, if at any time an event of default shall occur and be continuing with respect to any funded indebtedness of Pulp Corporation then outstanding, such crediting against purchases of Pulp shall not be made while any principal or interest on such funded indebtedness is due and unpaid.

          As used in this Paragraph X the term "cash balance" shall be deemed to include the market value of any property convertible into cash not later than the second business day after the date upon which a computation is made pursuant thereto.

XI.       COVENANTS OF NORANDA AND MEAD:
          -----------------------------

          A. In consideration of Canadian-Mead and Mead entering into the within agreement, Noranda does hereby guarantee unto Canadian-Mead and Mead the full and complete performance and observation by Northwood of each and every covenant of Northwood herein contained.

          B. In consideration of Northwood and Noranda entering into the within agreements, Mead does hereby guarantee unto Northwood and Noranda the full and complete performance and observation by Canadian-Mead of each and every covenant of Canadian-Mead herein contained.

XII.      NONASSIGNABILITY:  This Agreement shall not be assignable in whole or
          ----------------
in part by any party but the provisions hereof shall be binding upon the successors of the parties hereto, provided that upon the consolidation, amalgamation or merger of any party with or into another company or corporation by the transfer of such party's undertaking and by the transfer of such party's undertaking and assets as an entirety or substantially as an entirety to, or the vesting of the same in, such other company or corporation or in the company or corporation resulting from such amalgamation (herein called a "successor company") such successor company shall contemporaneously with, or substantially contemporaneously with, any such transfer or vesting, enter into and execute an agreement with the other parties hereto or their successors to observe and perform all the obligations of the first mentioned party under this Agreement as fully and completely as if such successor company had itself executed this Agreement and had expressly agreed herein to observe and perform the same and thereupon this Agreement shall be read as if such successor were named herein in the place of such first mentioned party. Any transfer or assignment of this Agreement by either party contrary to the provisions hereof shall have no effect upon the rights of the parties hereto.

          IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year aforesaid.



The Common Seal of             )
NORTHWOOD PULP LIMITED         )
was hereunto affixed in the    )
presence of:                   )
                               )
                               )
----------------------------   )
                               )
                               )
                               )
----------------------------   )

                                                 THE MEAD CORPORATION

Attest:                                          By
                                                   -----------------------------
                                                       President

-----------------------------
     Secretary


The Common Seal of             )
NORTHWOOD MILLS LTD. was       )
hereunto affixed in the        )
presence of:                   )
                               )
                               )
----------------------------   )
                               )
                               )
                               )
----------------------------   )


                                                 NORANDA MINES, LIMITED

                                                 By
                                                   -----------------------------


                                                 And
                                                    ----------------------------

                    FIRST SUPPLEMENTAL AGREEMENT made as of
                          the 2nd day of July, 1964.

BETWEEN:
          NORTHWOOD MILLS LTD., a company duly incorporated under the laws of
          ---------------------
          the Province of British Columbia, Canada, having an office at the City of Vancouver, Province aforesaid,

          (hereinafter called "Northwood")

                                                              OF THE FIRST PART
AND:
          CANAMEAD, INC., a company duly incorporated under the laws of the
          ---------------
          State of Ohio, one of the United States of America, having an office at the City of Dayton, State aforesaid,

          (hereinafter called "Canamead")

                                                              OF THE SECOND PART

AND:      THE MEAD CORPORATION, a company duly incorporated under the laws of
          ---------------------
          the State of Ohio, one of the United States of America, having an office at the City of Dayton, State aforesaid,

          (hereinafter called "Mead")

                                                              OF THE THIRD PART

AND:
          NORANDA MINES, LIMITED, a Company duly incorporated under the laws of
          -----------------------
          the Province of Ontario, Canada, having an office at the City of Toronto, Province aforesaid,

          (hereinafter called "Noranda")

                                                              OF THE FOURTH PART

WHEREAS:

(A) The Parties hereto have heretofore entered into an agreement made as of the 24th day of April, 1964, (hereinafter called the "Basic Agreement") providing inter alia for the construction and operation of a pulp mill having an initial daily rated capacity of five hundred (500) tons of paper grade bleached, semi-bleached and unbleached sulphate wood pulp, and for the sale and purchase of said wood pulp.

(B) The Parties hereto have now agreed that the initial daily rated capacity of the said pulp mill shall be six hundred and twenty-five (625) tons of paper grade bleached, semi-bleached and unbleached sulphate wood pulp.

(C) Northwood has negotiated for and has obtained a Pulpwood Harvesting Licence (as defined in the said Basic Agreement) in the form attached hereto and marked Schedule "A" hereto.

(D) The Parties hereto have agreed that the said Basic Agreement and Exhibits thereto shall be amended and modified as hereinafter set forth.

          NOW THEREFORE THIS AGREEMENT WITNESSETH that in consideration of the mutual covenants herein contained, the Parties hereto do hereby agree as follows:

1. That Recital A of the Basic Agreement shall be and is hereby amended by deleting the words "five hundred" and the figures "(500)" in the eleventh and twelfth lines thereof and substituting therefor respectively the words "six hundred and twenty-five" and the figures "(625)".

2. Northwood and Canamead hereby agree that the form of the said Pulpwood Harvesting Licence attached hereto as Schedule "A" and the area to which the same relates are mutually satisfactory.

3. That the fact that the said Pulpwood Harvesting Licence will be granted in the initial instance to the Pulp Corporation shall be and is hereby deemed to be the assignment thereof required under Clause 2 of the Basic Agreement.

4. That paragraph (c) of Clause 3 of the Basic Agreement shall be and is hereby amended by deleting the whole of the said paragraph (c) and substituting therefor the following:

     "(c) Northwood hereby agrees to subscribe for 4,000,000 Class A ordinary shares and Canamead hereby agrees to subscribe for 4,000,000 Class B ordinary shares of the authorized capital of the Pulp Corporation at the par value thereof forthwith upon the incorporation thereof and each of Northwood and Canamead hereby agrees to purchase one-half of $10,800,000 (U.S. funds) in principal amount of, and one-half of such additional amount (in U.S. funds) as may be agreed upon by Northwood, Canamead and the Pulp Corporation in principal amount of 5% debentures of the Pulp Corporation at the principal amount thereof, provided always that such shares and debentures thus subscribed for or agreed to be purchased shall be paid for in cash by Northwood and Canamead in equal portions in such amounts and at such times as the directors of the Pulp Corporation shall determine. For all purposes of this paragraph Canadian Funds shall be deemed to be convertible into U.S. funds at the rate of 92-1/2%."

5. That Clause 4 of the Basic Agreement shall be and is hereby amended by deleting the words "General Manager of Pulp Corporation" wherever the same occur and substituting therefor in each case the words Vice-President and General Manager of Pulp Corporation."

6. That sub-paragraphs (i) to (v) of paragraph (a) of Clause 4 of the Basic Agreement shall be and is hereby amended by deleting the whole of the said sub-paragraphs (i) to (v) of paragraph (a) of Clause 4 and substituting therefor the following:

          "(i) Subject as hereinafter provided in sub-paragraph (iii) hereof, the number of directors of the Pulp Corporation shall be ten, of which five persons (one of which to be a resident of the Province of British Columbia as required by law) selected by Northwood (hereinafter called the "Northwood Directors") and five persons selected by Canamead (hereinafter called the "Canamead Directors") shall be elected directors of the Pulp Corporation at every meeting of the Pulp Corporation held for the purpose of electing the Board of ten directors.

               Subject as hereinafter provided in sub-paragraph (iii) hereof, the number of directors of each of Upper Fraser and Sinclair shall be four, of which two persons (one of which to be a resident of the Province of British Columbia as required by law) selected by Northwood (hereinafter called the "Northwood Directors") and two persons selected by Canamead (hereinafter called the

"Canamead Directors") shall be elected directors of Upper Fraser and Sinclair respectively at every meeting of Upper Fraser and Sinclair respectively held for the purpose of electing the Board of four directors.

     (ii) In the event of the resignation, death, disqualification or removal of any of the aforesaid directors, the parties hereto shall elect or cause to be elected or appointed a person selected by Northwood in the case of the resignation, death, disqualification or removal of a Northwood Director or a person selected by Canamead in the case of the resignation, death, disqualification or removal of a Canamead Director. A director may be removed before the expiration of his period of office by the party who elected or appointed such director.

     (iii) In the event the number of Directors of the Pulp Corporation is increased to eleven as provided in the Articles of Association attached hereto as Exhibit "B", the said eleventh director shall be elected or appointed on the joint nomination of Canamead and Northwood. Provided that in the event Canamead and Northwood do not within ten days of such increase agree in writing on a person to be appointed as the eleventh director, then and in that event the eleventh director shall be determined by arbitration in accordance with Clause 17 hereof, and on the identity of the said eleventh director being so determined he shall be appointed forthwith to the Board of Directors of the Pulp Corporation.

     In the event the number of Directors of Upper Fraser or Sinclair is increased to five, as provided in the Articles of Association of Upper Fraser or Sinclair, the said fifth director shall be elected or appointed on the joint nomination of Canamead and Northwood. Provided that in the event Canamead and Northwood do not within ten days of such increase agree in writing on a person to be appointed as the fifth director, then and in that event the fifth director shall be determined by arbitration in accordance with Clause 17 hereof, and on the identity of the said fifth director being so determined he shall be appointed forthwith to the Board of Directors of each of Upper Fraser and Sinclair.

                   (iv) At all times when there are not more than ten directors in office, no action shall be taken at any meeting of the Board of Directors of the Pulp Corporation, except with the affirmative vote of a majority of the Northwood Directors present in person or by alternate and a majority of the Canamead Directors present in person or by alternate.

                   At all times when there are not more than four directors in office, no action shall be taken at any meeting of the Board of Directors of Upper Fraser or Sinclair, respectively, except with the affirmative vote of a majority of the Northwood Directors present in person or by alternate and a majority of the Canamead Directors present in person or by alternate.

                   (v) The quorum necessary for the transaction of the business of the Directors of the Pulp Corporation shall be six Directors present in person or by alternate.

                   The quorum necessary for the transaction of the business of the Directors of Upper Fraser or Sinclair shall be three directors present in person or by alternate.

7. That paragraph (a) of Clause 5 of the Basic Agreement shall be and is hereby amended by deleting the figures "$45,000,000" in the fourth line thereof and substituting thereof the figures "$70,000,000."

8. That paragraph (a) of Clause 14 of the Basic Agreement shall be and is hereby amended by deleting the words and figures "November 1, 1964" in the fourth line thereof and substituting therefor the words and figures "April 15, 1965".

9. That paragraph (b) of Clause 14 of the Basic Agreement shall be and is hereby amended by deleting the figures "$50,000,000" in the fifth line thereof and substituting therefor the figures "$56,500,000".

10. Northwood and Canamead hereby agree that they shall cause Exhibit "B" to the Basic Agreement and the Articles of Association of the Pulp Corporation to be amended as follows:

     (A) Article 52 (b) - by deleting the words "General Manager" and substituting therefor the words "Vice-President and General Manager."

     (B) Article 53 (d) - by deleting the words "General Manager" wherever the same occur and substituting therefor the words "Vice-President and General Manager" in each case.

11. That the recital of Exhibit "C" to the Basic Agreement shall be and is hereby amended by deleting the words "five hundred" and the figures "(500)" therefrom and substituting therefor the words "six hundred and twenty-five" and the figures "(625)".

12. That the fourth recital of Exhibit "E" to the Basic Agreement shall be and is hereby amended by deleting the words "five hundred" therefrom and substituting therefor the words "six hundred and twenty-five".

13. That the fifth recital of Exhibit "E" to the Basic Agreement shall be and is hereby amended by deleting the figures "$25,000,000", in the second line thereof and substituting therefor the figures "$31,300,000", and that the said recital shall be and is further amended by deleting the figures "$10,000,000" in the third line thereof and substituting therefor the figures "$11,000,000."

14. That paragraph (a) of Section 4 of Exhibit "E" to the Basic Agreement shall be and is hereby amended by deleting therefrom the figures "$1,250,000" in the eleventh line thereof and substituting therefor the figures "$1,565,000."

15. If any provision or clause of this Agreement is held invalid for any reason or for any purpose, such invalidity shall not effect other provisions or clauses of this Agreement which can be given effect without the invalid provision or clause and to this end the provisions or clauses of this Agreement are declared to be severable.

16. This Agreement shall be construed in accordance with the laws of the Province of British Columbia.

17. The Parties hereto do hereby jointly and severally confirm each and every covenant and provision of the Basic Agreement and all the Exhibits thereto, except to the extent the same have been specifically modified or amended hereby.

18. This Agreement shall be binding upon and enure to the benefit of the Parties hereto, their respective successors and permitted assigns as the case may be.

     IN WITNESS WHEREOF the Parties have caused their seals to be affixed in the presence of their respective proper officers duly authorized in that behalf as of the day and in the year first above written.

The Common Seal of NORTHWOOD
MILLS LTD. was hereunto affixed
in the presence of:

/s/ Adam H. Zimmerman
--------------------------------
           Director

/s/ J. O. Hinds
--------------------------------
           Director


                                              NORANDA MINES, LIMITED

                                              By /s/ R. V. Porritt
                                                -------------------------------
                                                      President

                                                /s/ R. C. Ashenhurst
                                                -------------------------------
                                                      Secretary



                                              CANAMEAD, INC.

                                              By /s/ Geo. H. Pringle
                                                -------------------------------
                                                         President


Attest

 /s/ Albert H. Sealy, Jr.
--------------------------
  Assistant Secretary


Attest                                        THE MEAD CORPORATION

 /s/ Albert H. Sealy, Jr.                     By /s/ Geo. H. Pringle
--------------------------                      ----------------------------
        Secretary                                       President

SECOND SUPPLEMENTAL AGREEMENT made as of the 5th day of April, 1965.

BETWEEN:

           NORTHWOOD MILLS LTD., a company duly
           ---------------------
           incorporated under the laws of the
           Province of British Columbia, Canada,
           having an office at the City of
           Vancouver, Province aforesaid,

           (hereinafter called "Northwood")

                                      OF THE FIRST PART

AND:

           FOREST KRAFT COMPANY, a company duly
           ---------------------
           incorporated under the laws of the
           State of Delaware, one of the United
           States of America, having an office at
           the City of Wilmington, State aforesaid,

           (hereinafter called "Forest Kraft")

                                      OF THE SECOND PART

AND:

           THE MEAD CORPORATION, a company duly
           ---------------------
           incorporated under the laws of the State of Ohio, one of the United States of America, having an office at the City of Dayton, State aforesaid,

           (hereinafter called "Mead")

                                      OF THE THIRD PART

AND:

           NORANDA MINES LIMITED, a company duly
           ----------------------
           incorporated under the laws of the Province of Ontario, Canada, having an office at the City of Toronto, Province aforesaid,

           (hereinafter called "Noranda")

                                      OF THE FOURTH PART

W H E R E A S :

A. Canamead, Inc. a company duly incorporated under the laws of the State of Ohio, one of the United States of America (hereinafter called "Canamead" entered into an Agreement dated as of the 24th day of April, 1964, with Northwood, Mead and Noranda (hereinafter referred to as the "Basic Agreement") providing for, inter alia, the incorporation of a company with the name of Northwood Pulp Limited to construct and operate a pulp mill having an initial daily rated capacity of five hundred (500) tons of paper grade bleached, semi-bleached and unbleached sulphate wood pulp, and

B. Canamead, Northwood, Mead and Noranda have entered into an Agreement made as of the 2nd day of July, 1964 (hereinafter referred to as the "First Supplemental Agreement") providing for, inter alia, an increase in the aforesaid initial daily rated capacity to six hundred and twenty-five (625) tons of paper grade bleached, semi-bleached and unbleached sulphate wood pulp, and

C. The said Northwood Pulp Limited was duly incorporated under the laws of the Province of British Columbia, Canada, and is proceeding to construct the said pulp mill near the City of Prince George, Province of British Columbia, Canada, pursuant to the said Basic Agreement and the First Supplemental Agreement, and

D. On the 5th day of April, 1965, Canamead pursuant to the laws of the States of Ohio and Delaware was duly merged into Forest Kraft, and Forest Kraft has thereby succeeded to all the rights and privileges of Canamead under the said Basic Agreement and First Supplemental Agreement and to all the shares held by Canamead in the capital stock of Northwood Pulp Limited and all debentures of Northwood Pulp Limited held by Canamead, and has assumed all the covenants, promises, responsibilities and obligations of Canamead pursuant to the said Basic Agreement, the First Supplemental Agreement and as a member or shareholder of Northwood Pulp Limited.

E. Forest Kraft is a wholly owned subsidiary of Mead.

     NOW THEREFORE THIS INDENTURE WITNESSETH that in consideration of the mutual covenants herein contained the Parties hereto do hereby agree as follows:

1. Forest Kraft and Mead do hereby, jointly and severally, represent and warrant unto Northwood and Noranda that each and every of the facts set out in Recitals D and E hereof are true and accurate.

2. Forest Kraft doth hereby undertake and assume each and every covenant, promise, responsibility and obligation of Canamead pursuant to the said Basic Agreement, the First Supplemental Agreement and as a member or shareholder of Northwood Pulp Limited.

3. Northwood, Mead and Noranda do hereby acknowledge and declare that Forest Kraft is a "Successor Corporation" to Canamead within the meaning of Clause 7(a) of the said Basic Agreement and is therefore entitled to all of the rights and benefits of Canamead under the said Basic Agreement and the First Supplemental Agreement and shall be substituted in the place of Canamead under all provisions of the said Basic Agreement and the First Supplemental Agreement.

4. Mead doth hereby guarantee unto Northwood and Noranda the full and complete performance and observance by Forest Kraft of each and every covenant of Forest Kraft herein contained and each and every covenant, promise, responsibility and obligation of Forest Kraft under and pursuant to the said Basic Agreement, the First Supplemental Agreement and as a member or shareholder of Northwood Pulp Limited.

5. The Parties hereto do hereby jointly and severally confirm each and every covenant and provision of the Basic Agreement and the First Supplemental Agreement except to the extent the same have been specifically modified or amended hereby.

6. The Parties hereto agree that this Agreement shall be interpreted and construed in accordance with the laws of the Province of British Columbia.

7. This Agreement shall be binding upon and enure to the benefit of the Parties hereto, their respective successors and permitted assigns, as the case may be.

        IN WITNESS WHEREOF the Parties have caused their seals to be affixed in the presence of their respective proper officers duly authorized in that behalf as of the day and in the year first above written.


The Common Seal of NORTHWOOD MILLS
LTD. was hereunto affixed in the
presence of:


/s/ Alfred Powers
---------------------------------
           Director


/s/ Adam H. Zimmerman
---------------------------------
           Director

                                               NORANDA MINES LIMITED


                                               By /s/ R.V. Porritt
                                                  -------------------
                                                      President

                                                  /s/ R.C. Ashenhurst
                                                  -------------------
                                                      Secretary



                                               FOREST KRAFT COMPANY



Attest                                         By /s/ Geo. H. Pringle
                                                  -------------------
                                                      President
/s/ W. Walker Lewis, Jr.
------------------------
    Secretary
                                               THE MEAD CORPORATION

Attest

/s/ Albert H. Sealy, Jr.                       By /s/ Geo. H. Pringle
------------------------                          -------------------
    Secretary                                         President

DATED                           April 5, 1965.

--------------------------------------------------------------------------------


BETWEEN:

                             NORTHWOOD MILLS LTD.

                             FOREST KRAFT COMPANY

                             THE MEAD CORPORATION

                             NORANDA MINES LIMITED




--------------------------------------------------------------------------------


                         SECOND SUPPLEMENTAL AGREEMENT


--------------------------------------------------------------------------------







Messrs. Bourne, Lyall, Shier, Davenport
     & Spencer
Barristers and Solicitors
309 - 675 West Hastings Street
Vancouver 2, B.C.

                     THIRD SUPPLEMENTAL AGREEMENT made as of the 15th day of March, A.D. 1966.


BETWEEN:

                     NORTHWOOD MILLS LTD., a Company duly
                     ---------------------
                     incorporated under the laws of the
                     Province of British Columbia, Canada,
                     having an office at the City of
                     Vancouver, Province aforesaid,

                     (hereinafter called "NORTHWOOD")

                                                            OF THE FIRST PART

A N D :

                     FOREST KRAFT COMPANY, a Company duly
                     ---------------------
                     incorporated under the laws of the
                     State of Delaware, one of the United
                     States of America, having an office
                     at the City of Dayton, State of Ohio,
                     one of the United States of America,

                     (hereinafter called "FOREST KRAFT")

                                                            OF THE SECOND PART

A N D :


                     THE MEAD CORPORATION, a Company duly
                     ---------------------
                     incorporated under the laws of the
                     State of Ohio, one of the United States
                     of America, having an office at the
                     City of Dayton, State aforesaid,

                     (hereinafter called "MEAD")

                                                            OF THE THIRD PART

A N D :


                     NORANDA MINES LIMITED, a Company duly
                     ----------------------
                     incorporated under the laws of the
                     Province of Ontario, Canada, having
                     an office at the City of Toronto,
                     Province aforesaid,

                     (hereinafter called "NORANDA")

                                                            OF THE FOURTH PART


A N D :


                     NORTHWOOD PULP LIMITED, a Company duly
                     -----------------------
                     incorporated under the laws of the
                     Province of British Columbia, Canada,
                     having an office at the City of Prince
                     George, Province aforesaid,


                     (hereinafter called "PULP CORPORATION")

                                                            OF THE FIFTH PART

WHEREAS:

A. Canamead, Inc., a Company duly incorporated under the laws of the State of Ohio, one of the United States of America (hereinafter called "Canamead") entered into an Agreement dated as of the 24th day of April, 1964, with Northwood, Mead and Noranda (hereinafter referred to as the "Basic Agreement") providing for, inter alia, the incorporation of Pulp Corporation to construct and operate a pulp mill having an initial daily rated capacity of five hundred (500) tons of paper grade bleached, semi-bleached and unbleached sulphate wood pulp, and

B. Canamead, Northwood, Mead and Noranda have entered into an Agreement made as of the 2nd day of July, 1964 (hereinafter referred to as the "First Supplemental Agreement") providing for, inter alia, an increase in the aforesaid initial daily rated capacity to six hundred and twenty-five (625) tons of paper grade bleached, semi-bleached and unbleached sulphate wood pulp, and

C. Northwood, Forest Kraft, Mead and Noranda have entered into an Agreement made as of the 5th day of April, 1965 (hereinafter referred to as the "Second Supplemental Agreement") providing for, inter alia, the succession by Forest Kraft to all the rights and privileges of Canamead under the said Basic Agreement and the First Supplemental Agreement.

D. Pulp Corporation, Upper Fraser Spruce Mills Limited, Sinclair Spruce Lumber Company Limited and Northwood have entered into an Agreement dated as of October 31, 1964 (hereinafter called the "Lumber Sales Agreement") in the form of the Agreement attached to the said Basic Agreement as Exhibit "D".

E. Subsequent to the 31st day of October, 1964, Pulp Corporation has acquired either directly or indirectly all the beneficial interest in the issued outstanding capital stock of:

               Fichtner Lumber Co. Ltd.,
               Hansard Lumber Co. Ltd.,
               Fichtner Rentals Ltd.,
               Church Sawmills Ltd.,
               Eagle Lake Sawmills Ltd.,
               Penny Forest Products Ltd.,
               Giscome Water Works Ltd.,
               Shelley Development Ltd.

     (all of which being hereafter called the "Other Sawmill Companies") which said Other Sawmill Companies, or some of them, now do or will in the future operate sawmills.

F.   Pulp Corporation, Mead, Northwood and Noranda, have entered into an

     Agreement dated as of April 1, 1965 (hereafter called the "Pulp Purchase Agreement") in the form of the agreement attached to the said Basic Agreement as Exhibit "E".

G. The Parties hereto have agreed that the said Basic Agreement and the exhibits thereto, as amended by the First Supplemental Agreement, and Second Supplemental Agreement, and the said Lumber Sales Agreement, and the said Pulp Purchase Agreement shall be amended and modified as hereinafter set forth.

               NOW THEREFORE THIS AGREEMENT WITNESSETH that in consideration of the mutual covenants herein contained the Parties hereto do hereby agree as follows:

1. That Northwood and Forest Kraft do each purchase from Pulp Corporation additional 5% subordinated debentures to be issued by Pulp Corporation in the principal amount of $1,100,000.00 (U.S. Funds) at par pursuant to the provisions of Paragraph (C) of Clause 3 of the said Basic Agreement as amended by Clause 4 of the First Supplemental Agreement.

2. The Parties hereto agree that Pulp Corporation, the Other Sawmill Companies and Northwood shall forthwith on the execution of the within Agreement execute and deliver an agreement in the same form, mutatis mutandis, as that attached to the said Basic Agreement as Exhibit "D", which provides for the appointment of Northwood as the exclusive sales agent of the Other Sawmill Companies to sell on the terms and conditions set forth therein the forest products therein described.

3. That the fifth recital of the said Pulp Purchase Agreement shall be and is hereby amended by deleting the entirety of the said fifth recital and substituting the following therefor:

               "Whereas, Pulp Corporation contemplates the execution
               "and delivery of not in excess of $31,300,000.00 (U.S. "Funds) in promissory notes (hereinafter called "Notes-I") "and not in excess of $11,000,000.00 (U.S. Funds) in "promissory notes (hereinafter called the "Notes-II")
               "and not in excess of $3,300,000.00 (U.S. Funds) in "promissory notes (hereinafter called the "Notes-III")

              "to evidence indebtedness incurred under a loan agreement or "agreements with the Canadian Imperial Bank of Commerce and The "Royal Bank of Canada, as amended from time to time (hereinafter "called the "Loan Agreement") for the construction and equipping "of said pulp mill."

4. That Section 1 of the said Pulp Purchase Agreement shall be and is hereby amended by deleting the sixth line of the said Section 1 and substituting therefor the following:

              "or interest on Notes-I, Notes-II and Notes-III shall remain "unpaid."

5. That Section 3 of the said Pulp Purchase Agreement shall be and is hereby amended by deleting therefrom the definition of the words "cost of production" and substituting the following therefor:

              "the term "cost of production" shall include all costs, expenses "and charges for manufacturing, operating and administering the "pulp mill, incurred or accrued under generally accepted "accounting principles and, without limiting the generality "thereof, shall include interest on Notes-I, Notes-II and "Notes-III and all other indebtedness of Pulp Corporation, proper "charges for materials, salaries, wages, overhead, supervision, "repairs and maintenance, consulting fees, taxes (including, "without limitation thereto, income taxes), Workmen's "Compensation, Unemployment Compensation, and public utilities but "shall not include depreciation."

6. That the first subparagraph of Paragraph (a) of Section 4 of the said Pulp Purchase Agreement shall be and is hereby amended by deleting in its entirety the whole of the said first subparagraph of Paragraph (a) and substituting the following therefor:

              "On June 28 and December 29 of each year until all principal and "interest of Notes-I, Notes-II and Notes-III, have been paid in "full, Pulp Corporation shall make a computation of its aggregate "cash balance, provided that, in computing any such cash balance "there shall

               "be excluded cash allocated on the books of Pulp Corporation for "property additions or for the acquisition of timber rights. In "the event that such computations show an aggregate cash balance "which is less than the total of

                   "(i) interest payment due upon any indebtedness of
                       "Pulp Corporation on the next succeeding June 30 "or December 31, as the case may be, including, "without limitation thereto, Notes-I, Notes-II "and Notes-III, plus

                  "(ii) $1,565,000.00, plus

                 "(iii) the principal payments due on the next succeeding June
                       "30 or December 31, as the case may be, on all "indebtedness of Pulp Corporation other than Notes-I, "Notes-II and Notes-III,

               "(the difference between such aggregate cash balance and such "total amount due being hereinafter called the "cash "deficiency"), Pulp Corporation shall promptly notify Mead and "Northwood not later than the close of business on the next "succeeding June 29 or December 30, as the case may be. Mead "shall thereupon make a prepayment (without interest) to Pulp "Corporation upon the purchase price of pulp to be purchased "thereafter hereunder, such prepayment to be equal to one-half of "the cash deficiency, and Northwood shall thereupon make a loan, "without interest, to Pulp Corporation equal to one-half of the "cash deficiency."

7. That Exhibit "F" to the said Basic Agreement shall be and is hereby amended by deleting Section IX in its entirety therefrom and substituting the following therefor:

               "IX Term:  This Agreement shall remain in full force and effect
                   -----
               "for twenty years from the date hereof and thereafter if and so "long as any funded indebtedness of Pulp Corporation is "outstanding. The term "funded indebtedness" as used in this "Agreement shall mean any indebtedness of Pulp Corporation under "the Loan Agreement

               "with Canadian Imperial Bank of Commerce and the Royal "Bank of Canada dated July 2, 1964, as amended from time "to time, and any other indebtedness which, by its terms, "or at the option of the debtor, may mature more than "twelve months from the date of creation of same and "shall include indebtedness which may be payable out of "the proceeds of funded indebtedness (as defined) payable "more than twelve months from the date of creation of the "original indebtedness pursuant to the terms of such "original indebtedness."

8. That if any provision or clause of this Agreement is held invalid for any reason or for any purpose, such invalidity shall not affect other provisions or clauses of this Agreement which can be given effect without the invalid provision or clause and to this end the provisions and clauses of this Agreement are declared to be severable.

9. This Agreement shall be construed in accordance with the laws of the Province of British Columbia.

10. The Parties hereto do hereby jointly and severally confirm each and every covenant and provision of the said Basic Agreement and all exhibits thereto, the said First Supplemental Agreement, and the said Second Supplemental Agreement, and the said Pulp Purchase Agreement, except to the extent the same have been specifically modified or amended hereby.

11. This Agreement shall be binding upon and enure to the benefit of the Parties hereto, their respective successors and permitted assigns, as the case may be.

               IN WITNESS WHEREOF the Parties have caused their seals to be affixed in the presence of their respective proper officers duly authorized in that behalf as of the day and year first above written.

The Common Seal of NORTHWOOD MILLS)
LTD. was hereunto affixed in the  )
presence of:                      )
                                  )
                                  )
           Alfred Powis           )
----------------------------------)
             Director             )
                                  )
                                  )
        Adam H. Zimmerman         )
----------------------------------)
             Director             )

ATTEST:                                              FOREST KRAFT COMPANY


Albert H. Sealy, Jr.                               By   Geo. H. Pringle
------------------------                             ---------------------
  Assistant Secretary                                     President




ATTEST:                                              THE MEAD CORPORATION


Albert H. Sealy, Jr.                               By   Geo. H. Pringle
------------------------                             ---------------------
      Secretary                                           President


                                                     NORANDA MINES LIMITED




                                                   By    R. V. Porritt
                                                     ---------------------
                                                            President


                                                   By  R. C. Ashenhurst
                                                     ---------------------
                                                            Secretary


The Common Seal of NORTHWOOD PULP)
LIMITED was hereunto affixed in  )
the presence of:                 )
                                 )
       Adam H. Zimmerman         )
---------------------------------)
           President             )
                                 )
                                 )
        R. C. Ashenhurst         )
---------------------------------)
           Secretary             )

          Fourth Supplemental Agreement made as of the 1st day of February, A.D. 1967.

BETWEEN:

          NORTHWOOD MILLS LTD., a company duly
          --------------------
          incorporated under the laws of the
          Province of British Columbia, Canada,
          having an office at the City of
          Vancouver, Province aforesaid,

          (hereinafter called "Northwood")

                                                      OF THE FIRST PART

AND:

          FOREST KRAFT COMPANY, a company duly
          --------------------
          incorporated under the laws of the State of Delaware, one of the United States of America, having an office at the City of Dayton, State of Ohio, one of the United
          States of America,

          (hereinafter called "Forest Kraft")

                                                      OF THE SECOND PART

AND:

          THE MEAD CORPORATION, a company duly
          --------------------
          incorporated under the laws of the State of Ohio, one of the United States of America, having an office at the City of Dayton, State aforesaid,

          (hereinafter called "Mead")

                                                      OF THE THIRD PART

AND:

          NORANDA MINES LIMITED, a company duly
          ---------------------
          incorporated under the laws of the Province of Ontario, Canada, having an office at the City of Toronto, Province aforesaid,

          (hereinafter called "Noranda")

                                                      OF THE FOURTH PART

AND:

          NORTHWOOD PULP LIMITED, a company duly
          ----------------------
          incorporated under the laws of the
          Province of British Columbia, Canada,
          having an office at the City of Prince
          George, Province aforesaid,

          (hereinafter called "Pulp Corporation")

                                                      OF THE FIFTH PART

W H E R E A S :

A. Canamead, Inc., a company duly incorporated under the laws of the State of Ohio, one of the United States of America (hereinafter called "Canamead") entered into an Agreement dated as of the 24th day of April, 1964 with Northwood, Mead and Noranada (hereinafter referred to as the "Basic Agreement") providing for, inter alia, the incorporation of "Pulp Corporation" and for Pulp Corporation to construct and operate a pulp mill having an initial daily rated capacity of five hundred (500) tons of paper grade bleached, semi-bleached and unbleached sulphate wood pulp, and

B. Canamead, Northwood, Mead and Noranda have entered into an Agreement made as of the 2nd day of July, 1964 (hereinafter referred to as the "First Supplemental Agreement") providing for, inter alia, an increase in the aforesaid initial daily rated capacity to six hundred and twenty-five (625) tons of paper grade bleached, semi-bleached and unbleached sulphate wood pulp, and

C. Northwood, Forest Kraft, Mead and Noranda have entered into an Agreement made as of the 5th day of April, 1965 (hereinafter referred to as the "Second Supplemental Agreement") providing for, inter alia, the succession by Forest Kraft to all the rights and privileges of Canamead under the said Basic Agreement and the First Supplemental Agreement.

D. Northwood, Forest Kraft, Mead, Noranda and Pulp Corporation have entered into an Agreement made as of the 15th day of March, 1966 (hereinafter referred to as the "Third Supplemental Agreement") providing for, inter alia, amendments to the said Basic Agreement and certain other agreements, arising out of additional borrowing by Pulp Corporation, and

E. Subsequent to the 31st day of October, 1964 Pulp Corporation has acquired either directly or indirectly all the beneficial interest in the issued outstanding capital stock of:

               Fichtner Lumber Co. Ltd.
               Hansard Lumber Co. Ltd.
               Fichtner Rentals Ltd.
               Church Sawmills Ltd.
               Eagle Lake Sawmills Ltd.
               Penny Forest Products Ltd.
               Giscome Water Works Ltd.
               Shelley Development Ltd.

     (all of which being hereafter called the "Other Sawmill Companies") which said Other Sawmill Companies, or some of them, now do or will in the future operate sawmills, and

F. The Parties hereto have agreed that the said Basic Agreement and the Exhibits thereto, as amended by the First Supplemental Agreement, the Second Supplemental Agreement, and the Third Supplemental Agreement, shall be amended and modified as hereinafter set forth;

          NOW THEREFORE THIS AGREEMENT WITNESSETH that in consideration of the mutual covenants herein contained the parties hereto do hereby agree as follows:

1. That Clause 4 of the said Basic Agreement as amended by the said First Supplemental Agreement, be further amended by deleting therefrom Paragraph (b) in its entirety and substituting the following therefor:

     "(b) Northwood and Forest Kraft hereby agree to cause the Directors of the Pulp Corporation and Upper Fraser and Sinclair to jointly constitute by resolution an Operating Committee of nine persons (who may or may not be members of the Board of Directors of the Pulp Corporation or Upper Fraser and/or Sinclair) and that such Operating Committee shall have the following duties, rights and responsibilities in addition to any other rights, duties and responsibilities as may be delegated or designated by any of the said Boards of Directors:

     (i) The said Operating Committee shall be advisory to the officers of the Pulp Corporation and the operating management of the said pulp mill on all matters and questions affecting operations of the Pulp Corporation other than those arising in connection with the usual and normal day to day conduct of its business or in connection with matters and questions upon which action or decision has been taken by the Board of Directors of the Pulp Corporation;

     (ii) The said Operating Committee shall also be advisory to the officers of Upper Fraser and Sinclair and the operating management of the sawmills of Upper Fraser and Sinclair upon all matters and questions affecting operations of Upper Fraser and Sinclair other than those arising from the usual and normal day to day conduct of their business or in connection with matters and questions upon which action or decision has been taken by the Boards of Directors of Upper Fraser and Sinclair, and in order to carry out and discharge the aforesaid duties and responsibilities in respect of the said matters and questions affecting operations of Upper Fraser and Sinclair, the said Operating Committee shall constitute a sub-committee (to be known as the "Sawmill Committee") of nine persons (who may or may not be members of the said Operating Committee) and that such Sawmill Committee shall have such duties, rights and responsibilities as may be delegated or designated from time to time by the said Operating Committee.

     (iii) The Vice President and General Manager of the Pulp Corporation shall be one of the Operating Committee and shall preside as Chairman at all meetings of the Operating Committee, and the General Manager of the Sawmill Division of the Pulp Corporation shall be one of the operating personnel members of the Sawmill Committee and shall preside as Chairman at all meetings of the Sawmill Committee.

     (iv) The General Manager of the Sawmill Division of the Pulp Corporation shall be one of the operating personnel members of the said Operating Committee, and the Vice President and General Manager of the Pulp Corporation shall be one of the operating personnel members of the said Sawmill Committee.

     (v) Seven (7) voting members of the Operating Committee or the Sawmill Committee, as the case may be, shall constitute a quorum and no action or motion shall be carried except by unanimous vote of all voting members present, and in the event that any action or motion fails by reason of the lack of an unanimous vote, the matter or question in the case of the Operating Committee shall be referred to the next following meeting of the Directors of the Pulp Corporation, and in the case of the Sawmill Committee shall be referred to the next following meeting of the Operating Committee.

     (vi) The said Operating Committee shall have full power and right to determine the time, place and frequency of its meetings and the meetings of the Sawmill Committee, and the method of the conduct of the Sawmill Committee meetings; provided, however, written minutes of every meeting shall be prepared."

2. That Clause 4 of the said Basic Agreement as amended by the said First Supplemental Agreement, be and is hereby further amended by deleting therefrom Paragraph (e) and (f) in their entirety and substituting therefor the following as Paragraph (e):

     "(e) Forest Kraft and Northwood hereby agree that they shall cause the said Operating Committee in constituting the said Sawmill Committee to elect thereto members as follows:

          Three voting members to be nominated by Forest Kraft

          Three voting members to be nominated by Northwood

          Three voting members to be operating personnel."

3. That Clause 4 of the said Basic Agreement as amended by the First Supplemental Agreement, be further amended by deleting Paragraph (g) therefrom and substituting the following therefor as Paragraph (f):

     "(f) Northwood and Forest Kraft may each have any number of observers and advisers present at meetings of the Operating Committee, Construction Committee, and Sawmill Committee, but having no vote."

4. That Clause 4 of the said Basic Agreement as amended by the said First Supplemental Agreement, be further amended by re-lettering Paragraph (h), (i),
(j) and (k) successively as Paragraphs (g), (h), (i) and (j).

5. That each and every provision (excepting always Clauses 12 and 13 thereof) of the said Basic Agreement, as amended by the First Supplemental Agreement, the Second Supplemental Agreement, the Third Supplemental Agreement, and this Agreement, referring and relating to Upper Fraser and Sinclair be deemed to refer and relate to and be applicable to, mutatis mutandis,each and every of the Other Sawmill Companies to the same extent as the same would have referred or related to or been applicable to each and every of the Other Sawmill Companies had the same been specifically named along with Upper Fraser and Sinclair in the said Basic Agreement as amended as aforesaid.

6. That if any provision or clause of this Agreement is held invalid or for any purpose such invalidity shall not affect other provisions or clauses of this Agreement which can be given effect without the invalid provision or clause and to this end the provisions and clauses of this Agreement are declared to be severable.

7. This Agreement shall be construed in accordance with the laws of the Province of British Columbia.

8. The parties hereto do hereby jointly and severally confirm each and every covenant and provision of the said Basic Agreement and all Exhibits thereto, the said First Supplemental

Agreement, and the said Second Supplemental Agreement, and the said Third Supplemental Agreement, except to the extent the same may have been specifically modified or amended hereby.

9. This Agreement shall be binding upon and enure to the benefit of the parties hereto, their respective successors and permitted assigns, as the case may be.

     IN WITNESS WHEREOF the parties have caused their seals to be affixed in the presence of their respective proper officers duly authorized in that behalf as of the day and year first above written.

The common seal of NORTHWOOD    )
MILLS LTD. was hereunto affixed )
in the presence of:             )
                                )
       Adam H. Zimmerman        )
--------------------------------)
Director                        )
                                )
      David C. Davenport        )
--------------------------------)
Director                        )



Attest:                                     FOREST KRAFT COMPANY

/s/ Albert H. Sealy,
--------------------------------            By  /s/ Geo. H. Pringle
Assistant Secretary                             -------------------------------
                                                President


Attest:                                     THE MEAD CORPORATION

/s/ Albert H. Sealy,
--------------------------------            By  /s/ Geo. H. Pringle
Secretary                                       -------------------------------
                                                President


                                            NORANDA MINES LIMITED


                                            By  /s/ R. V. Porritt
                                                -------------------------------
                                                President

                                                /s/ R. C. Ashenhurst
                                                -------------------------------
                                                Secretary


The common seal of NORTHWOOD )
PULP LIMITED was hereunto    )
affixed in the presence of:  )
                             )
/s/ Adam H. Zimmerman        )
-----------------------------)
President                    )
                             )
/s/ R. C. Ashenhurst         )
-----------------------------)
Secretary                    )

     Fifth Supplemental Agreement made as of the 15th day of December, A.D.
1970,

BETWEEN:

          NORTHWOOD MILLS LTD., a company duly incorporated
          ---------------------
          under the laws of the Province of Britsh Columbia, Canada, having an office at the City of Vancouver, Province aforesaid;

          (hereinafter called "Northwood")

                                                              OF THE FIRST PART

AND:

          FOREST KRAFT COMPANY, a company duly incorporated
          ---------------------
          under the laws of the State of Delaware, one of the United States of America, having an office at the City of Dayton, State of Ohio, one of the United States of America;

          (hereinafter called "Forest Kraft")

                                                              OF THE SECOND PART

AND:

          THE MEAD CORPORATION, a company duly incorporated
          ---------------------
          under the laws of the State of Ohio, one of the United States of America, having an office at the City of Dayton, State aforesaid;

          (hereinafter called "Mead")

                                                              OF THE THIRD PART

AND:

          NORANDA MINES LIMITED, a company duly
          ----------------------
          incorporated under the laws of the Province of Ontario, Canada, having an office at the City of Toronto, Province aforesaid;

          (hereinafter called "Noranda")

                                                              OF THE FOURTH PART

AND:

          NORTHWOOD PULP LIMITED, a company duly
          -----------------------
          incorporated under the laws of the Province of Britsh Columbia, Canada, having an office at the City of Prince George, Province aforesaid;

          (hereinafter called "Pulp Corporation")

                                                              OF THE FIFTH PART

W H E R E A S :

A. Canamead, Inc., a company duly incorporated under the laws of the State of Ohio, one of the United States of America (hereinafter called "Canamead") entered into an Agreement dated as of the 24th day of April, 1964 with Northwood, Mead and Noranda (hereinafter referred to as the "Basic Agreement") providing for, inter alia, the incorporation of "Pulp Corporation" and for Pulp Corporation to construct and operate a pulp mill having an initial daily rated capacity of five hundred (500) tons of paper grade bleached, semi-bleached and unbleached sulphate wood pulp, and

B. Canamead, Northwood, Mead and Noranda have entered into an Agreement made as of the 2nd day of July, 1964 (hereinafter referred to as the "First Supplemental Agreement") providing for, inter alia, an increase in the aforesaid initial daily rated capacity to six hundred and twenty-five (625) tons of paper grade bleached, semi-bleached and unbleached sulphate wood pulp, and

C. Northwood, Forest Kraft, Mead and Noranda have entered into an Agreement made as of the 5th day of April, 1965 (hereinafter referred to as the "Second Supplemental Agreement") providing for, inter alia, the succession by Forest Kraft to all the rights and privileges of Canamead under the said Basic Agreement and the First Supplemental Agreement, and

D. Northwood, Forest Kraft, Mead, Noranda and Pulp Corporation have entered into an Agreement made as of the 15th day of March, 1966 (hereinafter referred to as the "Third Supplemental Agreement") providing for, inter alia, amendments to the said Basic Agreement and certain other agreements, arising out of additional borrowing by Pulp Corporation, and

E. Northwood, Forest Kraft, Mead, Noranda and Pulp Corporation have entered into an Agreement made as of the 1st day of February, 1967 (hereinafter referred to as the "Fourth Supplemental Agreement") providing for, inter alia, amendments to Clause 4 of the Basic Agreement, and

F. The parties hereto have agreed that the said Basic Agreement and the Exhibits thereto, as amended by the First Supplemental Agreement, the Second Supplemental Agreement, the Third Supplemental Agreement, and the Fourth Supplemental Agreement, shall be amended and modified as hereinafter set forth.

     NOW THEREFORE THIS AGREEMENT WITNESSETH that in consideration of the mutual covenants herein contained the parties hereto do hereby agree as follows:

1. That Clause 4 of the said Basic Agreement as amended by the said First Supplemental Agreement and the Fourth Supplemental Agreement, be further amended by deleting therefrom Paragraph (b) in its entirety and substituting the following therefor:

     "(b) Northwood and Forest Kraft hereby agree to cause the Directors of the Pulp Corporation and Upper Fraser and Sinclair and the Other Sawmill Companies (as defined in said Fourth Supplemental Agreement) to jointly constitute by resolution an Operating Committee of ten persons (who may or may not be members of the Board of Directors of the Pulp Corporation or Upper Fraser and/or Sinclair and/or the said Other Sawmill Companies) and that such Operating Committee shall have the following duties, rights and responsibilities in addition to any other rights, duties and responsibilities as may be delegated or designated by any of the said Boards of Directors:

          (i) The said Operating Committee shall be advisory to the officers of the Pulp Corporation and the operating management of the said pulp mill on all matters and questions affecting operations of the Pulp Corporation other than those arising in connection with the usual and normal day to day conduct of its business or in connection with matters and questions upon which action or decision has been taken by the Board of Directors of the Pulp Corporation;

        (ii) The said Operating Committee shall also be advisory to the officers and operating management of Upper Fraser and Sinclair and the said Other Sawmill Companies upon all matters and questions affecting operations of Upper Fraser and Sinclair and the said Other Sawmill Companies other than those arising from the usual and normal day to day conduct of their business or in connection with matters and questions upon which action or decision has been taken by the Boards of Directors of Upper Fraser and Sinclair and the said Other Sawmill Companies, and in order to carry out and discharge the aforesaid duties and responsibilities in respect of the said matters and questions affecting operations of Upper Fraser and Sinclair and the said Other Sawmill Companies, the said Operating Committee shall constitute a sub-committee (to be known as the "Sawmill Committee") of nine persons (who may or may not be members of the said Operating Committee) and that such Sawmill Committee shall have such duties, rights and responsibilities as may be delegated or designated from time to time by the said Operating Committee;

       (iii) The Vice President and General Manager of the Pulp Corporation shall be one of the members of the Operating Committee and shall preside as Chairman at all meetings of the Operating Committee, and shall be entitled to vote thereat, and the Vice President and General Manager of the Sawmill Division of the Pulp Corporation shall be one of the operating personnel members of the Sawmill Committee and shall preside as Chairman at all meetings of the Sawmill Committee;

        (iv) The Vice President and General Manager of the Sawmill Division of the Pulp Corporation shall be one of the operating personnel members of the said Operating Committee, and the Vice President and General Manager of the Pulp Corporation shall be one of the operating personnel members of the said Sawmill Committee;

         (v) Seven (7) voting members of the Operating Committee or the Sawmill Committee, as the case may be, shall constitute a quorum and no action or motion shall be carried except by unanimous vote of all voting members present, and in the event that any action or motion fails by reason of the lack of a unanimous vote, the matter or question in the case of the Operating Committee shall be referred to the next following meeting of the Directors of the Pulp Corporation, and in the case of the Sawmill Committee shall be referred to the next following meeting of the Operating Committee;

        (vi) The said Operating Committee shall have full power and right to determine the time, place and frequency of its meetings and the meetings of the Sawmill Committee, and the method of the conduct of the Sawmill Committee meetings; provided, however, written minutes of every meeting shall be prepared."

2. That Noranda and Mead will, in equal amounts, each advance up to a maximum of Five Million Dollars ($5,000,000) (Canadian funds) in such amounts and at such days and times as may be required by Pulp Corporation; the principal of such advances to be repaid by Pulp Corporation in five (5) equal yearly aggregate payments to be made on the 31st day of December of each year commencing with the year 1972 and that such loans and advances will be evidenced and secured as provided in the Financing Agreement as set out in the letter of the Canadian Imperial Bank of Commerce dated November 12th, 1970 and addressed to Mead, the Pulp Corporation, Noranda and Northwood.

3. That Northwood and Mead hereby consent to the creation by Pulp Corporation of funded indebtedness (as defined in Clause 5 of the said Basic Agreement) provided that such funded indebtedness in the aggregate does not exceed the sum of Eighty-Five Million Dollars ($85,000,000) (Canadian funds).

4. Northwood and Forest Kraft hereby confirm their respective consents to the authorization and issuance by Pulp Corporation of Fourteen Million (14,000,000) five percent (5%) Preference Shares each having a nominal or par value of One Dollar ($1.00).

5. That if any provision or clause of this Agreement is held invalid or for any purpose such invalidity shall not affect other provisions or clauses of this Agreement which can be given effect without the invalid provision or clause and to this end the provisions and clauses of this Agreement are declared to be severable.

6. This Agreement shall be construed in accordance with the laws of the Province of British Columbia.

7. The parties hereto do hereby jointly and severally confirm each and every covenant and provision of the said Basic Agreement and all Exhibits thereto, the said First Supplemental Agreement, and the said Second Supplemental Agreement, and the said Third Supplemental Agreement, and the said Fourth Supplemental Agreement, except to the extent the same may have been specifically modified or amended hereby.

8. This Agreement shall be binding upon and enure to the benefit of the parties hereto, their respective successors and permitted assigns, as the case may be.

        IN WITNESS WHEREOF the parties have caused their seals to be affixed in the presence of their respective proper officers duly authorized in that behalf as of the day and year first above written.



The Common Seal of NORTHWOOD MILLS)
LTD. was hereunto affixed in the  )
presence of:                      )
                                  )
                                  )
/s/ Adam H. Zimmerman             )
--------------------------------- )
Director                          )
                                  )
                                  )
/s/ Alfred Powis                  )
--------------------------------- )
Director                          )



                                            FOREST KRAFT COMPANY



Attest:                                     By:/s/ J. W. McSwiney
                                               ---------------------------
                                               President
/s/ Albert H. Sealy
---------------------------------
Secretary


                                            THE MEAD CORPORATION


Attest:
                                            By:/s/ J. W. McSwiney
                                               ---------------------------
                                               President
/s/ Albert H. Sealy
--------------------------------
Secretary



                                            NORANDA MINES LIMITED



                                            By:/s/ Alfred Powis
                                               ---------------------------
                                               President


                                               /s/ R. C. Ashenhurst
                                               ---------------------------
                                               Secretary

The Common Seal of NORTHWOOD PULP
LIMITED was hereunto affixed in
the presence of:


/s/ Adam H. Zimmerman
--------------------------------
President


/s/ B. H. Grose
--------------------------------
Secretary

DATED:               15th December, 1970.
-------------------------------------------
===========================================

BETWEEN:

     NORTHWOOD MILLS LTD.
     --------------------

AND:
     FOREST KRAFT COMPANY
     ---------------------

AND:
     THE MEAD CORPORATION
     --------------------

AND:
     NORANDA MINES LIMITED
     --------------------

AND:
     NORTHWOOD PULP LIMITED
     ----------------------

===========================================


FIFTH SUPPLEMENTAL AGREEMENT
----------------------------


===========================================

                DCD:jrw








===========================================

BOURNE, LYALL, SHIER, DAVENPORT & SPENCER
          Barristers & Solicitors

        1180 - 505 Burrard Street
            Vancouver 1, B.C.

          Sixth Supplemental Agreement made as of the 1st day of April, 1974,

BETWEEN:

          NORTHWOOD MILLS LTD., a company duly
          --------------------
          incorporated under the laws of the
          Province of British Columbia, Canada,
          having an office at the City of
          Vancouver, Province aforesaid;

          (hereinafter called "Northwood")

                                                             OF THE FIRST PART

AND:

          FOREST KRAFT COMPANY, a company duly
          --------------------
          incorporated under the laws of the
          State of Delaware, one of the United
          States of America, having an office
          at the City of Dayton, State of Ohio,
          one of the United States of America;

          (hereinafter called "Forest Kraft")

                                                             OF THE SECOND PART

AND:

          THE MEAD CORPORATION, a company duly
          --------------------
          incorporated under the laws of the
          State of Ohio, one of the United
          States of America, having an office
          at the City of Dayton, State
          aforesaid;

          (hereinafter called "Mead")

                                                             OF THE THIRD PART

AND:

          NORANDA MINES LIMITED, a company duly
          ---------------------
          incorporated under the laws of the
          Province of Ontario, Canada, having
          an office at the City of Toronto,
          Province aforesaid;

          (hereinafter called "Noranda")

                                                             OF THE FOURTH PART

AND:

          NORTHWOOD PULP AND TIMBER LIMITED, a company
          ---------------------------------
          duly incorporated under the laws of the
          Province of British Columbia, Canada, having an office at the City of Prince George, Province aforesaid;

          (hereinafter called "Pulp Corporation")

                                                               OF THE FIFTH PART

W H E R E A S:

A. Canamead, Inc., a company duly incorporated under the laws of the State of Ohio, one of the United States of America, entered into an Agreement dated as of April 24th, 1964 with Northwood, Mead and Noranda providing for, inter alia, the incorporation of "Pulp Corporation" and for the said Pulp Corporation to construct and operate a pulp mill at or near Prince George, B.C., which said Agreement being amended by subsequent Agreements dated respectively July 2nd, 1964, April 5th, 1965, March 15th, 1966, February 1st, 1967 and December 15th, 1970 (such Agreement, together with all the aforesaid amendments being hereinafter referred to as the "Basic Agreement"); and

B. The parties hereto have agreed that the said Basic Agreement and the Exhibits thereto shall be amended and modified as hereinafter set forth.

     NOW THEREFORE THIS AGREEMENT WITNESSETH that in consideration of the mutual covenants herein contained the parties hereto do hereby agree as follows:

1. The said Basic Agreement is hereby amended by deleting therefrom Clause 4 in its entirety and substituting the following therefor:

     "4.  Management of the Pulp Corporation and Bulkley Valley Forest
          ------------------------------------------------------------
          Industries Limited
          ------------------

     (a) Northwood and Mead agree that as long as each or its respective subsidiaries or assigns as permitted by this agreement holds 50% of the issued ordinary shares regardless of class of the Pulp
          Corporation:

          (i) Subject as hereinafter provided in subparagraph (iii) hereof, the number of directors of each of the Pulp Corporation and Bulkley Valley Forest Industries Limited (herein called "B.V.F.I.") shall be eleven (11) of which six (6) persons (all of which to be ordinarily resident in Canada and one (1) of which to be ordinarily resident in the Province of British Columbia) selected by Northwood (hereinafter called the "Northwood Directors"), and five (5) persons selected by Mead (hereinafter called the "Mead Directors") shall be elected directors of the Pulp Corporation and B.V.F.I. respectively at every meeting of the Pulp Corporation and B.V.F.I. respectively held for the purpose of electing the Board of eleven (11) directors.

          (ii) In the event of the resignation, death, disqualification or removal of any of the aforesaid eleven (11) directors, the parties hereto shall elect or cause to be elected or appointed a person selected by Northwood in the case of the resignation, death, disqualification or removal of a Northwood Director or a person selected by Mead in the case of the resignation, death, disqualification or removal of a Mead Director. A director may be removed before the expiration of his period of office by the party who elected or appointed such director.

        (iii) In the event the number of directors of the Pulp Corporation or B.V.F.I. is increased to twelve (12) as provided in the Articles of Association attached hereto as Exhibit "B", the said twelfth director shall be elected or appointed on the joint nomination of Mead and Northwood. Provided that in the event Mead and Northwood do not within ten (10) days of such increase agree in writing on a person to be appointed as the twelfth director, then and in that event the twelfth director shall be determined by arbitration in accordance with Clause 17 hereof, and on the identity of the said twelfth director being so determined he shall be appointed forthwith to the Board of Directors of each of the said companies.

         (iv) At all times when there are not more than eleven (11) directors in office, no action shall be taken at any meeting of the Board of Directors of the Pulp Corporation or B.V.F.I. respectively except with the affirmative vote of a majority of the Northwood

               Directors present in person or by alternate and a majority of the Mead Directors present in person or by alternate.

          (v) The quorum necessary for the transaction of the business of the directors shall be six (6) directors present in person or by alternate.

         (vi) Neither Northwood nor Mead shall agree to or cause the Memorandum and Articles of the Pulp Corporation or B.V.F.I. to be amended, varied or modified in any way whatsoever without the consent in writing of the other first had and obtained; provided however the Articles of B.V.F.I. shall be amended forthwith after the date hereof so as to be identical as practically possible with the Articles of the Pulp Corporation.

        (vii) Unless otherwise mutually agreed in writing, each following party shall be entitled to select the persons to be elected or appointed by the Boards of Directors of the Pulp Corporation and B.V.F.I. to the offices indicated below under the name of such party:

                      Mead                           Northwood
                      ----                           ---------
               Chairman of the Board               President
               Senior Vice President               Vice President
               Assistant Secretary                 Secretary
               Comptroller                         Treasurer
               Vice President and                  Vice President and
                General Manager - Pulp              General Manager -
               Assistant Treasurer                  Timber
                                                   Assistant Comptroller

(b) Northwood and Forest Kraft hereby agree to cause the directors of the Pulp Corporation and B.V.F.I. to jointly constitute by resolution an Operating Committee of ten (10) persons (who may or may not be members of the Board of Directors of the Pulp Corporation or B.V.F.I.) and that such Operating Committee shall have the following duties, rights and responsibilities in addition to any other duties, rights and responsibilities as may be delegated or designated by any of the said Boards of Directors:

     (i) The said Operating Committee shall be advisory to the officers of the Pulp Corporation and the operating management of the said pulp mill on all matters and questions affecting operations of the Pulp Corporation other than those arising in connection with the usual and normal day to day conduct of its business or in connection with the matters and questions upon which action or decision has been taken by the Board of Directors of the Pulp Corporation;

     (ii) The said Operating Committee shall also be advisory to the officers and operating management of B.V.F.I. and the sawmills owned and operated by the Pulp Corporation itself, upon all matters and questions affecting operations of B.V.F.I. and the said sawmills other than those arising from the usual and normal day to day conduct of their business or in connection with matters and questions upon which action or decision has been taken by the Boards of Directors of the Pulp Corporation or B.V.F.I. and in order to carry out and discharge the aforesaid duties and responsibilities in respect of the said matters and questions affecting operations of B.V.F.I. and the said sawmills, the said Operating Committee shall constitute a sub-committee (to be known as the "Sawmill Committee") of nine (9) persons (who may or may not be members of the said Operating Committee and that such Sawmill Committee shall have such duties, rights and responsibilities as may be delegated or designated from time to time by the said Operating Committee;

(iii) The Vice President and General Manager - Pulp of the Pulp Corporation shall be one of the members of the Operating Committee and shall preside as Chairman at all meetings of the Operating Committee and shall be entitled to vote thereat and the Vice President and General Manager - Timber of the Pulp Corporation shall be one of the operating personnel members of the Sawmill Committee and shall preside as Chairman at all meetings of the Sawmill Committee;

(iv) The Vice President and General Manager - Timber of the Pulp Corporation shall be one of the operating personnel members of the said Operating Committee and the Vice President and General Manager - Pulp of the Pulp Corporation shall be one of the operating personnel members of the said Sawmill Committee;

     (v) Seven (7) voting members of the Operating Committee or the Sawmill Committee, as the case may be, shall constitute a quorum and no action or motion shall be carried except by unanimous vote of all voting members present, and in the event that any action or motion fails by reason of the lack of a unanimous vote, the matter or question in case of the Operating Committee or the Sawmill Committee shall be referred to the next following meeting of the directors of the Pulp Corporation or B.V.F.I., as the case may be.

     (vi) The said Operating Committee shall have full power and right to determine the time, place and frequency of its meetings and the meetings of the Sawmill Committee and the method and conduct of the Sawmill Committee meetings; provided however written minutes of every meeting shall be prepared.

(c) Northwood and Mead may each have any number of observers or advisors present at meetings of the Operating Committee and the Sawmill Committee, but having no vote in either case.

(d) The parties hereto hereby agree that the Pulp Corporation and B.V.F.I. shall not be obligated to pay any management fees whatsoever to any of the parties hereto; provided that directors' fees, if any, shall not be deemed to be a management fee within the meaning of this clause.

(e) Forest Kraft and Northwood hereby agree that the Pulp Corporation shall be managed and operated by the directors thereof and the officers thereof and a staff to be engaged and paid by the Pulp Corporation provided that the parties hereto shall cause Pulp Corporation to engage a person nominated by Mead for employment as Vice President and General Manager - Pulp with duties, powers and authorities determined from time to time by the Directors of the Pulp Corporation and that the parties hereto shall cause Pulp Corporation to engage a person nominated by Northwood for employment as Vice President and General Manager - Timber with duties, powers and authorities as determined from time to time by the Directors of the Pulp Corporation.

(f) Forest Kraft and Northwood hereby agree that B.V.F.I. shall be managed and operated by the directors thereof and the officers thereof and a staff to be engaged and paid by B.V.F.I. provided that the parties hereto shall cause the Vice President and General Manager - Timber of the Pulp Corporation to be elected as a Vice President in charge of the operations of B.V.F.I.

(g) Mead, upon the request of the Pulp Corporation, shall furnish such technicians or personnel or services as the directors of Pulp Corporation may require at such rates and charges as Mead and the Pulp Corporation shall agree upon prior to the furnishing of such personnel or services. Northwood, upon request of the Pulp Corporation or B.V.F.I. shall furnish such technicians or personnel or services as the directors of Pulp Corporation or B.V.F.I. may require at such rates and charges as Northwood and the Pulp Corporation or B.V.F.I. shall agree upon prior to the furnishing of such personnel or services."

2. Exhibit "B" to the said Basic Agreement shall be and is hereby amended by deleting therefrom in its entirety Article 42 and substituting the following therefor:

"42. Directors
     ---------

     (a) The number of Directors shall be eleven (11) of whom six (6) shall be elected by the holders of the "A" ordinary shares and five (5) shall be elected by the holders of the "B" ordinary shares, either at the annual general meeting, or at separate meetings of the holders of the "A" ordinary shares and of the holders of the "B" ordinary shares, at which separate meetings the regulations herein set forth shall apply as though only "A" ordinary shares or "B" ordinary shares were outstanding. The number of Directors shall not be increased or decreased, except as hereinafter provided, without the sanction of a Special Resolution. The names of the first Directors shall be determined in writing by the subscribers to the Memorandum of Association.

     (b) If the Directors are unable to decide or act upon any matter, motion or question before the meeting because the same shall not have received the approval of both a majority of the Directors elected by the holders of the "A" ordinary shares and a majority of the Directors elected by the holders of the "B" ordinary shares or by reason of the lack of a quorum at any meeting, then the number of Directors shall be and continue to be twelve (12) until the next annual general meeting of the members whereupon the number of Directors shall again be eleven
          (11), provided that the number of Directors shall be subject to increase to twelve (12) as aforesaid, without limit to the number of times the Directors have been so increased."

3. Exhibit "B" to the said Basic Agreement shall be and is hereby further amended by deleting in its entirety Article 66 and substituting the following therefor:

"66.  Proceedings of Directors
      ------------------------

          No resolution of the Directors shall be passed unless it is approved by a majority of the Directors elected by the holders of the "A" ordinary shares and also by a majority of Directors elected by the holders of the "B" ordinary shares unless and until an additional Director has been appointed, as provided for in Article 43. After the additional Director has been appointed, as provided in Article 43, questions arising at a meeting of the Directors shall be decided by a majority of votes, but the Chairman of the meeting shall in no circumstances have a second or casting vote but, in the event of a tie or deadlock the said additional Director appointed, as provided for in Article 43 hereof, shall have a second or casting vote."

4. Exhibit "B" to the said Basic Agreement shall be and is hereby amended by deleting the words "General Manager" from paragraph (b) of Article 52, and deleting in its entirety paragraph (d) of Article 53 and relettering the succeeding paragraphs (d), (e), (f) and (g) respectively.

5. That if any provision or clause of this Agreement is held invalid, such invalidity shall not affect other provisions or clauses of this Agreement which can be given effect without the invalid provision or clause and to this end the provisions and clauses of this Agreement are declared to be severable.

6. This Agreement shall be construed in accordance with the laws of the Province of British Columbia.

7. The parties do hereby jointly and severally confirm each and every covenant and provision of the said Basic Agreement and all Exhibits thereto (as amended as aforesaid) except to the extent the same may have been specifically modified or amended hereby.

8. This Agreement shall be binding upon and enure to the benefit of the parties hereto, their respective successors and permitted assigns, as the case may be.

     IN WITNESS WHEREOF the parties have caused their seals to be affixed in the presence of their respective proper officers duly authorized in that behalf as of the day and year first above written.

The Common Seal of NORTHWOOD        )
MILLS LTD. was hereunto affixed     )
in the presence of:                 )
                                    )
/s/ Adam H. Zimmerman               )
--------------------------------    )
          President                 )
                                    )
/s/ B.H. Grose                      )
--------------------------------    )
          Secretary                 )


                                        FOREST KRAFT COMPANY

Attest:                                 By: /s/ J.W. Mc Swiney
/s/ W. Walker Lewis                        ----------------------------
-------------------------------                     President
          Secretary


Attest:                                 THE MEAD CORPORATION
/s/ Albert H. Sealy
-------------------------------         By: /s/ Warren L. Batts
          Secretary                         ---------------------------
                                                    President

                                        NORANDA MINES LIMITED


                                        By: /s/ Alfred Powis
                                            ------------------------
                                                 President

                                            /s/ R.C. Ashenhurst
                                            ------------------------
                                                 Secretary


The Common Seal of NORTHWOOD   )
PULP AND TIMBER LIMITED as     )
hereunto affixed in the        )
presence of:                   )
                               )
/s/ Adam H. Zimmerman          )
----------------------------   )
        President              )
                               )
/s/ B.H. Grose                 )
----------------------------   )
        Secretary              )